UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243

Franklin Strategic Series

(Exact name of registrant as specified in charter)

One Franklin Parkway,

San Mateo, Ca 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 4/30/19

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON

Annual Report
and Shareholder Letter

April 30, 2019

Franklin Strategic Series

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended April 30, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, and the unemployment rate declined.

In April 2019, the Standard & Poor’s 500® Index (S&P 500®) reached an all-time high after declining in 2018’s fourth quarter. During the period, markets reflected concerns about the U.S. Federal Reserve’s (Fed’s) interest-rate path, U.S. political uncertainties and U.S.-China trade disputes, but these concerns were mitigated by the Fed’s patient monetary policy stance and investor optimism about a trade deal. Within this environment, U.S. stocks, as measured by the S&P 500, generated a double-digit percentage positive total return for the 12-month period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents

Annual Report

Economic and Market Overview	3

Franklin Growth Opportunities Fund	4

Franklin Select U.S. Equity Fund	11

Franklin Small Cap Growth Fund	18

Franklin Small-Mid Cap Growth Fund	25

Financial Highlights and Statements of Investments	32

Financial Statements	65

Notes to Financial Statements	71

Report of Independent Registered Public Accounting Firm	90

Tax Information	91

Board Members and Officers	92

Shareholder Information	96

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

The U.S. economy grew during the 12-month period. The economy expanded at a faster rate in 2019’s first quarter after moderating in the previous two quarters. Growth in consumer spending, inventory investment, exports, state and local government spending and business investment was partly offset by declines in housing investment and federal government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.9% in April 2018 to 3.6% at period-end.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.5% in April 2018 to 2.0% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. The Fed also lowered its forecasts for economic growth in 2019 and 2020. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and better U.S. corporate earnings. However, markets reflected concerns about tighter regulation of technology companies, the Fed’s interest-rate path, U.S. political uncertainties, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partially alleviated by easing trade tensions and optimism about a potential U.S.-China trade deal. Markets also benefited from the Fed’s indications of a patient approach to its monetary policy decisions. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index (S&P 500), sold off sharply in 2018’s fourth quarter but rallied in 2019’s first four months, reaching a new all-time high in April 2019. Overall, the S&P 500 posted a +13.49% total return for the 12-month period.2

The foregoing information reflects our analysis and opinions as of April 30, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Growth Opportunities Fund

This annual report for Franklin Growth Opportunities Fund covers the fiscal year ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing, under normal conditions, predominantly in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

Performance Overview

The Fund’s Class A shares posted a +15.91% cumulative total return for the 12 months under review. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with relatively higher price-to-book ratios and higher forecasted growth values, posted a +16.61% total return.1 The Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, posted a +13.49% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and

Portfolio Composition

Based on Total Net Assets as of 4/30/19

operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, nearly all sectors represented in the Fund’s portfolio posted positive returns and contributed to absolute performance. Relative to the Russell 3000® Growth Index, key contributors to the Fund’s performance included stock selection and an overweighting in the information technology (IT) sector, stock selection in the

1. Source: Morningstar.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 37.

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FRANKLIN GROWTH OPPORTUNITIES FUND

industrials sector, and stock selection and an underweighting in the materials sector.

In the IT sector, our investments in ServiceNow, Mastercard and Zendesk boosted relative results. ServiceNow, a provider of cloud-based services that enable companies to become more automated and efficient, continues to execute well in its large addressable market. A leader in enabling digital transformation, the company is becoming a multi-platform growth business with a strong product line, in our analysis. The recently introduced pro version of a core offering comes at a price premium we believe could drive revenue and billings growth. Payment solutions provider Mastercard continues to perform very well, exceeding expectations and announcing several growth initiatives, partnerships, acquisition of capabilities that expand its global network, investment in emerging regions and expansion into new payment flows. The company has shown an ability to both invest for the long term and deliver solid quarter-to-quarter execution, which we believe is supported by a strong organic growth profile. Customer service platform provider Zendesk saw solid momentum moving upmarket selling into enterprise clients and benefited from increased attach rates of its newer customer support offerings as it began to market the Zendesk Suite in bundle form in 2018’s second quarter. We believe the company’s addition of a sales automation software through an acquisition and its launch of a client relationship management platform for custom app development position the company to expand its total addressable market.

Notable contributors in the industrials and materials sectors included holdings in real estate information and marketing company CoStar Group and specialty chemicals and carbon materials manufacturer Ingevity, respectively.

Elsewhere, our position in MSCI, a provider of investment decision support tools, including indexes and portfolio risk and performance analytics, aided relative results.

In contrast, key detractors from the Fund’s relative performance included stock selection in the consumer staples, communication services and consumer discretionary sectors, as well as an underweighting in the communication services sector.

Within consumer staples, our position in Constellation Brand, which produces, markets and distributes beverage alcohol products, hurt relative results. In communication services, social media company Facebook’s shares advanced, and our underweighted position hindered relative performance. In

Top 10 Holdings

4/30/19

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc.	7.8%
Consumer Discretionary
Mastercard Inc.	5.3%
Information Technology
Microsoft Corp.	5.2%
Information Technology
Visa Inc.	4.0%
Information Technology
Alphabet Inc.	3.9%
Communication Services
Apple Inc.	2.9%
Information Technology
ServiceNow Inc.	2.8%
Information Technology
SBA Communications Corp.	2.6%
Real Estate
CoStar Group Inc.	2.2%
Industrials
Adobe Inc.	2.1%
Information Technology

consumer discretionary, our holding in casino resorts operator Wynn Resorts (not held at period-end) dampened relative results.

Other key individual detractors included positions in defense and security solutions manufacturer Raytheon, education technology company 2U and biotechnology firm Heron Therapeutics. Raytheon’s shares declined in 2018 along with other large-capitalization defense stocks after tensions eased between the U.S. and North Korea and as many investors worried about potential defense budget cuts. However, easing defense budget concerns helped drive defense stocks higher in 2019’s first four months. We believe the company has a better portfolio than its peers, with a focus on digital capabilities, and it has a strong position on missile defense. After reaching an all-time high early in the period, 2U’s share price declined due to investor concerns about competition and slowing growth.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

Grant Bowers Lead Portfolio Manager

Sara Araghi, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Performance Summary as of April 30, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	+15.91%	+9.52%
5-Year	+81.60%	+11.41%
10-Year	+321.57%	+14.82%

Advisor
1-Year	+16.16%	+16.16%
5-Year	+83.97%	+12.97%
10-Year	+333.13%	+15.79%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN GROWTH OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 9 for Performance Summary footnotes.

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FRANKLIN GROWTH OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Distributions (5/1/18–4/30/19)

Share Class	Long-Term Capital Gain
A	$4.1650
C	$4.1650
R	$4.1650
R6	$4.1650
Advisor	$4.1650

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	0.99%	0.99%
Advisor	0.74%	0.74%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with relatively higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,148.10	$5.01	$1,020.13	$4.71	0.94%
C	$1,000	$1,144.30	$9.04	$1,016.36	$8.50	1.70%
R	$1,000	$1,146.90	$6.28	$1,018.94	$5.91	1.18%
R6	$1,000	$1,149.40	$3.09	$1,021.92	$2.91	0.58%
Advisor	$1,000	$1,149.10	$3.68	$1,021.37	$3.46	0.69%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Select U.S. Equity Fund

Formerly, Franklin Focused Core Equity Fund

This annual report for Franklin Select U.S. Equity Fund covers the fiscal year ended April 30, 2019. As previously communicated, effective June 1, 2018, the Fund changed its investment strategy, but its goal remained the same.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in U.S. equity securities. The Fund invests primarily to predominantly in equity securities of large-capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500).

Performance Overview

The Fund’s Class A shares posted a +10.72% cumulative total return for the 12 months under review. In comparison, the S&P 500, which tracks the broad U.S. stock market, posted a +13.49% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, bottom-up fundamental investors seeking companies that exhibit a combination of growth potential, quality and reasonable valuation. We assess growth potential by considering companies that we believe are positioned for growth in revenue, earnings or assets. In assessing valuation, we consider whether security prices fully reflect the balance of the long-term growth prospects relative to business and financial risks. We place a particular emphasis on quality and assessing downside risk, believing that important attributes of quality include experienced and talented management teams, favorable competitive positioning, and financial strength reflected in metrics including profitability, free cash flow generation and returns on capital employed. This quality analysis generally includes our assessment of the

Portfolio Composition

Based on Total Net Assets as of 4/30/19

potential impacts of any material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We generally use a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies.

Manager’s Discussion

During the 12 months under review, key sector contributors to the Fund’s absolute performance included information technology (IT), health care and consumer discretionary.

In the IT sector, our investments in ServiceNow, Microsoft and Mastercard boosted absolute performance. ServiceNow, a

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 45.

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FRANKLIN SELECT U.S. EQUITY FUND

provider of cloud-based services that enable companies to become more automated and efficient, continues to execute well in its large addressable market. A leader in enabling digital transformation, the company is becoming a multi-platform growth business with a strong product line, in our analysis. The recently introduced pro version of a core offering comes at a price premium we believe could drive revenue and billings growth. Software and services company Microsoft is a beneficiary of strong sales execution, a positive enterprise IT spending environment, its status as a critical partner to IT departments in this time of digital transformation, and a large installed base that is successfully moving to higher-value cloud and Service-as-a-Software deployments. The company saw sustained strength in its enterprise cloud computing platform Azure, solid growth in its traditional server products and particularly strong growth in commercial bookings. Furthermore, the company continued to expand gross profit margins and control operational expenses. Payment solutions provider Mastercard continues to perform very well, exceeding expectations and announcing several growth initiatives, partnerships, acquisition of capabilities that expand its global network, investment in emerging regions and expansion into new payment flows. The company has shown an ability to both invest for the long term and deliver solid quarter-to-quarter execution, which we believe is supported by a strong organic growth profile.

In health care, our position in Mettler-Toledo International, which manufactures precision instruments for use in laboratory, industrial and food retailing applications, aided absolute returns.

In consumer discretionary, key contributors included our investments in e-commerce and cloud computing services company Amazon.com and athletic apparel and equipment manufacturer NIKE.

Other key individual contributors included our holding in Walt Disney, a diversified international family entertainment and media enterprise.

In contrast, key sector detractors from the Fund’s absolute performance included energy and financials.

In the energy sector, our position in oil and natural gas exploration and production company Concho Resources hindered absolute results. Concho Resources’ share price declined along with the shares of many oil-focused companies as crude oil prices fell toward the end of 2018, although the rebound in oil prices during 2019’s first four months helped pare earlier losses. Lower natural gas prices, a refinery outage,

Top 10 Holdings

4/30/19

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc.	4.3%
Consumer Discretionary
Microsoft Corp.	3.8%
Information Technology
Alphabet Inc.	3.0%
Communication Services
Analog Devices Inc.	3.0%
Information Technology
Mastercard Inc.	2.8%
Information Technology
ServiceNow Inc.	2.6%
Information Technology
NextEra Energy Inc.	2.5%
Utilities
Alibaba Group Holding Ltd.	2.4%
Consumer Discretionary
BlackRock Inc.	2.4%
Financials
Fortive Corp.	2.3%
Industrials

spending concerns, disappointing fourth-quarter 2018 earnings results and lower 2019 guidance pressured the stock further. However, company management has kept the balance sheet strong and oil production well hedged to potentially protect against downside risks to cash flows.

In financials, our holdings in financial services firm Charles Schwab and investment manager BlackRock hurt absolute results. Charles Schwab reported solid quarterly earnings results during the period, with the company delivering healthy net interest margin expansion. However, its share price declined due to investor concerns about pricing pressures coming from new no-fee products introduced by competitors, higher expenses and lower trading revenues.

Other key individual detractors included holdings in transportation, e-commerce and business services provider FedEx, nuclear components and products company BWX Technologies, and defense and security solutions manufacturer Raytheon. FedEx’s share price declined due to weaker-than-expected earnings reports and lower fiscal-year 2019 guidance, as its international revenues weakened, particularly in Europe. The company is mitigating the slowdown by offering voluntary buyouts, reducing international capacity, limiting hiring and reducing discretionary spending.

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FRANKLIN SELECT U.S. EQUITY FUND

Thank you for your continued participation in Franklin Select U.S. Equity Fund. We look forward to serving your future investment needs.

Serena Perin Vinton, CFA Lead Portfolio Manager

Chris Anderson

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SELECT U.S. EQUITY FUND

Performance Summary as of April 30, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	+10.72%	+4.63%
5-Year	+42.21%	+6.09%
10-Year	+233.31%	+12.17%

Advisor
1-Year	+11.06%	+11.06%
5-Year	+44.20%	+7.60%
10-Year	+242.34%	+13.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN SELECT U.S. EQUITY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 16 for Performance Summary footnotes.

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FRANKLIN SELECT U.S. EQUITY FUND

PERFORMANCE SUMMARY

Distributions (5/1/18–4/30/19)

Share Class	Long-Term Capital Gain
A	$2.1783
C	$2.1783
R	$2.1783
R6	$2.1783
Advisor	$2.1783

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.25%	1.49%
Advisor	1.00%	1.24%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund may have investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SELECT U.S. EQUITY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,106.50	$6.42	$1,018.70	$6.16	1.23%
C	$1,000	$1,103.10	$10.32	$1,014.98	$9.89	1.98%
R	$1,000	$1,105.70	$7.73	$1,017.46	$7.40	1.48%
R6	$1,000	$1,108.70	$4.60	$1,020.43	$4.41	0.88%
Advisor	$1,000	$1,108.60	$5.12	$1,019.93	$4.91	0.98%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	17

Franklin Small Cap Growth Fund

This annual report for Franklin Small Cap Growth Fund covers the fiscal year ended April 30, 2019. At the market close on February 12, 2015, the Fund closed to new investors with limited exceptions. Existing shareholders may add to their accounts. Effective April 28, 2017, the Fund opened Class R6 shares to new investors who are eligible to purchase Class R6 shares. Effective January 17, 2019, all share classes of the Fund re-opened to new investors.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in the equity securities of small-cap companies, which for this Fund are those with market capitalizations not exceeding $1.5 billion or that of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase.1

Performance Overview

The Fund’s Class A shares posted a +16.06% cumulative total return for the 12 months under review. In comparison, the Russell 2000® Growth Index, which measures performance of small-cap companies with relatively higher price-to-book ratios and higher forecasted growth values, posted a +6.91% total return.2 The Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, posted a +13.49% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 21.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry. We define quality

Portfolio Composition

Based on Total Net Assets as of 4/30/19

companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 52.

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FRANKLIN SMALL CAP GROWTH FUND

Manager’s Discussion

During the 12 months under review, most sectors represented in the Fund’s portfolio posted positive results and contributed to absolute performance. Relative to the Russell 2000® Growth Index, key contributors included stock selection and an overweighting in the information technology (IT) sector, stock selection in the industrials sector, and stock selection and an overweighting in the consumer discretionary sector.

Within IT, notable contributors included our investments in communications software and cloud-based platform company Twilio, cloud-based internet security platform firm Zscaler and customer service platform provider Zendesk. Twilio continued to benefit from a growing customer base, expanding customer activity, higher average revenue per customer and its core voice and messaging solutions. Furthermore, Twilio Flex, its new contact center solution, and SendGrid, a recently acquired leading business-to-consumer email messaging company, contributed to revenue growth.

In the industrials sector, key contributors included our investments in Mercury Systems, a provider of secure sensor and safety critical mission processing subsystems, and Spirit Airlines (not part of the index), an ultra low-cost, low-fare airline. Mercury Systems repeatedly raised its fiscal-year 2019 guidance amid strong bookings growth. The company continued to expand its presence in the C41 market by making strategic acquisitions, most recently GECO Avionics, a leading designer of safety critical avionics systems.

In consumer discretionary, our investment in Boot Barn Holdings, which operates retail chain stores specializing in western and work-related footwear, apparel and accessories, aided relative results.

Other notable individual contributors included our position in medical device manufacturer DexCom (not held at period-end).

In contrast, key detractors from the Fund’s relative performance included stock selection and overweightings in the financials and energy sectors, as well as stock selection and an underweighting in the communication services sector.

Within financials, our position in Western Alliance Bancorp (not part of the index), which provides banking products and services for businesses, hampered relative results. Key detractors in the energy sector included holdings in oil and natural gas exploration and production companies Callon Petroleum (not part of the index) and Ring Energy. In communication services, our position in Yelp, which hosts an

Top 10 Holdings

4/30/19

Company Sector/Industry	% of Total Net Assets
2U Inc.	1.8%
Information Technology
Silicon Laboratories Inc.	1.6%
Information Technology
Grand Canyon Education Inc.	1.6%
Consumer Discretionary
Mercury Systems Inc.	1.5%
Industrials
Allegiant Travel Co.	1.5%
Industrials
Nevro Corp.	1.4%
Health Care
ViaSat Inc.	1.4%
Information Technology
Monolithic Power Systems	1.4%
Information Technology
Kennametal Inc.	1.4%
Industrials
BWX Technologies Inc.	1.4%
Industrials

online database of user-generated reviews of local businesses, hindered relative results.

Other key individual detractors included holdings in education technology company 2U, financial technology company GreenSky (not part of the index; not held at period-end) and medical devices company Nevro. After reaching an all-time high early in the period, 2U’s share price declined due to investor concerns about competition and slowing growth. GreenSky’s share price declined after the company posted mixed earnings reports that disappointed many investors, who grew concerned about moderating growth and weaker credit quality. Nevro’s share price declined due to weaker-than-expected earnings reports and 2019 revenue guidance.

franklintempleton.com	Annual Report	19

FRANKLIN SMALL CAP GROWTH FUND

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

Michael P. McCarthy, CFA Lead Portfolio Manager

Bradley T. Carris, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP GROWTH FUND

Performance Summary as of April 30, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	+16.06%	+9.67%
5-Year	+59.80%	+8.59%
10-Year	+384.64%	+16.44%

Advisor
1-Year	+16.30%	+16.30%
5-Year	+61.81%	+10.10%
10-Year	+398.20%	+17.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 23 for Performance Summary footnotes.

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FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 23 for Performance Summary footnotes.

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FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Distributions (5/1/18–4/30/19)

Share Class	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.1294	$4.1263	$4.2557

C	$0.1294	$4.1263	$4.2557

R	$0.1294	$4.1263	$4.2557

R6	$0.1294	$4.1263	$4.2557

Advisor	$0.1294	$4.1263	$4.2557

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.09%	1.10%

Advisor	0.84%	0.85%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with relatively higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	23

FRANKLIN SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,125.90	$5.64	$1,019.49	$5.36	1.07%
C	$1,000	$1,123.00	$9.58	$1,015.77	$9.10	1.82%
R	$1,000	$1,124.50	$6.95	$1,018.25	$6.61	1.32%
R6	$1,000	$1,127.80	$3.43	$1,021.57	$3.26	0.65%
Advisor	$1,000	$1,126.80	$4.32	$1,020.73	$4.11	0.82%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

24	Annual Report	franklintempleton.com

Franklin Small-Mid Cap Growth Fund

This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in the equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index, at the time of purchase.1

Performance Overview

The Fund’s Class A shares posted a +17.43% cumulative total return for the 12 months under review. In comparison, the Russell Midcap® Growth Index, which measures performance of companies in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values, posted a +17.64% total return.2 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, posted a +13.49% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 28.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive

Portfolio Composition

Based on Total Net Assets as of 4/30/19

markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, nearly all sectors represented in the Fund’s portfolio posted positive returns and

1. The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 61.

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FRANKLIN SMALL-MID CAP GROWTH FUND

contributed to absolute performance. Relative to the Russell Midcap® Growth Index, key contributors to the Fund’s performance included stock selection and underweightings in the communication services and materials sectors and stock selection in the information technology (IT) sector.

Within communication services, our investment in photo-sharing website operator Pinterest (not part of the index), which recently completed its initial public offering, contributed to relative results. In materials, our position in specialty chemicals and carbon materials manufacturer Ingevity (not part of the index) aided relative results.

In the IT sector, key contributors to relative results included our investments in finance and human resources enterprise cloud applications company Workday, system-level semiconductor solutions developer Integrated Device Technology (not part of the index; not held at period-end) and Israel-based web development and management solutions provider Wix.com (not part of the index). Workday’s shares advanced as the company reported generally solid quarterly results during the period. The company saw strong human resources business activity and growing traction in financials activity, and we believe the company’s financials offerings are ready for broader adoption.

Other notable individual contributors to relative performance included our investments in Mercury Systems (not part of the index) and Edwards Lifesciences (not held at period-end). Mercury Systems, a provider of secure sensor and safety critical mission processing subsystems, repeatedly raised its fiscal-year 2019 guidance amid strong bookings growth. The company continued to expand its presence in the C41 market by making strategic acquisitions, most recently GECO Avionics, a leading designer of safety critical avionics systems. Edwards Lifesciences, which provides patient-focused medical products for heart disease and critical care monitoring, posted generally solid earnings reports during the period.

In contrast, key detractors from the Fund’s relative performance included stock selection in the consumer discretionary, energy and consumer staples sectors.

Within consumer discretionary, our position in casino resorts operator Wynn Resorts (not held at period-end) hurt relative results.

In the energy sector, our position in oil and natural gas exploration and production company Concho Resources hindered relative performance. Concho Resources’ share price declined along with the shares of many oil-focused companies as crude oil prices fell toward the end of 2018, although the rebound in oil prices during 2019’s first four months helped

Top 10 Holdings

4/30/19

Company Sector/Industry	% of Total Net Assets
Microchip Technology Inc.	2.3%
Information Technology
Verisk Analytics Inc.	1.9%
Industrials
SBA Communications Corp.	1.7%
Real Estate
Mettler-Toledo International Inc.	1.7%
Health Care
CoStar Group Inc.	1.6%
Industrials
GoDaddy Inc.	1.6%
Information Technology
MSCI Inc.	1.5%
Financials
Fortive Corp.	1.5%
Industrials
Rockwell Automation Inc.	1.4%
Industrials
IDEX Corp.	1.4%
Industrials

pare earlier losses. Lower natural gas prices, a refinery outage, spending concerns, disappointing fourth-quarter 2018 earnings results and lower 2019 guidance pressured the stock further. However, company management has kept the balance sheet strong and oil production well hedged to potentially protect against downside risks to cash flows.

In consumer staples, our position in baked sweet goods company Hostess Brands (not part of the index; not held at period-end) hindered relative results.

Other key individual detractors from the Fund’s relative performance included positions in education technology company 2U, medical devices company Nevro (not part of the index; not held at period end) and software solutions firm Red Hat (not held at period-end). After reaching all-time highs early in the period, 2U’s share price declined due to investor concerns about competition and slowing growth. Nevro’s share price declined due to weaker-than-expected earnings reports and 2019 revenue guidance.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

John P. Scandalios

Michael P. McCarthy, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	27

FRANKLIN SMALL-MID CAP GROWTH FUND

Performance Summary as of April 30, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	+17.43%	+10.97%
5-Year	+62.58%	+8.97%
10-Year	+290.92%	+13.96%

Advisor
1-Year	+17.67%	+17.67%
5-Year	+64.58%	+10.48%
10-Year	+300.76%	+14.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 30 for Performance Summary footnotes.

28	Annual Report	franklintempleton.com

FRANKLIN SMALL-MID CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 30 for Performance Summary footnotes.

franklintempleton.com	Annual Report	29

FRANKLIN SMALL-MID CAP GROWTH FUND

PERFORMANCE SUMMARY

Distributions (5/1/18–4/30/19)

Share Class	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.2790	$3.8629	$4.1419
C	$0.2790	$3.8629	$4.1419
R	$0.2790	$3.8629	$4.1419
R6	$0.2790	$3.8629	$4.1419
Advisor	$0.2790	$3.8629	$4.1419

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	0.93%	0.95%
Advisor	0.68%	0.70%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with relatively higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

30	Annual Report	franklintempleton.com

FRANKLIN SMALL-MID CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,172.00	$4.63	$1,020.53	$4.31	0.86%
C	$1,000	$1,169.10	$8.71	$1,016.76	$8.10	1.62%
R	$1,000	$1,171.00	$5.92	$1,019.34	$5.51	1.10%
R6	$1,000	$1,173.80	$2.64	$1,022.36	$2.46	0.49%
Advisor	$1,000	$1,172.80	$3.29	$1,021.77	$3.06	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	31

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Growth Opportunities Fund

	Year Ended April 30,
	2019	2018	2017	2016	2015
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$38.58	$34.81	$30.40	$33.13	$28.48

Income from investment operations[a]:

Net investment income (loss)[b]	(0.13)	(0.10)	(0.09)	(0.19)	(0.19)

Net realized and unrealized gains (losses)	5.29	7.03	5.14	(1.88)	5.50

Total from investment operations	5.16	6.93	5.05	(2.07)	5.31

Less distributions from:

Net realized gains	(4.17)	(3.16)	(0.64)	(0.66)	(0.66)

Net asset value, end of year	$39.57	$38.58	$34.81	$30.40	$33.13

Total return[c]	15.91%	20.43%	16.88%	(6.36)%	18.87%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.94%	1.02%	1.05%	1.11%	1.18%

Expenses net of waiver and payments by affiliates	0.94% [d,e]	0.99% [d]	0.97% [d]	1.10%	1.18% [e]

Net investment income (loss)	(0.32)%	(0.27)%	(0.30)%	(0.58)%	(0.59)%

Supplemental data

Net assets, end of year (000’s)	$2,819,007	$2,428,175	$2,272,831	$548,871	$457,619

Portfolio turnover rate	24.21%	22.68%	47.75%	25.56%	40.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

32	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016	2015
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$32.67	$30.12	$26.59	$29.27	$25.41

Income from investment operations[a]:

Net investment income (loss)[b]	(0.35)	(0.33)	(0.29)	(0.37)	(0.36)

Net realized and unrealized gains (losses)	4.32	6.04	4.46	(1.65)	4.88

Total from investment operations	3.97	5.71	4.17	(2.02)	4.52

Less distributions from:

Net realized gains	(4.17)	(3.16)	(0.64)	(0.66)	(0.66)

Net asset value, end of year	$32.47	$32.67	$30.12	$26.59	$29.27

Total return[c]	15.10%	19.53%	15.98%	(7.03)%	18.04%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.69%	1.77%	1.80%	1.85%	1.88%

Expenses net of waiver and payments by affiliates	1.69% [d,e]	1.74% [d]	1.72% [d]	1.84%	1.88% [e]

Net investment income (loss)	(1.07)%	(1.02)%	(1.05)%	(1.32)%	(1.29)%

Supplemental data

Net assets, end of year (000’s)	$244,574	$400,295	$390,123	$137,882	$110,513

Portfolio turnover rate	24.21%	22.68%	47.75%	25.56%	40.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016	2015
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$36.93	$33.52	$29.37	$32.10	$27.67

Income from investment operations[a]:

Net investment income (loss)[b]	(0.21)	(0.18)	(0.17)	(0.26)	(0.24)

Net realized and unrealized gains (losses)	5.02	6.75	4.96	(1.81)	5.33

Total from investment operations	4.81	6.57	4.79	(2.07)	5.09

Less distributions from:

Net realized gains	(4.17)	(3.16)	(0.64)	(0.66)	(0.66)

Net asset value, end of year	$37.57	$36.93	$33.52	$29.37	$32.10

Total return	15.66%	20.14%	16.62%	(6.60)%	18.63%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.19%	1.27%	1.30%	1.35%	1.38%

Expenses net of waiver and payments by affiliates	1.19% [c,d]	1.24% [c]	1.22% [c]	1.34%	1.38% [d]

Net investment income (loss)	(0.57)%	(0.52)%	(0.55)%	(0.82)%	(0.79)%

Supplemental data

Net assets, end of year (000’s)	$37,105	$36,582	$50,429	$39,786	$48,266

Portfolio turnover rate	24.21%	22.68%	47.75%	25.56%	40.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2019		2018		2017		2016	2015
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$41.78		$37.30		$32.39		$35.09	$29.98

Income from investment operations[a]:

Net investment income (loss)[b]	0.01		0.07		0.05		(0.05)	(0.03)

Net realized and unrealized gains (losses)	5.80		7.57		5.50		(1.99)	5.80

Total from investment operations	5.81		7.64		5.55		(2.04)	5.77

Less distributions from:

Net realized gains	(4.17)		(3.16)		(0.64)		(0.66)	(0.66)

Net asset value, end of year	$43.42		$41.78		$37.30		$32.39	$35.09

Total return	16.26%		20.98%		17.42%		(5.94)%	19.47%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.59%		0.58%		0.59%		0.67%	0.68%

Expenses net of waiver and payments by affiliates	0.58%	[c]	0.55%	[c]	0.51%	[c]	0.66%	0.68% [d]

Net investment income (loss)	0.04%		0.17%		0.16%		(0.14)%	(0.09)%

Supplemental data

Net assets, end of year (000’s)	$418,174		$369,688		$291,825		$235,620	$246,911

Portfolio turnover rate	24.21%		22.68%		47.75%		25.56%	40.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016	2015
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$41.34	$37.02	$32.20	$34.96	$29.93

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)	(0.01)	(0.02)	(0.11)	(0.10)

Net realized and unrealized gains (losses)	5.73	7.49	5.48	(1.99)	5.79

Total from investment operations	5.70	7.48	5.46	(2.10)	5.69

Less distributions from:

Net realized gains	(4.17)	(3.16)	(0.64)	(0.66)	(0.66)

Net asset value, end of year	$42.87	$41.34	$37.02	$32.20	$34.96

Total return	16.16%	20.71%	17.21%	(6.11)%	19.23%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.69%	0.77%	0.80%	0.85%	0.88%

Expenses net of waiver and payments by affiliates	0.69% [c,d]	0.74% [c]	0.72% [c]	0.84%	0.88% [d]

Net investment income (loss)	(0.07)%	(0.02)%	(0.05)%	(0.32)%	(0.29)%

Supplemental data

Net assets, end of year (000’s)	$506,964	$583,509	$537,193	$256,377	$269,887

Portfolio turnover rate	24.21%	22.68%	47.75%	25.56%	40.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2019

Franklin Growth Opportunities Fund

	Country	Shares	Value
Common Stocks 96.0%
Communication Services 8.1%

[a] Alphabet Inc., C	United States	130,483	$155,076,436
[a] Electronic Arts Inc.	United States	265,570	25,136,201
[a] Facebook Inc., A	United States	151,743	29,347,096
[a] Liberty Broadband Corp., C	United States	387,427	38,242,919
[a] Netflix Inc.	United States	91,971	34,078,934
[a] Pinterest Inc., A	United States	252,500	7,822,450
The Walt Disney Co.	United States	259,499	35,543,578

			325,247,614

Consumer Discretionary 9.1%

[a] Alibaba Group Holding Ltd., ADR	China	109,054	20,237,151
[a] Amazon.com Inc.	United States	163,046	314,111,380
Aptiv PLC	United States	301,625	25,849,262
[a] Levi Strauss & Co., A	United States	314,900	7,056,909

			367,254,702

Consumer Staples 3.2%

Constellation Brands Inc., A	United States	226,836	48,014,376
Lamb Weston Holdings Inc.	United States	569,028	39,860,411
[a] Monster Beverage Corp.	United States	358,876	21,389,010
[a] Nomad Foods Ltd.	United Kingdom	977,894	20,340,195

			129,603,992

Energy 0.7%

Diamondback Energy Inc.	United States	279,605	29,747,176

Financials 6.6%

[a] Athene Holding Ltd., A	United States	403,933	18,241,614
The Charles Schwab Corp.	United States	881,105	40,336,987
Intercontinental Exchange Inc.	United States	511,297	41,594,011
MarketAxess Holdings Inc.	United States	112,201	31,228,904
MSCI Inc.	United States	285,244	64,288,293
S&P Global Inc.	United States	201,040	44,361,487
[a] SVB Financial Group	United States	81,870	20,608,316
[a] Tradeweb Markets Inc.	United States	86,900	3,497,725

			264,157,337

Health Care 13.4%

[a] ABIOMED Inc.	United States	111,921	31,048,005
[a] Array BioPharma Inc.	United States	659,583	14,913,172
[a] Edwards Lifesciences Corp.	United States	293,686	51,709,294
[a] Elanco Animal Health Inc.	United States	380,235	11,977,402
[a] Guardant Health Inc.	United States	264,025	17,296,278
[a] GW Pharmaceuticals PLC, ADR	United Kingdom	115,603	19,572,744
[a] Heron Therapeutics Inc.	United States	1,341,631	29,086,560
[a] IDEXX Laboratories Inc.	United States	91,289	21,179,048
[a] Illumina Inc.	United States	118,738	37,046,256
[a] Intuitive Surgical Inc.	United States	71,090	36,300,687
[a] Nevro Corp.	United States	501,908	30,972,743
[a] PTC Therapeutics Inc.	United States	582,961	21,814,401
[a] Sage Therapeutics Inc.	United States	193,267	32,513,307
UnitedHealth Group Inc.	United States	315,565	73,548,734
[a] Veeva Systems Inc.	United States	403,702	56,465,799
West Pharmaceutical Services Inc.	United States	435,113	53,862,638

			539,307,068

franklintempleton.com	Annual Report	37

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Growth Opportunities Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Industrials 11.0%

The Boeing Co.	United States	100,153	$37,826,787
[a] CoStar Group Inc.	United States	177,183	87,927,064
Honeywell International Inc.	United States	224,356	38,954,932
[a] IHS Markit Ltd.	United States	648,526	37,134,599
Raytheon Co.	United States	331,783	58,921,343
Rockwell Automation Inc.	United States	162,258	29,321,643
Roper Technologies Inc.	United States	131,054	47,140,124
Stanley Black & Decker Inc.	United States	173,302	25,406,073
[a] Univar Inc.	United States	968,887	21,635,247
Verisk Analytics Inc.	United States	427,189	60,293,455

			444,561,267

Information Technology 39.7%

[a] 2U Inc.	United States	609,097	36,850,368
[a] Adobe Inc.	United States	294,590	85,210,157
Analog Devices Inc.	United States	293,641	34,132,830
Apple Inc.	United States	574,257	115,236,152
[a] Autodesk Inc.	United States	250,756	44,687,227
[a] DocuSign Inc.	United States	174,496	9,888,688
[a] Fiserv Inc.	United States	372,557	32,501,873
[a] Guidewire Software Inc.	United States	205,993	21,938,255
[a] InterXion Holding NV	Netherlands	574,065	39,719,557
[a,b,c] LegalZoom.comInc	United States	1,673,284	20,473,416
Mastercard Inc., A	United States	831,281	211,344,881
Microsoft Corp.	United States	1,607,258	209,907,895
Monolithic Power Systems	United States	288,836	44,974,654
[a] Nutanix Inc., A	United States	468,086	20,216,634
NVIDIA Corp.	United States	215,377	38,983,237
[a] Pagerduty Inc.	United States	33,500	1,571,150
[a] PayPal Holdings Inc.	United States	486,854	54,902,526
[a] Pluralsight Inc., A	United States	470,947	16,713,909
[a] PTC Inc.	United States	301,256	27,254,630
[a] Salesforce.com Inc.	United States	393,572	65,077,130
[a] ServiceNow Inc.	United States	421,492	114,439,293
[a] Twilio Inc., A	United States	348,697	47,820,307
[a] Tyler Technologies Inc.	United States	141,050	32,710,906
Visa Inc., A	United States	989,673	162,731,931
Xilinx Inc.	United States	468,455	56,280,184
[a] Zendesk Inc.	United States	571,236	50,143,096
[a] Zoom Video Communications Inc., A	United States	42,000	3,043,740

			1,598,754,626

Materials 0.7%

[a] Ingevity Corp.	United States	234,489	26,968,580

Real Estate 3.5%

American Tower Corp.	United States	176,850	34,538,805
[a] SBA Communications Corp., A	United States	514,810	104,882,241

			139,421,046

Total Common Stocks (Cost $1,911,784,488)			3,865,023,408

Preferred Stocks 2.4%
Communication Services 0.1%

[a,b,c] Tanium Inc., pfd., G	United States	805,800	4,893,610

38	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Growth Opportunities Fund (continued)

	Country	Shares	Value

Preferred Stocks (continued)
Consumer Discretionary 1.6%

[a,b,c] ClearMotion Inc., pfd., C	United States	2,610,594	$6,717,996
[a,b,c] ClearMotion Inc., pfd., D	United States	3,698,772	10,345,480
[a,b,c] Proterra Inc., pfd., 5, 144A	United States	2,362,202	22,295,471
[a,b,c] Proterra Inc., pfd., 6, 144A	United States	596,775	5,632,617
[a,b,c] Proterra Inc., pfd., 7	United States	780,667	7,368,268
[a,b,c] Sweetgreen Inc., pfd., H	United States	928,488	13,006,896

			65,366,728

Financials 0.4%

[a,b,c] Bill.com, pfd., H	United States	1,624,999	14,395,754

Industrials 0.3%

[a,b,c] Optoro Inc., pfd., E	United States	509,182	12,168,487

Total Preferred Stocks (Cost $75,426,051)			96,824,579

Total Investments before Short Term Investments (Cost $1,987,210,539)			3,961,847,987

Short Term Investments (Cost $69,126,928) 1.7%

Money Market Funds 1.7%

[d,e] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	69,126,928	69,126,928

Total Investments (Cost $2,056,337,467) 100.1%			4,030,974,915
Other Assets, less Liabilities (0.1)%			(5,151,520)

Net Assets 100.0%			$4,025,823,395

See Abbreviations on page 89.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Select U.S. Equity Fund

	Year Ended April 30,
	2019	2018		2017		2016	2015
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.32	$15.20		$13.12		$15.29	$13.38

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.04)		(0.01)		0.07 [c]	(0.01)

Net realized and unrealized gains (losses)	1.41	1.16		2.09		(1.83)	2.23

Total from investment operations	1.37	1.12		2.08		(1.76)	2.22

Less distributions from:

Net investment income	—	—		—		(0.06)	—

Net realized gains	(2.18)	—		—		(0.35)	(0.31)

Total distributions	(2.18)	—		—		(0.41)	(0.31)

Net asset value, end of year	$15.51	$16.32		$15.20		$13.12	$15.29

Total return[d]	10.72%	7.37%		15.85%		(11.70)%	16.84%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.51%	1.54%		1.47%		1.46%	1.54%

Expenses net of waiver and payments by affiliates	1.23% [e]	1.25%	[e]	1.24%	[e]	1.25%	1.28%

Net investment income (loss)	(0.22)%	(0.25)%		(0.04)%		0.48% [c]	(0.07)%

Supplemental data

Net assets, end of year (000’s)	$77,230	$65,565		$77,733		$100,483	$92,612

Portfolio turnover rate	4.79%	93.43%		17.45%		35.56%	25.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.02%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

40	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Select U.S. Equity Fund (continued)

	Year Ended April 30,
	2019	2018		2017		2016	2015
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.42	$14.46		$12.58		$14.73	$12.98

Income from investment operations[a]:

Net investment income (loss)[b]	(0.15)	(0.15)		(0.10)		(0.04)[c]	(0.11)

Net realized and unrealized gains (losses)	1.31	1.11		1.98		(1.76)	2.17

Total from investment operations	1.16	0.96		1.88		(1.80)	2.06

Less distributions from:

Net realized gains	(2.18)	—		—		(0.35)	(0.31)

Net asset value, end of year	$14.40	$15.42		$14.46		$12.58	$14.73

Total return[d]	9.95%	6.64%		14.94%		(12.31)%	16.12%

Ratios to average net assets

Expenses before waiver and payments by affiliates	2.26%	2.29%		2.21%		2.20%	2.24%

Expenses net of waiver and payments by affiliates	1.98% [e]	2.00%	[e]	1.98%	[e]	1.99%	1.98%

Net investment income (loss)	(0.97)%	(1.00)%		(0.78)%		(0.26)% [c]	(0.77)%

Supplemental data

Net assets, end of year (000’s)	$15,702	$18,103		$20,341		$25,119	$18,758

Portfolio turnover rate	4.79%	93.43%		17.45%		35.56%	25.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.72)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Select U.S. Equity Fund (continued)

	Year Ended April 30,
	2019	2018		2017		2016	2015
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.08	$15.01		$12.98		$15.15	$13.28

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.06)		(0.03)		0.03 [c]	(0.04)

Net realized and unrealized gains (losses)	1.39	1.13		2.06		(1.81)	2.22

Total from investment operations	1.31	1.07		2.03		(1.78)	2.18

Less distributions from:

Net investment income	—	—		—		(0.04)	—

Net realized gains	(2.18)	—		—		(0.35)	(0.31)

Total distributions	(2.18)	—		—		(0.39)	(0.31)

Net asset value, end of year	$15.21	$16.08		$15.01		$12.98	$15.15

Total return	10.50%	7.13%		15.64%		(11.91)%	16.66%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.78%	1.70%		1.64%		1.69%	1.74%

Expenses net of waiver and payments by affiliates	1.50% [d]	1.41%	[d]	1.41%	[d]	1.48%	1.48%

Net investment income (loss)	(0.49)%	(0.41)%		(0.21)%		0.25% [c]	(0.27)%

Supplemental data

Net assets, end of year (000’s)	$144	$137		$166		$273	$169

Portfolio turnover rate	4.79%	93.43%		17.45%		35.56%	25.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.21)%.

dBenefit of expense reduction rounds to less than 0.01%.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Select U.S. Equity Fund (continued)

	Year Ended April 30,
	2019	2018		2017		2016	2015
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.64	$15.44		$13.27		$15.46	$13.49

Income from investment operations[a]:

Net investment income[b]	0.02	0.11		0.05		0.12 [c]	0.05

Net realized and unrealized gains (losses)	1.45	1.09		2.12		(1.85)	2.27

Total from investment operations	1.47	1.20		2.17		(1.73)	2.32

Less distributions from:

Net investment income	—	—		—		(0.11)	(0.04)

Net realized gains	(2.18)	—		—		(0.35)	(0.31)

Total distributions	(2.18)	—		—		(0.46)	(0.35)

Net asset value, end of year	$15.93	$16.64		$15.44		$13.27	$15.46

Total return	11.13%	7.77%		16.35%		(11.32)%	17.45%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.22%	1.12%		1.06%		1.04%	1.09%

Expenses net of waiver and payments by affiliates	0.87% [d]	0.84%	[d]	0.84%	[d]	0.85%	0.83%

Net investment income	0.14%	0.16%		0.36%		0.88% [c]	0.38%

Supplemental data

Net assets, end of year (000’s)	$971	$939		$20,401		$33,640	$25,739

Portfolio turnover rate	4.79%	93.43%		17.45%		35.56%	25.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.42%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Select U.S. Equity Fund (continued)

	Year Ended April 30,
	2019	2018		2017		2016	2015
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.57	$15.39		$13.25		$15.44	$13.48

Income from investment operations[a]:

Net investment income[b]	0.01	—	[c]	0.03		0.10 [d]	0.04

Net realized and unrealized gains (losses)	1.44	1.18		2.11		(1.85)	2.25

Total from investment operations	1.45	1.18		2.14		(1.75)	2.29

Less distributions from:

Net investment income	—	—		—		(0.09)	(0.02)

Net realized gains	(2.18)	—		—		(0.35)	(0.31)

Total distributions	(2.18)	—		—		(0.44)	(0.33)

Net asset value, end of year	$15.84	$16.57		$15.39		$13.25	$15.44

Total return	11.06%	7.67%		16.15%		(11.45)%	17.25%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.26%	1.29%		1.22%		1.20%	1.24%

Expenses net of waiver and payments by affiliates	0.98% [e]	1.00%	[e]	0.99%	[e]	0.99%	0.98%

Net investment income	0.03%	—%	[f]	0.21%		0.74% [d]	0.23%

Supplemental data

Net assets, end of year (000’s)	$28,668	$10,450		$13,077		$10,736	$9,914

Portfolio turnover rate	4.79%	93.43%		17.45%		35.56%	25.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.28%.

eBenefit of expense reduction rounds to less than 0.01%.

fRounds to less than 0.01%.

44	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2019

Franklin Select U.S. Equity Fund

	Country	Shares	Value
Common Stocks 94.0%

Communication Services 6.7%

[a] Alphabet Inc., A	United States	3,100	$3,716,776
[a] Electronic Arts Inc.	United States	16,700	1,580,655
The Walt Disney Co.	United States	21,100	2,890,067

			8,187,498

Consumer Discretionary 10.0%

[a] Alibaba Group Holding Ltd., ADR	China	15,700	2,913,449
[a] Amazon.com Inc.	United States	2,720	5,240,134
Aptiv PLC	United States	17,900	1,534,030
NIKE Inc., B	United States	30,200	2,652,466

			12,340,079

Consumer Staples 6.0%

Constellation Brands Inc., A	United States	9,100	1,926,197
Estee Lauder Cos. Inc., A	United States	10,700	1,838,367
Lamb Weston Holdings Inc.	United States	27,000	1,891,350
[a] Monster Beverage Corp.	United States	28,500	1,698,600

			7,354,514

Energy 2.5%

Cabot Oil & Gas Corp., A	United States	68,100	1,763,109
Concho Resources Inc.	United States	10,900	1,257,642

			3,020,751

Financials 8.5%

BlackRock Inc.	United States	6,000	2,911,440
The Charles Schwab Corp.	United States	59,300	2,714,754
Intercontinental Exchange Inc.	United States	29,700	2,416,095
S&P Global Inc.	United States	11,000	2,427,260

			10,469,549

Health Care 14.1%

[a] ABIOMED Inc.	United States	4,900	1,359,309
AstraZeneca PLC, ADR	United Kingdom	60,600	2,282,196
[a] Illumina Inc.	United States	6,200	1,934,400
[a] Mettler-Toledo International Inc.	United States	3,650	2,720,199
Stryker Corp.	United States	12,600	2,380,266
Teleflex Inc.	United States	7,900	2,260,822
UnitedHealth Group Inc.	United States	10,900	2,540,463
[a] Waters Corp.	United States	8,300	1,772,382

			17,250,037

Industrials 12.3%

3M Co.	United States	10,950	2,075,135
BWX Technologies Inc.	United States	26,000	1,328,600
FedEx Corp.	United States	8,400	1,591,464
Fortive Corp.	United States	33,600	2,901,024
Raytheon Co.	United States	13,400	2,379,706
Republic Services Inc.	United States	24,300	2,012,526
Verisk Analytics Inc.	United States	20,200	2,851,028

			15,139,483

Information Technology 26.5%

[a] Adyen NV	Netherlands	429	349,165
Amphenol Corp., A	United States	18,800	1,871,728
Analog Devices Inc.	United States	31,350	3,644,124

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	45

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Select U.S. Equity Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Information Technology (continued)

Apple Inc.	United States	12,000	$2,408,040
Applied Materials Inc.	United States	54,000	2,379,780
Cognex Corp.	United States	32,500	1,638,975
[a] InterXion Holding NV	Netherlands	35,100	2,428,569
Mastercard Inc., A	United States	13,700	3,483,088
Microsoft Corp.	United States	35,600	4,649,360
NVIDIA Corp.	United States	10,950	1,981,950
[a] Salesforce.com Inc.	United States	16,450	2,720,008
[a] ServiceNow Inc.	United States	11,900	3,230,969
[a] Tyler Technologies Inc.	United States	7,300	1,692,943

			32,478,699

Materials 2.9%

Albemarle Corp.	United States	12,000	900,720
Ecolab Inc.	United States	14,600	2,687,568

			3,588,288

Real Estate 2.0%

[a] SBA Communications Corp., A	United States	12,200	2,485,506

Utilities 2.5%

NextEra Energy Inc.	United States	15,700	3,052,708

Total Common Stocks (Cost $96,348,998)			115,367,112

Short Term Investments (Cost $7,161,073) 5.8%

Money Market Funds 5.8%

[b,c] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	7,161,073	7,161,073

Total Investments (Cost $103,510,071) 99.8%			122,528,185
Other Assets, less Liabilities 0.2%			187,072

Net Assets 100.0%			$122,715,257

See Abbreviations on page 89.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

46	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small Cap Growth Fund

	Year Ended April 30,
	2019		2018	2017		2016	2015
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$23.01		$19.60	$16.37		$18.83	$18.20

Income from investment operations[a]:

Net investment income (loss)[b]	(0.15)		(0.13)	(0.11)		(0.08)	(0.12)

Net realized and unrealized gains (losses)	2.86		3.96	3.34		(2.03)	1.57

Total from investment operations	2.71		3.83	3.23		(2.11)	1.45

Less distributions from:

Net realized gains	(4.26)		(0.42)	—		(0.35)	(0.82)

Net asset value, end of year	$21.46		$23.01	$19.60		$16.37	$18.83

Total return[c]	16.06%		19.71%	19.73%		(11.28)%	8.34%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.07%		1.11%	1.10%		1.13%	1.16%

Expenses net of waiver and payments by affiliates	1.06%	[d]	1.10% [d]	1.08%	[d]	1.11% [d]	1.16% [e]

Net investment income (loss)	(0.68)%		(0.61)%	(0.61)%		(0.44)%	(0.66)%

Supplemental data

Net assets, end of year (000’s)	$713,442		$665,251	$719,752		$792,072	$1,164,218

Portfolio turnover rate	42.10%		29.82%	29.93%		43.99%	30.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	47

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2019	2018	2017		2016	2015
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$19.41	$16.71	$14.07		$16.36	$16.03

Income from investment operations[a]:

Net investment income (loss)[b]	(0.28)	(0.25)	(0.21)		(0.18)	(0.22)

Net realized and unrealized gains (losses)	2.28	3.37	2.85		(1.76)	1.37

Total from investment operations	2.00	3.12	2.64		(1.94)	1.15

Less distributions from:

Net realized gains	(4.26)	(0.42)	—		(0.35)	(0.82)

Net asset value, end of year	$17.15	$19.41	$16.71		$14.07	$16.36

Total return[c]	15.31%	18.79%	18.76%		(11.95)%	7.58%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.82%	1.86%	1.85%		1.88%	1.87%

Expenses net of waiver and payments by affiliates	1.81% [d]	1.85% [d]	1.83%	[d]	1.86% [d]	1.87% [e]

Net investment income (loss)	(1.43)%	(1.36)%	(1.36)%		(1.19)%	(1.37)%

Supplemental data

Net assets, end of year (000’s)	$90,513	$132,116	$142,539		$157,175	$225,105

Portfolio turnover rate	42.10%	29.82%	29.93%		43.99%	30.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

48	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2019	2018	2017		2016	2015
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$21.93	$18.74	$15.70		$18.11	$17.57

Income from investment operations[a]:

Net investment income (loss)[b]	(0.20)	(0.17)	(0.15)		(0.12)	(0.16)

Net realized and unrealized gains (losses)	2.68	3.78	3.19		(1.94)	1.52

Total from investment operations	2.48	3.61	3.04		(2.06)	1.36

Less distributions from:

Net realized gains	(4.26)	(0.42)	—		(0.35)	(0.82)

Net asset value, end of year	$20.15	$21.93	$18.74		$15.70	$18.11

Total return	15.78%	19.37%	19.36%		(11.46)%	8.12%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.32%	1.36%	1.35%		1.38%	1.37%

Expenses net of waiver and payments by affiliates	1.31% [c]	1.35% [c]	1.33%	[c]	1.36% [c]	1.37% [d]

Net investment income (loss)	(0.93)%	(0.86)%	(0.86)%		(0.69)%	(0.87)%

Supplemental data

Net assets, end of year (000’s)	$74,634	$71,398	$79,995		$79,929	$92,455

Portfolio turnover rate	42.10%	29.82%	29.93%		43.99%	30.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	49

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2019	2018	2017		2016	2015
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$24.88	$21.06	$17.52		$20.02	$19.21

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)	(0.03)	(0.03)		0.01	(0.03)

Net realized and unrealized gains (losses)	3.18	4.27	3.57		(2.16)	1.66

Total from investment operations	3.11	4.24	3.54		(2.15)	1.63

Less distributions from:

Net realized gains	(4.26)	(0.42)	—		(0.35)	(0.82)

Net asset value, end of year	$23.73	$24.88	$21.06		$17.52	$20.02

Total return	16.50%	20.23%	20.21%		(10.81)%	8.91%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.67%	0.65%	0.63%		0.63%	0.66%

Expenses net of waiver and payments by affiliates	0.64% [c]	0.63% [c]	0.61%	[c]	0.61% [c]	0.66% [d]

Net investment income (loss)	(0.26)%	(0.14)%	(0.14)%		0.06%	(0.16)%

Supplemental data

Net assets, end of year (000’s)	$1,084,442	$935,509	$858,972		$846,724	$844,293

Portfolio turnover rate	42.10%	29.82%	29.93%		43.99%	30.15%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

50	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,
	2019	2018	2017		2016	2015
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$24.61	$20.88	$17.41		$19.94	$19.17

Income from investment operations[a]:

Net investment income (loss)[b]	(0.10)	(0.08)	(0.07)		(0.04)	(0.07)

Net realized and unrealized gains (losses)	3.12	4.23	3.54		(2.14)	1.66

Total from investment operations	3.02	4.15	3.47		(2.18)	1.59

Less distributions from:

Net realized gains	(4.26)	(0.42)	—		(0.35)	(0.82)

Net asset value, end of year	$23.37	$24.61	$20.88		$17.41	$19.94

Total return	16.30%	19.97%	19.93%		(11.06)%	8.65%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.82%	0.86%	0.85%		0.88%	0.87%

Expenses net of waiver and payments by affiliates	0.81% [c]	0.85% [c]	0.83%	[c]	0.86% [c]	0.87% [d]

Net investment income (loss)	(0.43)%	(0.36)%	(0.36)%		(0.19)%	(0.37)%

Supplemental data

Net assets, end of year (000’s)	$725,622	$713,135	$805,661		$850,975	$1,077,822

Portfolio turnover rate	42.10%	29.82%	29.93%		43.99%	30.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	51

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2019

Franklin Small Cap Growth Fund

	Shares	Value
Common Stocks 93.0%
Communication Services 1.7%

[a] IMAX Corp.	680,200	$16,583,276
[a] Yelp Inc.	766,600	30,709,996

		47,293,272

Consumer Discretionary 13.4%

[a] At Home Group Inc.	1,236,400	29,043,036
[a] Boot Barn Holdings Inc.	794,703	22,879,499
Dave & Buster’s Entertainment Inc.	536,500	30,494,660
[a,b,c] DraftKings Inc.	9,905,685	25,454,688
[a] Duluth Holdings Inc.	773,911	12,320,663
[a] Five Below Inc.	175,500	25,691,445
[a] Grand Canyon Education Inc.	360,700	41,801,523
Lithia Motors Inc.	272,700	30,956,904
[a] M/I Homes Inc.	1,256,976	35,409,014
[a] RH	277,100	29,569,341
[a,d] Sportsman’s Warehouse Holdings Inc.	3,588,200	16,003,372
Steven Madden Ltd.	902,450	32,804,058
Wingstop Inc.	359,829	27,084,329

		359,512,532

Consumer Staples 1.7%

[a] Hostess Brands Inc., A	908,700	12,176,580
[a] Nomad Foods Ltd. (United Kingdom)	756,600	15,737,280
[a] The Simply Good Foods Co.	754,600	16,948,316

		44,862,176

Energy 2.3%

[a] Callon Petroleum Co.	3,498,500	26,273,735
Liberty Oilfield Services Inc., A	1,399,900	20,872,510
[a] Ring Energy Inc.	2,634,077	13,644,519

		60,790,764

Financials 7.2%

Chemical Financial Corp.	623,723	27,400,151
Evercore Inc.	180,800	17,615,344
FGL Holdings., A	1,464,200	12,489,626
Houlihan Lokey Inc.	566,400	27,934,848
LegacyTexas Financial Group Inc.	443,160	17,761,853
[a] Metropolitan Bank Holding Corp.	318,661	12,717,761
Pinnacle Financial Partners Inc.	586,304	34,046,673
[a] PRA Group Inc.	506,500	14,242,780
[a] Western Alliance Bancorp	623,400	29,786,052

		193,995,088

Health Care 21.2%

[a] Aclaris Therapeutics Inc.	1,259,049	7,932,009
[a,e] Allogene Therapeutics Inc.	161,782	4,845,371
[a] Amicus Therapeutics Inc.	833,900	11,124,226
[a] Argenx SE, ADR (Netherlands)	79,800	10,219,986
[a] Array BioPharma Inc.	1,388,900	31,403,029
[a] Ascendis Pharma AS, ADR (Denmark)	178,900	19,925,882
[a] Collegium Pharmaceutical Inc.	698,800	9,734,284
[a] Dynavax Technologies Corp.	1,116,300	7,423,395
[a] Emergent BioSolutions Inc.	254,600	13,157,728

52	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care (continued)

[a,e] Foamix Pharmaceuticals Ltd. (Israel)	586,080	$1,904,760
[a] G1 Therapeutics Inc.	148,800	3,184,320
[a] Global Blood Therapeutics Inc.	162,500	9,002,500
[a] GW Pharmaceuticals PLC, ADR (United Kingdom)	166,100	28,122,391
[a] HealthEquity Inc.	341,116	23,110,609
[a] Heron Therapeutics Inc.	1,076,588	23,340,428
[a] Inspire Medical Systems Inc.	311,253	16,088,667
[a] Integer Holdings Corp.	369,000	25,494,210
[a] Iovance Biotherapeutics Inc.	2,248,900	25,637,460
[a] iRhythm Technologies Inc.	391,097	29,844,612
[a] Neogen Corp.	267,266	16,212,355
[a] NeoGenomics Inc.	1,323,000	27,558,090
[a] Neos Therapeutics Inc.	646,938	1,559,121
[a] Neuronetics Inc.	380,300	6,339,601
[a] Nevro Corp.	628,600	38,790,906
[a,e] Odonate Therapeutics Inc.	383,200	7,533,712
[a] Penumbra Inc.	162,100	21,802,450
[a] Pfenex Inc.	1,552,672	8,989,971
[a] Precision BioSciences Inc.	262,000	3,406,000
[a] PTC Therapeutics Inc.	864,500	32,349,590
[a,e] RA Medical Systems Inc.	214,500	918,060
[a] Reata Pharmaceuticals Inc.	307,974	24,163,640
[a] Revance Therapeutics Inc.	1,053,592	13,949,558
[a] Sage Therapeutics Inc.	153,100	25,756,013
[a,e] TherapeuticsMD Inc.	2,797,900	12,030,970
[a] Tivity Health Inc.	1,300,278	28,112,010

		570,967,914

Industrials 18.8%

Allegiant Travel Co.	266,248	39,106,506
Altra Industrial Motion Corp.	589,600	22,104,104
[a] Beacon Roofing Supply Inc.	791,800	29,819,188
BWX Technologies Inc.	724,400	37,016,840
Cubic Corp.	582,900	33,097,062
Granite Construction Inc.	673,544	30,235,390
Healthcare Services Group Inc.	832,600	28,183,510
Kennametal Inc.	924,700	37,635,290
[a,d] The KeyW Holding Corp.	2,962,282	33,592,278
Lindsay Corp.	137,521	11,689,285
[a] Mercury Systems Inc.	558,816	40,804,744
Mobile Mini Inc.	265,800	9,574,116
[a] SAIA Inc.	444,424	28,616,461
[a] Spirit Airlines Inc.	568,300	30,904,154
[a] Univar Inc.	1,605,332	35,847,064
[a] Upwork Inc.	1,343,300	26,852,567
US Ecology Inc.	515,470	31,448,825

		506,527,384

Information Technology 24.6%

[a] 2U Inc.	814,372	49,269,506
[a] Alteryx Inc.	278,500	24,686,240
[a] Envestnet Inc.	405,722	28,802,205
[a] Guidewire Software Inc.	192,200	20,469,300

franklintempleton.com	Annual Report	53

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Information Technology (continued)

[a] Hubspot Inc.	135,029	$24,911,500
[a] InterXion Holding NV (Netherlands)	390,795	27,039,106
[a] Lattice Semiconductor Corp.	2,345,900	30,379,405
[a,b,c] LegalZoom.comInc.	1,431,280	17,512,383
[a] Lightspeed POS Inc (Canada)	51,900	968,330
ManTech International Corp., A	515,000	31,924,850
Monolithic Power Systems	244,700	38,102,237
[a] Nanometrics Inc.	252,400	7,518,996
[a] Pagerduty Inc.	22,400	1,050,560
[a] Paylocity Holding Corp.	288,032	27,809,490
[a] Pluralsight Inc., A	724,500	25,712,505
[a] Pure Storage Inc., A	1,035,700	23,676,102
[a] Q2 Holdings Inc.	314,600	23,727,132
[a] Silicon Laboratories Inc.	392,300	42,235,018
[a] Twilio Inc., A	79,602	10,916,618
[a,e] USA Technologies Inc.	646,500	3,665,655
Versum Materials Inc.	648,400	33,833,512
[a] ViaSat Inc.	421,283	38,260,922
[a] Viavi Solutions Inc.	2,524,600	33,577,180
[a] Wix.com Ltd. (Israel)	215,500	28,911,480
[a] Zendesk Inc.	370,214	32,497,385
[a] Zscaler Inc.	482,800	32,980,068

		660,437,685

Materials 1.1%

[a] Ingevity Corp.	249,578	28,703,966

Real Estate 1.0%

Coresite Realty Corp.	244,600	26,761,685

Total Common Stocks (Cost $1,830,573,837)		2,499,852,466

Preferred Stocks 4.5%
Consumer Discretionary 3.5%

[a,b,c] ClearMotion Inc., pfd., D	3,698,772	10,345,480
[a,b,c] Peloton Interactive Inc., pfd., F	1,038,769	24,365,904
[a,b,c] Proterra Inc., pfd., 5, 144A	1,787,047	16,866,913
[a,b,c] Proterra Inc., pfd., 6, 144A	1,310,834	12,372,211
[a,b,c] Proterra Inc., pfd., 7	536,367	5,062,461
[a,b,c] Rent the Runway Inc., pfd.	596,471	13,333,328
[a,b,c] Sweetgreen Inc., pfd., H	383,435	5,371,420
[a,b,c] Tula eTechnology Inc.	361,111	—
[a,b,c] Tula Technology Inc., E	3,611,111	6,824,476

		94,542,193

Industrials 0.5%

[a,b,c] Optoro Inc., pfd., E	508,130	12,143,346

54	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

	Shares	Value
Preferred Stocks (continued)
Information Technology 0.5%

[a,b,c] Smule Inc., pfd., G, 144A	1,542,673	$10,805,398
[a,b,c] Smule Inc., pfd., H, 144A	352,675	2,746,149

		13,551,547

Total Preferred Stocks (Cost $93,695,716)		120,237,086

Total Investments before Short Term Investments (Cost $1,924,269,553)		2,620,089,552

Short Term Investments 3.3%

Money Market Funds (Cost $70,752,806) 2.6%

[f,g] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	70,752,806	70,752,806

[h] Investments from Cash Collateral Received for Loaned Securities (Cost $18,262,684) 0.7%
Money Market Funds 0.7%

[f,g] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	18,262,684	18,262,684

Total Investments (Cost $2,013,285,043) 100.8%		2,709,105,042
Other Assets, less Liabilities (0.8)%		(20,452,753)

Net Assets 100.0%		$2,688,652,289

See Abbreviations on page 89.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dSee Note 8 regarding holdings of 5% voting securities.

eA portion or all of the security is on loan at April 30, 2019. See Note 1(c).

fSee Note 3(f) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

hSee Note 1(c) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	55

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small-Mid Cap Growth Fund

		Year Ended April 30,
	2019	2018	2017	2016		2015
Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$36.07	$34.35	$31.84	$38.38		$40.42

Income from investment operations[a]:

Net investment income (loss)[b]	(0.09)	(0.15)	(0.11)	(0.03)[c]		(0.14)

Net realized and unrealized gains (losses)	5.33	4.97	4.73	(3.37)		5.71

Total from investment operations	5.24	4.82	4.62	(3.40)		5.57

Less distributions from:

Net realized gains	(4.14)	(3.10)	(2.11)	(3.14)		(7.61)

Net asset value, end of year	$37.17	$36.07	$34.35	$31.84		$38.38

Total return[d]	17.43%	14.28%	15.01%	(9.02)%		15.78%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.88%	1.02%	0.95%	0.96%		0.94%

Expenses net of waiver and payments by affiliates	0.87% [e]	1.00% [e]	0.94% [e]	0.95%	[e]	0.94% [f]

Net investment income (loss)	(0.25)%	(0.41)%	(0.34)%	(0.08)%	[c]	(0.35)%

Supplemental data

Net assets, end of year (000’s)	$2,684,131	$2,262,471	$2,303,113	$2,231,822		$2,535,853

Portfolio turnover rate	54.28%	38.35%	35.46%	38.72%		47.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.38)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

56	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016	2015
Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$25.84	$25.59	$24.40	$30.43	$33.78

Income from investment operations[a]:

Net investment income (loss)[b]	(0.26)	(0.31)	(0.27)	(0.23)[c]	(0.36)

Net realized and unrealized gains (losses)	3.54	3.66	3.57	(2.66)	4.62

Total from investment operations	3.28	3.35	3.30	(2.89)	4.26

Less distributions from:

Net realized gains	(4.14)	(3.10)	(2.11)	(3.14)	(7.61)

Net asset value, end of year	$24.98	$25.84	$25.59	$24.40	$30.43

Total return[d]	16.68%	13.39%	14.15%	(9.72)%	14.96%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.63%	1.77%	1.70%	1.71%	1.69%

Expenses net of waiver and payments by affiliates	1.62% [e]	1.75% [e]	1.69% [e]	1.70% [e]	1.69% [f]

Net investment income (loss)	(1.00)%	(1.16)%	(1.09)%	(0.83)% [c]	(1.10)%

Supplemental data

Net assets, end of year (000’s)	$173,334	$334,769	$371,262	$377,024	$448,722

Portfolio turnover rate	54.28%	38.35%	35.46%	38.72%	47.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (1.13)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

f Benefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	57

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016	2015
Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$33.15	$31.87	$29.75	$36.18	$38.61

Income from investment operations[a]:

Net investment income (loss)[b]	(0.16)	(0.22)	(0.18)	(0.11)[c]	(0.23)

Net realized and unrealized gains (losses)	4.81	4.60	4.41	(3.18)	5.41

Total from investment operations	4.65	4.38	4.23	(3.29)	5.18

Less distributions from:

Net realized gains	(4.14)	(3.10)	(2.11)	(3.14)	(7.61)

Net asset value, end of year	$33.66	$33.15	$31.87	$29.75	$36.18

Total return	17.17%	14.00%	14.70%	(9.24)%	15.52%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.12%	1.26%	1.19%	1.21%	1.19%

Expenses net of waiver and payments by affiliates	1.11% [d]	1.24% [d]	1.18% [d]	1.20% [d]	1.19% [e]

Net investment income (loss)	(0.49)%	(0.65)%	(0.58)%	(0.33)% [c]	(0.60)%

Supplemental data

Net assets, end of year (000’s)	$50,721	$70,692	$81,864	$86,989	$96,593

Portfolio turnover rate	54.28%	38.35%	35.46%	38.72%	47.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.63)%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

58	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2019		2018		2017		2016	2015
Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$39.91		$37.51		$34.43		$41.04	$42.53

Income from investment operations[a]:

Net investment income[b]	0.05		0.05		0.05		0.15 [c]	0.05

Net realized and unrealized gains (losses)	6.01		5.45		5.14		(3.62)	6.07

Total from investment operations	6.06		5.50		5.19		(3.47)	6.12

Less distributions from:

Net realized gains	(4.14)		(3.10)		(2.11)		(3.14)	(7.61)

Net asset value, end of year	$41.83		$39.91		$37.51		$34.43	$41.04

Total return	17.82%		14.90%		15.51%		(8.54)%	16.32%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.52%		0.50%		0.48%		0.48%	0.48%

Expenses net of waiver and payments by affiliates	0.49%	[d]	0.47%	[d]	0.47%	[d]	0.47% [d]	0.48%	[e]

Net investment income	0.13%		0.12%		0.13%		0.40%[c]	0.11%

Supplemental data

Net assets, end of year (000’s)	$259,053		$275,835		$222,577		$242,237	$206,548

Portfolio turnover rate	54.28%		38.35%		35.46%		38.72%	47.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.10%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	59

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,
	2019		2018	2017	2016		2015
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$39.33		$37.11	$34.15	$40.83		$42.44

Income from investment operations[a]:

Net investment income (loss)[b]	0.01		(0.06)	(0.03)	0.06	[c]	(0.04)

Net realized and unrealized gains (losses)	5.89		5.38	5.10	(3.60)		6.04

Total from investment operations	5.90		5.32	5.07	(3.54)		6.00

Less distributions from:

Net realized gains	(4.14)		(3.10)	(2.11)	(3.14)		(7.61)

Net asset value, end of year	$41.09		$39.33	$37.11	$34.15		$40.83

Total return	17.67%		14.57%	15.28%	(8.79)%		16.09%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.63%		0.77%	0.70%	0.71%		0.69%

Expenses net of waiver and payments by affiliates	0.62%	[d]	0.75% [d]	0.69% [d]	0.70%	[d]	0.69% [e]

Net investment income (loss)	—%	[f]	(0.16)%	(0.09)%	0.17%	[c]	(0.10)%

Supplemental data

Net assets, end of year (000’s)	$355,141		$520,842	$584,840	$551,176		$708,617

Portfolio turnover rate	54.28%		38.35%	35.46%	38.72%		47.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.13)%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fRounds to less than 0.01%.

60	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2019

Franklin Small-Mid Cap Growth Fund

	Shares	Value
Common Stocks 96.3%
Communication Services 1.2%

[a] IAC/InterActiveCorp	102,000	$22,933,680
[a] Pinterest Inc., A	257,000	7,961,860
[a] Spotify Technology SA	73,500	9,979,095

		40,874,635

Consumer Discretionary 15.6%

Aptiv PLC	465,000	39,850,500
[a] Burlington Stores Inc.	278,000	46,956,980
[a] Dollar Tree Inc.	240,000	26,707,200
Domino’s Pizza Inc.	162,000	43,833,960
[a,b,c] DraftKings Inc.	7,974,537	20,492,207
Expedia Group Inc.	303,500	39,406,440
[a] Five Below Inc.	117,000	17,127,630
[a] Grand Canyon Education Inc.	363,000	42,068,070
[a] Levi Strauss & Co., A	420,000	9,412,200
MGM Resorts International	973,000	25,910,990
[a] NVR Inc.	11,000	34,677,280
[a] O’Reilly Automotive Inc.	86,000	32,557,020
Tapestry Inc.	455,000	14,682,850
Tractor Supply Co.	330,000	34,155,000
[a] Ulta Beauty Inc.	91,000	31,757,180
[a] Under Armour Inc., A	417,000	9,628,530
Vail Resorts Inc.	130,000	29,750,500
VF Corp.	364,000	34,365,240
Wingstop Inc.	204,000	15,355,080

		548,694,857

Consumer Staples 2.2%

Brown-Forman Corp., B	528,000	28,137,120
Church & Dwight Co. Inc.	105,000	7,869,751
Lamb Weston Holdings Inc.	326,000	22,836,300
McCormick & Co. Inc.	112,000	17,244,640

		76,087,811

Energy 1.1%

Concho Resources Inc.	179,700	20,733,786
Diamondback Energy Inc.	178,000	18,937,420

		39,671,206

Financials 6.6%

Arthur J. Gallagher & Co.	226,100	18,906,482
CBOE Global Markets Inc.	303,000	30,787,830
Chemical Financial Corp.	237,000	10,411,410
MarketAxess Holdings Inc.	150,000	41,749,500
MSCI Inc.	235,500	53,076,990
SEI Investments Co.	448,000	24,393,600
[a] SVB Financial Group	103,500	26,053,020
[a] Tradeweb Markets Inc.	218,000	8,774,500
[a] Western Alliance Bancorp	425,000	20,306,500

		234,459,832

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care 13.5%

[a] ABIOMED Inc.	132,500	$36,756,825
[a] Align Technology Inc.	107,500	34,903,100
[a] Argenx SE, ADR (Netherlands)	40,000	5,122,800
[a] Array BioPharma Inc.	520,000	11,757,200
[a] BioMarin Pharmaceutical Inc.	207,666	17,761,673
[a] DexCom Inc.	184,414	22,327,003
[a] GW Pharmaceuticals PLC, ADR (United Kingdom)	101,000	17,100,310
[a] HealthEquity Inc.	264,000	17,886,000
[a] Heron Therapeutics Inc.	724,000	15,696,320
[a] IDEXX Laboratories Inc.	171,000	39,672,000
[a] Incyte Corp.	188,614	14,485,555
[a] Ionis Pharmaceuticals Inc.	136,000	10,108,880
[a] iRhythm Technologies Inc.	186,450	14,228,000
[a] Jazz Pharmaceuticals PLC	147,000	19,076,190
[a] Mettler-Toledo International Inc.	79,500	59,248,170
[a] Neurocrine Biosciences Inc.	180,042	13,006,234
[a] Penumbra Inc.	216,647	29,139,021
[a] Precision BioSciences Inc.	279,400	3,632,200
[a] Revance Therapeutics Inc.	493,000	6,527,320
[a] Sage Therapeutics Inc.	64,100	10,783,543
[a] Sarepta Therapeutics Inc.	95,500	11,167,770
[a] Seattle Genetics Inc.	124,500	8,438,610
[a] Veeva Systems Inc.	179,000	25,036,730
[a] Waters Corp.	150,000	32,031,000

		475,892,454

Industrials 17.0%

BWX Technologies Inc.	674,000	34,441,400
[a] CoStar Group Inc.	117,000	58,061,250
Fortive Corp.	607,500	52,451,550
Harris Corp.	270,500	45,579,250
IDEX Corp.	308,500	48,329,610
[a] IHS Markit Ltd.	466,915	26,735,553
[a,d] Lyft Inc., A	123,000	7,355,400
[a] Mercury Systems Inc.	294,000	21,467,880
Old Dominion Freight Line Inc.	220,000	32,841,600
Republic Services Inc.	216,000	17,889,120
Rockwell Automation Inc.	268,000	48,430,280
Roper Technologies Inc.	49,530	17,815,941
[a] Spirit Airlines Inc.	165,000	8,972,700
Stanley Black & Decker Inc.	212,000	31,079,200
[a] TransDigm Group Inc.	52,000	25,091,040
TransUnion	342,000	23,820,300
[a] Univar Inc.	1,085,000	24,228,050
[a] Upwork Inc.	344,600	6,888,554
Verisk Analytics Inc.	468,000	66,053,520

		597,532,198

Information Technology 34.8%

[a] 2U Inc.	745,000	45,072,500
[a] Advanced Micro Devices Inc.	700,000	19,341,000
[a] Adyen NV (Netherlands)	28,500	23,196,307
Amphenol Corp., A	355,000	35,343,800

62	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Information Technology (continued)

[a] Arista Networks Inc.	82,500	$25,763,925
[a] Atlassian Corp. PLC	308,000	33,926,200
[a] Black Knight Inc.	548,000	30,918,160
Cognex Corp.	256,000	12,910,080
[a] Cree Inc.	40,000	2,643,600
[a] DocuSign Inc.	455,000	25,784,850
[a] Elastic NV	263,000	22,499,650
[a] EPAM Systems Inc.	203,000	36,410,080
Global Payments Inc.	252,000	36,809,640
[a] GoDaddy Inc., A	696,800	56,789,200
[a] Guidewire Software Inc.	321,000	34,186,500
Jack Henry & Associates Inc.	200,000	29,812,000
KLA-Tencor Corp.	344,000	43,853,120
Lam Research Corp.	188,000	38,996,840
[a] Lattice Semiconductor Corp.	398,335	5,158,438
Microchip Technology Inc.	802,000	80,111,780
Monolithic Power Systems	248,000	38,616,080
[a] New Relic Inc.	265,000	27,888,600
[a] Nutanix Inc., A	170,000	7,342,300
[a] Pagerduty Inc.	219,000	10,271,100
[a] Paylocity Holding Corp.	202,000	19,503,100
[a] Pluralsight Inc., A	655,000	23,245,950
[a] PTC Inc.	408,000	36,911,760
[a] Q2 Holdings Inc.	361,000	27,226,620
[a] Shopify Inc., A (Canada)	56,000	13,637,680
[a] Silicon Laboratories Inc.	289,000	31,113,740
[a] Square Inc., A	589,000	42,890,980
[a] Synopsys Inc.	288,000	34,871,040
Total System Services Inc.	387,500	39,618,000
[a] Trimble Inc.	508,000	20,736,560
[a] Twilio Inc., A	264,000	36,204,960
[a] ViaSat Inc.	415,050	37,694,841
[a] WEX Inc.	139,500	29,336,850
[a] Wix.com Ltd. (Israel)	209,000	28,039,440
[a] Workday Inc., A	178,000	36,602,140
Xilinx Inc.	207,000	24,868,980
[a] Zscaler Inc.	273,000	18,648,630

		1,224,797,021

Materials 2.6%

[a] Ingevity Corp.	271,780	31,257,418
Martin Marietta Materials Inc.	145,000	32,175,500
Packaging Corp. of America	305,000	30,243,800

		93,676,718

Real Estate 1.7%

[a] SBA Communications Corp., A	298,000	60,711,540

Total Common Stocks (Cost $2,431,628,237)		3,392,398,272

Preferred Stocks 0.6%
Consumer Discretionary 0.4%

[a,b,c] Proterra Inc., pfd., 5, 144A	1,416,913	13,373,430

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value
Preferred Stocks (continued)
Financials 0.2%

[a,b,c] Bill.com, pfd., H	866,666	$7,677,734

Total Preferred Stocks (Cost $14,335,915)		21,051,164

Total Investments before Short Term Investments (Cost $2,445,964,152)		3,413,449,436

Short Term Investments 3.7%

Money Market Funds (Cost $124,157,073) 3.5%

[e,f] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	124,157,073	124,157,073

[g] Investments from Cash Collateral Received for Loaned Securities (Cost $6,811,635) 0.2%
Money Market Funds 0.2%

[e,f] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	6,811,635	6,811,635

Total Investments (Cost $2,576,932,860) 100.6%		3,544,418,144
Other Assets, less Liabilities (0.6)%		(22,038,552)

Net Assets 100.0%		$3,522,379,592

See Abbreviations on page 89.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dA portion or all of the security is on loan at April 30, 2019. See Note 1(c).

eSee Note 3(f) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

gSee Note 1(c) regarding securities on loan.

64	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities

April 30, 2019

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,987,210,539	$96,348,998	$1,872,291,491	$2,445,964,152
Cost - Non-controlled affiliates (Note 3f and 8)	69,126,928	7,161,073	140,993,552	130,968,708

Value - Unaffiliated issuers+	$3,961,847,987	$115,367,112	$2,570,493,902	$3,413,449,436
Value - Non-controlled affiliates (Note 3f and 8)	69,126,928	7,161,073	138,611,140	130,968,708
Receivables:
Investment securities sold	—	—	8,982,581	11,962,690
Capital shares sold	2,227,445	405,390	4,191,723	4,193,394
Dividends	680,963	17,150	24,096	30,934
Due from custodian	—	—	246,600	—
Other assets	3,377	94	2,229	3,054

Total assets	4,033,886,700	122,950,819	2,722,552,271	3,560,608,216

Liabilities:
Payables:
Investment securities purchased	—	—	9,462,560	24,628,767
Capital shares redeemed	4,714,033	97,553	3,768,343	3,701,613
Management fees	1,747,480	46,185	1,314,960	1,268,607
Distribution fees	780,907	28,610	247,008	702,971
Transfer agent fees	624,403	16,620	467,214	902,267
Professional fees	50,001	39,248	46,560	55,946
Payable upon return of securities loaned	—	—	18,509,284	6,811,635
Accrued expenses and other liabilities	146,481	7,346	84,053	156,818

Total liabilities	8,063,305	235,562	33,899,982	38,228,624

Net assets, at value	$4,025,823,395	$122,715,257	$2,688,652,289	$3,522,379,592

Net assets consist of:
Paid-in capital	$1,831,459,651	$103,694,299	$1,874,740,894	$2,146,773,480
Total distributable earnings (loss)	2,194,363,744	19,020,958	813,911,395	1,375,606,112

Net assets, at value	$4,025,823,395	$122,715,257	$2,688,652,289	$3,522,379,592

+Includes securities loaned.	$ —	$—	$17,688,882	$6,583,980

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2019

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Class A:
Net assets, at value	$2,819,006,821	$77,230,465	$713,441,579	$2,684,131,272
Shares outstanding	71,249,412	4,978,462	33,246,602	72,218,966
Net asset value per share[a]	$39.57	$15.51	$21.46	$37.17
Maximum offering price per share (net asset value per share ÷ 94.50%)	$41.87	$16.41	$22.71	$39.33
Class C:
Net assets, at value	$ 244,573,709	$15,701,821	$90,512,560	$173,333,516
Shares outstanding	7,532,444	1,090,439	5,276,466	6,938,042
Net asset value and maximum offering price per share[a]	$32.47	$14.40	$17.15	$24.98
Class R:
Net assets, at value	$ 37,104,937	$144,367	$74,633,979	$50,720,696
Shares outstanding	987,747	9,493	3,703,532	1,507,073
Net asset value and maximum offering price per share	$37.57	$15.21	$20.15	$33.66
Class R6:
Net assets, at value	$ 418,173,766	$970,982	$1,084,442,045	$259,052,789
Shares outstanding	9,629,934	60,945	45,700,423	6,193,640
Net asset value and maximum offering price per share	$43.42	$15.93	$23.73	$41.83
Advisor Class:
Net assets, at value	$ 506,964,162	$28,667,622	$725,622,126	$355,141,319
Shares outstanding	11,825,271	1,810,204	31,046,388	8,643,232
Net asset value and maximum offering price per share	$42.87	$15.84	$23.37	$41.09

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

66	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations

for the year ended April 30, 2019

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 23,184,945	$ 934,594	$ 8,392,414	$ 19,588,544
Non-controlled affiliates (Note 3f and 8)	644,989	100,768	751,145	1,923,102
Interest:
Unaffiliated issuers	—	—	—	332
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	112,861	—	212,045	19,187
Non-controlled affiliates (Note 3f)	75,547	—	709,059	194,606

Total investment income	24,018,342	1,035,362	10,064,663	21,725,771

Expenses:
Management fees (Note 3a)	21,250,795	976,209	16,236,790	16,066,199
Distribution fees: (Note 3c)
Class A	6,437,543	174,075	1,724,654	6,049,416
Class C	3,218,095	165,465	1,126,807	2,505,936
Class R	179,039	714	370,716	333,533
Transfer agent fees: (Note 3e)
Class A	3,355,825	92,687	1,296,932	3,557,700
Class C	419,389	22,017	212,232	368,843
Class R	46,991	182	139,724	99,988
Class R6	97,801	830	376,295	106,882
Advisor Class	758,794	20,739	1,386,535	748,020
Custodian fees (Note 4)	41,983	1,682	25,760	31,292
Reports to shareholders	320,566	22,127	149,525	325,251
Registration and filing fees	168,544	85,951	117,002	184,337
Professional fees	68,712	58,200	63,830	75,853
Trustees’ fees and expenses	56,123	1,442	38,084	50,985
Other	72,468	11,044	57,365	68,838

Total expenses	36,492,668	1,633,364	23,322,251	30,573,073
Expense reductions (Note 4)	(10,901)	(103)	(1,919)	(77)
Expenses waived/paid by affiliates (Note 3f and 3g)	(154,146)	(286,276)	(499,865)	(487,359)

Net expenses	36,327,621	1,346,985	22,820,467	30,085,637

Net investment income (loss)	(12,309,279)	(311,623)	(12,755,804)	(8,359,866)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	459,853,047	516,205	392,150,056	651,074,279
Non-controlled affiliates (Note 3f and 8)	—	—	(32,245,954)	—
Foreign currency transactions	10,524	(589)	(2,073)	(48,717)

Net realized gain (loss)	459,863,571	515,616	359,902,029	651,025,562

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	124,321,685	11,651,347	(4,595,788)	(99,480,161)
Non-controlled affiliates (Note 3f and 8)	—	—	37,884,242	—

Net change in unrealized appreciation (depreciation)	124,321,685	11,651,347	33,288,454	(99,480,161)

Net realized and unrealized gain (loss)	584,185,256	12,166,963	393,190,483	551,545,401

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	67

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended April 30, 2019

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Net increase (decrease) in net assets resulting from operations	$571,875,977	$11,855,340	$380,434,679	$543,185,535

*Foreign taxes withheld on dividends	$ 265	$1,654	$—	$435

68	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth Opportunities Fund		Franklin Select U.S. Equity Fund
	Year Ended April 30,		Year Ended April 30,
	2019	2018	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(12,309,279)	$(10,261,563)	$(311,623)	$(359,541)
Net realized gain (loss)	459,863,571	289,840,333	515,616	23,070,802
Net change in unrealized appreciation (depreciation)	124,321,685	405,837,652	11,651,347	(15,755,359)

Net increase (decrease) in net assets resulting from operations	571,875,977	685,416,422	11,855,340	6,955,902
Distributions to shareholders: (Note 1e)
Class A	(270,776,543)	(189,384,206)	(9,068,158)	—
Class C	(29,467,299)	(36,890,234)	(2,096,439)	—
Class R	(3,826,333)	(3,861,226)	(17,405)	—
Class R6	(36,746,123)	(26,495,718)	(112,384)	—
Advisor Class	(56,405,582)	(42,059,463)	(1,714,775)	—

Total distributions to shareholders	(397,221,880)	(298,690,847)	(13,009,161)	—
Capital share transactions: (Note 2)
Class A	274,938,208	(91,864,958)	13,281,422	(17,113,814)
Class C	(164,852,400)	(23,626,956)	(1,890,912)	(3,442,504)
Class R	(765,911)	(18,366,509)	11,435	(43,959)
Class R6	25,388,596	41,353,334	44,676	(19,406,366)
Advisor Class	(101,787,858)	(18,372,365)	17,229,063	(3,475,298)

Total capital share transactions	32,920,635	(110,877,454)	28,675,684	(43,481,941)
Net increase (decrease) in net assets	207,574,732	275,848,121	27,521,863	(36,526,039)
Net assets:
Beginning of year	3,818,248,663	3,542,400,542	95,193,394	131,719,433

End of year (Note 1e)	$4,025,823,395	$3,818,248,663	$122,715,257	$95,193,394

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small Cap Growth Fund		Franklin Small-Mid Cap Growth Fund
	Year Ended April 30,		Year Ended April 30,
	2019	2018	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(12,755,804)	$(10,835,341)	$(8,359,866)	$(14,570,284)
Net realized gain (loss)	359,902,029	347,278,699	651,025,562	393,654,195
Net change in unrealized appreciation (depreciation)	33,288,454	131,654,453	(99,480,161)	100,694,860

Net increase (decrease) in net assets resulting from operations	380,434,679	468,097,811	543,185,535	479,778,771
Distributions to shareholders: (Note 1e)
Class A	(119,248,780)	(13,026,727)	(273,591,265)	(188,183,859)
Class C	(19,107,819)	(2,968,851)	(25,744,621)	(37,764,936)
Class R	(13,109,783)	(1,455,647)	(8,327,251)	(6,640,970)
Class R6	(158,804,029)	(16,214,723)	(27,160,456)	(21,566,773)
Advisor Class	(120,036,837)	(13,459,989)	(54,511,212)	(39,628,357)

Total distributions to shareholders	(430,307,248)	(47,125,937)	(389,334,805)	(293,784,895)
Capital share transactions: (Note 2)
Class A	66,793,851	(165,302,683)	299,393,170	(165,123,618)
Class C	(37,156,667)	(30,398,855)	(163,688,617)	(43,224,469)
Class R	5,850,633	(20,277,000)	(20,982,789)	(14,958,409)
Class R6	156,516,510	(75,776,145)	(34,742,726)	39,199,957
Advisor Class	29,111,361	(218,726,187)	(176,059,390)	(100,935,015)

Total capital share transactions	221,115,688	(510,480,870)	(96,080,352)	(285,041,554)
Net increase (decrease) in net assets	171,243,119	(89,508,996)	57,770,378	(99,047,678)
Net assets:
Beginning of year	2,517,409,170	2,606,918,166	3,464,609,214	3,563,656,892

End of year (Note 1e)	$2,688,652,289	$2,517,409,170	$3,522,379,592	$3,464,609,214

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Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Franklin Small Cap Growth Fund was closed to new investors with limited exceptions effective at the close of market February 12, 2015. Effective April 28, 2017, the Fund opened Class R6 shares to new investors who are eligible to purchase Class R6 shares. Effective January 17, 2019, all share classes of the Fund re-opened to new investors.

Effective June 1, 2018, Franklin Focused Core Equity Fund was renamed Franklin Select U.S. Equity Fund.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of

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1.  Organization and Significant Accounting
Policies (continued)

a.  Financial Instrument Valuation (continued)

trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds and/or uninvested cash as included in due from custodian in the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At April 30, 2019, Franklin Growth Opportunities Fund and Franklin Select U.S. Equity Fund had no securities on loan.

d.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable

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NOTES TO FINANCIAL STATEMENTS

income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

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NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting Policies (continued)

For the year ended April 30, 2018, distributions to shareholders were as follows:

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Distributions from net realized gains:
Class A	$(189,384,206)	$ —	$(13,026,727)	$(188,183,859)
Class C	(36,890,234)	—	(2,968,851)	(37,764,936)
Class R	(3,861,226)	—	(1,455,647)	(6,640,970)
Class R6	(26,495,718)	—	(16,214,723)	(21,566,773)
Advisor Class	(42,059,463)	—	(13,459,989)	(39,628,357)

For the year ended April 30, 2018, accumulated net investment loss included in net assets was as follows:

Fund	Accumulated net investment loss

Franklin Growth Opportunities Fund	$(4,268,478)
Franklin Select U.S. Equity Fund	$ (243,541)
Franklin Small Cap Growth Fund	$(2,644,648)
Franklin Small-Mid Cap Growth Fund	$ —

2.  Shares of Beneficial Interest

At April 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Growth		Franklin Select U.S.
	Opportunities Fund		Equity Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2019
Shares sold[a]	11,527,502	$446,798,931	1,406,734	$21,698,694
Shares issued in reinvestment of distributions	7,925,459	253,773,429	686,186	9,057,652
Shares redeemed	(11,143,246)	(425,634,152)	(1,132,089)	(17,474,924)

Net increase (decrease)	8,309,715	$274,938,208	960,831	$13,281,422

Year ended April 30, 2018
Shares sold	7,166,896	$269,822,921	503,310	$8,051,742
Shares issued in reinvestment of distributions	4,805,055	175,240,189	—	—
Shares redeemed	(14,319,505)	(536,928,068)	(1,600,612)	(25,165,556)

Net increase (decrease)	(2,347,554)	$(91,864,958)	(1,097,302)	$(17,113,814)

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	Franklin Growth		Franklin Select U.S.
	Opportunities Fund		Equity Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Year ended April 30, 2019
Shares sold	1,419,843	$46,769,565	246,596	$3,641,767
Shares issued in reinvestment of distributions	1,096,405	28,890,280	169,618	2,082,903
Shares redeemed[a]	(7,237,389)	(240,512,245)	(499,994)	(7,615,582)

Net increase (decrease)	(4,721,141)	$(164,852,400)	(83,780)	$(1,890,912)

Year ended April 30, 2018
Shares sold	1,416,968	$45,670,045	169,798	$2,570,525
Shares issued in reinvestment of distributions	1,171,816	36,291,145	—	—
Shares redeemed	(3,285,529)	(105,588,146)	(401,846)	(6,013,029)

Net increase (decrease)	(696,745)	$(23,626,956)	(232,048)	$(3,442,504)

Class R Shares:
Year ended April 30, 2019
Shares sold	181,946	$6,761,234	435	$6,572
Shares issued in reinvestment of distributions	123,799	3,767,199	1,344	17,405
Shares redeemed	(308,476)	(11,294,344)	(776)	(12,542)

Net increase (decrease)	(2,731)	$(765,911)	1,003	$11,435

Year ended April 30, 2018
Shares sold	184,889	$6,657,157	5,129	$77,884
Shares issued in reinvestment of distributions	109,382	3,821,807	—	—
Shares redeemed	(808,089)	(28,845,473)	(7,727)	(121,843)

Net increase (decrease)	(513,818)	$(18,366,509)	(2,598)	$(43,959)

Class R6 Shares:
Year ended April 30, 2019
Shares sold	1,593,233	$65,447,277	14,436	$230,801
Shares issued in reinvestment of distributions	798,910	28,041,731	8,300	112,384
Shares redeemed	(1,611,469)	(68,100,412)	(18,245)	(298,509)

Net increase (decrease)	780,674	$25,388,596	4,491	$44,676

Year ended April 30, 2018
Shares sold	1,719,083	$70,340,588	85,528	$1,360,151
Shares issued in reinvestment of distributions	516,029	20,352,194	—	—
Shares redeemed	(1,209,156)	(49,339,448)	(1,350,483)	(20,766,517)

Net increase (decrease)	1,025,956	$41,353,334	(1,264,955)	$(19,406,366)

Advisor Class Shares:
Year ended April 30, 2019
Shares sold	4,826,217	$192,490,364	1,588,134	$23,675,471
Shares issued in reinvestment of distributions	1,596,331	55,344,783	111,006	1,494,146
Shares redeemed	(8,711,497)	(349,623,005)	(519,636)	(7,940,554)

Net increase (decrease)	(2,288,949)	$(101,787,858)	1,179,504	$17,229,063

Year ended April 30, 2018
Shares sold	2,255,020	$89,869,837	224,083	$3,543,200
Shares issued in reinvestment of distributions	1,049,408	40,968,889	—	—
Shares redeemed	(3,702,910)	(149,211,091)	(442,950)	(7,018,498)

Net increase (decrease)	(398,482)	$(18,372,365)	(218,867)	$(3,475,298)

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2.  Shares of Beneficial Interest (continued)

	Franklin Small Cap		Franklin Small-Mid Cap
	Growth Fund		Growth Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2019
Shares sold[a]	7,109,392	$159,713,318	14,858,754	$536,401,847
Shares issued in reinvestment of distributions	6,425,425	111,866,657	8,741,011	259,433,312
Shares redeemed	(9,200,387)	(204,786,124)	(14,104,259)	(496,441,989)

Net increase (decrease)	4,334,430	$66,793,851	9,495,506	$299,393,170

Year ended April 30, 2018
Shares sold	3,189,012	$67,849,901	10,215,023	$369,305,768
Shares issued in reinvestment of distributions	547,334	11,920,682	5,062,829	177,806,171
Shares redeemed	(11,554,343)	(245,073,266)	(19,601,669)	(712,235,557)

Net increase (decrease)	(7,817,997)	$(165,302,683)	(4,323,817)	$(165,123,618)

Class C Shares:
Year ended April 30, 2019
Shares sold	616,858	$10,919,327	1,512,688	$38,650,988
Shares issued in reinvestment of distributions	1,309,694	18,270,229	1,265,311	25,318,892
Shares redeemed[a]	(3,457,014)	(66,346,223)	(8,796,878)	(227,658,497)

Net increase (decrease)	(1,530,462)	$(37,156,667)	(6,018,879)	$(163,688,617)

Year ended April 30, 2018
Shares sold	279,449	$5,088,767	1,315,525	$34,824,098
Shares issued in reinvestment of distributions	156,063	2,874,674	1,482,639	37,392,153
Shares redeemed	(2,157,881)	(38,362,296)	(4,350,045)	(115,440,720)

Net increase (decrease)	(1,722,369)	$(30,398,855)	(1,551,881)	$(43,224,469)

Class R Shares:
Year ended April 30, 2019
Shares sold	1,090,360	$23,643,908	402,799	$13,332,859
Shares issued in reinvestment of distributions	792,641	12,967,603	300,662	8,087,803
Shares redeemed	(1,435,500)	(30,760,878)	(1,329,075)	(42,403,451)

Net increase (decrease)	447,501	$5,850,633	(625,614)	$(20,982,789)

Year ended April 30, 2018
Shares sold	642,577	$13,280,250	564,940	$18,785,330
Shares issued in reinvestment of distributions	69,237	1,438,739	197,203	6,369,651
Shares redeemed	(1,724,856)	(34,995,989)	(1,198,049)	(40,113,390)

Net increase (decrease)	(1,013,042)	$(20,277,000)	(435,906)	$(14,958,409)

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	Franklin Small Cap		Franklin Small-Mid Cap
	Growth Fund		Growth Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Year ended April 30, 2019
Shares sold	14,008,871	$340,717,317	2,051,263	$81,360,684
Shares issued in reinvestment of distributions	7,029,042	135,098,188	733,010	24,453,238
Shares redeemed	(12,935,223)	(319,298,995)	(3,502,497)	(140,556,648)

Net increase (decrease)	8,102,690	$156,516,510	(718,224)	$(34,742,726)

Year ended April 30, 2018
Shares sold	9,126,555	$210,441,655	2,883,707	$115,938,495
Shares issued in reinvestment of distributions	599,648	14,103,732	509,486	19,762,976
Shares redeemed	(12,909,982)	(300,321,532)	(2,414,377)	(96,501,514)

Net increase (decrease)	(3,183,779)	$(75,776,145)	978,816	$39,199,957

Advisor Class Shares:
Year ended April 30, 2019
Shares sold	6,621,879	$160,225,038	3,117,800	$123,344,447
Shares issued in reinvestment of distributions	5,738,085	108,679,322	1,592,925	52,232,005
Shares redeemed	(10,287,992)	(239,792,999)	(9,309,703)	(351,635,842)

Net increase (decrease)	2,071,972	$29,111,361	(4,598,978)	$(176,059,390)

Year ended April 30, 2018
Shares sold	5,063,743	$115,186,325	2,962,038	$115,876,935
Shares issued in reinvestment of distributions	516,706	12,028,914	979,925	37,482,152
Shares redeemed	(15,186,221)	(345,941,426)	(6,459,038)	(254,294,102)

Net increase (decrease)	(9,605,772)	$(218,726,187)	(2,517,075)	$(100,935,015)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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3.  Transactions with Affiliates (continued)

a.  Management Fees

Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $500 million
0.600%	Over $500 million, up to and including $1 billion
0.550%	Over $1 billion, up to and including $1.5 billion
0.500%	Over $1.5 billion, up to and including $6.5 billion
0.475%	Over $6.5 billion, up to and including $11.5 billion
0.450%	Over $11.5 billion, up to and including $16.5 billion
0.440%	Over $16.5 billion, up to and including $19 billion
0.430%	Over $19 billion, up to and including $21.5 billion
0.420%	In excess of $21.5 billion

Franklin Select U.S. Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

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Franklin Small-Mid Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended April 30, 2019, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
0.545%	0.950%	0.616%	0.457%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Reimbursement Plans:
Class A	0.35%	0.35%	0.35%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	0.50%

For Franklin Growth Opportunities Fund, Franklin Select U.S. Equity Fund and Franklin Small Cap Growth Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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3. Transactions with Affiliates (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$390,122	$16,238	$54,637	$495,012
CDSC retained	$ 12,988	$ 532	$ 1,824	$ 22,958

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Funds’ Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin	Franklin	Franklin
	Franklin Growth	Select U.S.	Small Cap	Small-Mid Cap
	Opportunities Fund	Equity Fund	Growth Fund	Growth Fund
Transfer agent fees	$2,393,702	$81,488	$1,466,237	$2,630,959

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2019, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Growth Opportunities Fund Non-Controlled Affiliates
						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	18,556,305	747,585,794	(697,015,171)	69,126,928	$69,126,928	$644,989	$—	$—

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	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Growth Opportunities Fund Non-Controlled Affiliates
						Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	—	68,172,227	(68,172,227)	—	$—	$75,547	$—	$—
Total Affiliated Securities					$69,126,928	$720,536	$—	$—

Franklin Select U.S. Equity Fund Non-Controlled Affiliates
						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	761,261	37,589,949	(31,190,137)	7,161,073	$7,161,073	$100,768	$—	$—

Franklin Small Cap Growth Fund Non-Controlled Affiliates
						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	15,082,060	703,175,424	(647,504,678)	70,752,806	$70,752,806	$751,145	$—	$—
						Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	76,587,584	365,223,986	(423,548,886)	18,262,684	18,262,684	709,059	—	—
Total Affiliated Securities					$89,015,490	$1,460,204	$—	$—

Franklin Small-Mid Cap Growth Fund Non-Controlled Affiliates
						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	114,742,583	945,824,429	(936,409,939)	124,157,073	$124,157,073	$1,923,102	$—	$—
						Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	28,485,775	239,494,851	(261,168,991)	6,811,635	6,811,635	194,606	—	—
Total Affiliated Securities					$130,968,708	$2,117,708	$—	$—

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Select U.S. Equity Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.00%, and Class R6 does not exceed 0.88% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to September 1, 2018, expenses (excluding certain fees and expenses as previously disclosed) for Franklin Select U.S. Equity Fund for Class R6 were limited to 0.84% based on the average net assets of the class.

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3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements (continued)

For Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

h. Other Affiliated Transactions

At April 30, 2019, one or more of the funds in Franklin Fund Allocator Series owned 5.6% of the Franklin Growth Opportunities Fund’s outstanding shares.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At April 30, 2019, the deferred losses were as follows:

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Late-year ordinary losses	$5,667,880	$119,809	$ —	$3,666,488

The tax character of distributions paid during the years ended April 30, 2019 and 2018, was as follows:

	Franklin Growth Opportunities Fund		Franklin Select U.S. Equity Fund		Franklin Small Cap Growth Fund
	2019	2018	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$—	$—	$—	$—	$13,084,020	$—
Long term capital gain	397,221,880	298,690,847	13,009,161	—	417,223,228	47,125,937
	$397,221,880	$298,690,847	$13,009,161	$—	$430,307,248	$47,125,937

	Franklin Small-Mid Cap Growth Fund
	2019	2018
Distributions paid from:
Ordinary income	$26,220,410	$5,968,734
Long term capital gain	363,114,395	287,816,161
	$389,334,805	$293,784,895

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At April 30, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

		Franklin	Franklin	Franklin
	Franklin Growth	Select U.S.	Small Cap	Small-Mid Cap
	Opportunities Fund	Equity Fund	Growth Fund	Growth Fund
Cost of investments	$2,058,224,554	$103,511,269	$2,016,883,510	$2,578,726,165

Unrealized appreciation	$2,006,431,921	$ 22,095,841	$ 835,893,035	$1,010,024,239
Unrealized depreciation	(33,681,560)	(3,078,925)	(143,671,503)	(44,332,260)

Net unrealized appreciation (depreciation)	$1,972,750,361	$ 19,016,916	$ 692,221,532	$ 965,691,979

Distributable earnings:

Undistributed ordinary income	$ —	$ —	$ 22,658,947	$ —
Undistributed long term capital gains	227,281,269	123,847	99,030,886	413,580,626

Total distributable earnings	$ 227,281,269	$ 123,847	$ 121,689,833	$ 413,580,626

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

The Funds, except for Franklin Select U.S. Equity Fund, utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2019, were as follows:

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Purchases	$ 938,308,506	$13,337,003	$1,091,314,880	$1,853,670,946
Sales	$1,353,571,634	$ 4,703,189	$1,367,288,700	$2,357,473,441
At April 30, 2019, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Securities lending transactions[a]:
Equity investments[b]	$18,262,684	$6,811,635

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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7. Restricted Securities (continued)

At April 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
Franklin Growth Opportunities Fund
1,624,999	Bill.com, pfd., H	12/21/18	$13,500,004	$14,395,754
2,610,594	ClearMotion Inc., pfd., C	11/06/17	5,500,000	6,717,996
3,698,772	ClearMotion Inc., pfd., D	12/21/18	10,000,000	10,345,480
1,673,284	LegalZoom.comInc.	7/20/18	16,479,337	20,473,416
509,182	Optoro Inc., pfd., E	7/24/18	10,020,702	12,168,487
2,362,202	Proterra Inc., pfd., 5, 144A	9/21/16 - 1/13/17	11,896,616	22,295,471
596,775	Proterra Inc., pfd., 6, 144A	6/07/17	3,306,052	5,632,617
780,667	Proterra Inc., pfd., 7	5/21/18 - 9/18/18	5,094,960	7,368,268
928,488	Sweetgreen Inc., pfd., H	11/09/18	12,107,484	13,006,896
805,800	Tanium Inc., pfd., G	9/14/15	4,000,233	4,893,610
	Total Restricted Securities (Value is 2.9% of Net Assets)		$91,905,388	$117,297,995
Franklin Small Cap Growth Fund
3,698,772	ClearMotion Inc., pfd., D	12/21/18	$10,000,000	$10,345,480
9,905,685	DraftKings Inc.	8/07/15 - 3/02/17	26,627,302	25,454,688
1,431,280	LegalZoom.comInc.	7/20/18	14,095,961	17,512,383
508,130	Optoro Inc., pfd., E	7/24/18	9,999,999	12,143,346
1,038,769	Peloton Interactive Inc., pfd., F	8/08/18	15,000,011	24,365,904
1,787,047	Proterra Inc., pfd., 5, 144A	9/21/16 - 1/13/17	8,999,998	16,866,913
1,310,834	Proterra Inc., pfd., 6, 144A	6/07/17 - 1/02/18	7,261,842	12,372,211
536,367	Proterra Inc., pfd., 7	5/21/18	3,500,556	5,062,461
596,471	Rent the Runway Inc., pfd.	3/21/19	13,333,328	13,333,328
1,542,673	Smule Inc., pfd., G, 144A	5/31/16	11,099,995	10,805,398
352,675	Smule Inc., pfd., H, 144A	4/27/17	2,999,995	2,746,149
383,435	Sweetgreen Inc., pfd., H	11/09/18	4,999,992	5,371,420
361,111	Tula eTechnology Inc.	11/01/18	—	—
3,611,111	Tula Technology Inc., E	9/08/17	6,500,000	6,824,476
	Total Restricted Securities (Value is 6.1% of Net Assets)		$134,418,979	$163,204,157
Franklin Small-Mid Cap Growth Fund
866,666	Bill.com, pfd., H	12/21/18	$7,200,001	$7,677,734
7,974,537	DraftKings Inc.	8/07/15 - 3/02/17	21,380,303	20,492,207
1,416,913	Proterra Inc., pfd., 5, 144A	9/21/16	7,135,914	13,373,430
	Total Restricted Securities (Value is 1.2% of Net Assets)		$35,716,218	$41,543,371

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended April 30, 2019, investments in “affiliated companies” were as follows:

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Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Small Cap Growth Fund
Non-Controlled Affiliates
Aratana Therapeutics Inc.	2,697,019	—	(2,697,019)	—	$ —		$ —	$(26,414,104)	$24,416,933
The KeyW Holding Corp.	3,430,282	—	(468,000)	2,962,282	33,592,278		—	(692,698)	11,955,895
Pfenex Inc.	1,175,631	611,700	(234,659)	1,552,672	—	[a]	—	(2,128,191)	—	[a]
Sportsman’s Warehouse Holdings Inc.	4,162,000	—	(573,800)	3,588,200	16,003,372		—	(3,010,961)	1,511,414
Total Affiliated Securities (Value is 1.8% of Net Assets)					$49,595,650		$ —	$(32,245,954)	$37,884,242

aAs of April 30, 2019, no longer an affiliate.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended April 30, 2019, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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10. Fair Value Measurements (continued)

A summary of inputs used as of April 30, 2019, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Franklin Growth Opportunities Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Communication Services	$325,247,614	$—	$4,893,610		$330,141,224
Consumer Discretionary	367,254,702	—	65,366,728		432,621,430
Financials	264,157,337	—	14,395,754		278,553,091
Industrials	444,561,267	—	12,168,487		456,729,754
Information Technology	1,578,281,210	—	20,473,416		1,598,754,626
All Other Equity Investments	865,047,862	—	—		865,047,862
Short Term Investments	69,126,928	—	—		69,126,928

Total Investments in Securities	$3,913,676,920	$—	$117,297,995		$4,030,974,915

Franklin Select U.S. Equity Fund
Assets:
Investments in Securities:[a]
Equity Investments	$115,367,112	$—	$—		$115,367,112
Short Term Investments	7,161,073	—	—		7,161,073

Total Investments in Securities	$122,528,185	$—	$—		$122,528,185

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Discretionary	$334,057,844	$—	$119,996,881	[c]	$454,054,725
Industrials	506,527,384	—	12,143,346		518,670,730
Information Technology	642,925,302	—	31,063,930		673,989,232
All Other Equity Investments	973,374,865	—	—		973,374,865
Short Term Investments	89,015,490	—	—		89,015,490

Total Investments in Securities	$2,545,900,885	$—	$163,204,157		$2,709,105,042

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Discretionary	$528,202,650	$—	$33,865,637		$562,068,287
Financials	234,459,832	—	7,677,734		242,137,566
All Other Equity Investments	2,609,243,583	—	—		2,609,243,583
Short Term Investments	130,968,708	—	—		130,968,708

Total Investments in Securities	$3,502,874,773	$—	$41,543,371		$3,544,418,144

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

cIncludes securities determined to have no value at April 30, 2019.

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A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At April 30, 2019, the reconciliation of assets are as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfer Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Franklin Growth Opportunities Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Communication Services	$5,074,222	$—	$—	$—	$—	$—	$(180,612)	$4,893,610		$(180,612)
Consumer Discretionary	23,116,412	27,202,444	—	—	—	—	15,047,872	65,366,728		15,047,872
Financials	—	13,500,004	—	—	—	—	895,750	14,395,754		895,750
Industrials	—	10,020,702	—	—	—	—	2,147,785	12,168,487		2,147,785
Information Technology	—	16,479,337	—	—	—	—	3,994,079	20,473,416		3,994,079

Total Investments in Securities	$28,190,634	$67,202,487	$—	$—	$—	$—	$21,904,874	$117,297,995		$21,904,874

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$40,098,007	$46,833,887	$—	$—	$—	$—	$33,064,987	$119,996,881	[b]	$33,064,987
Industrials	—	9,999,999	—	—	—	—	2,143,347	12,143,346		2,143,347
Information Technology	16,778,723	14,095,961	—	—	—	—	189,246	31,063,930		189,246

Total Investments in Securities	$56,876,730	$70,929,847	$—	$—	$—	$—	$35,397,580	$163,204,157		$35,397,580
Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$20,493,825	$—	$—	$—	$—	$—	$13,371,812	$33,865,637		$13,371,812
Financials	—	7,200,001	—	—	—	—	477,733	7,677,734		477,733

Total Investments in Securities	$20,493,825	$7,200,001	$—	$—	$—	$—	$13,849,545	$41,543,371		$13,849,545

aIncludes common and preferred stocks.

bIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2019, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount/Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]
Franklin Growth Opportunities Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Communication Services	$4,893,610	Discounted cash flow	NOPAT multiple	17.4x	Increase	[d]
			Discount rate	9.8%	Decrease	[e]

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10. Fair Value Measurements (continued)

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount/Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]
Franklin Growth Opportunities Fund (continued)			Discount for lack of marketability	11.0%	Decrease[d]
Consumer Discretionary	65,366,728	Discounted cash flow	Forward EBITDA growth rate	4.0%	Increase[e]
			Free cash flow growth rate	2.0%	Increase[d]
			Discount rate	9.7% - 15.8% (11.7%)	Decrease[e]
			Discount for lack of marketability	5.4% - 18.7% (10.3%)	Decrease[d]
			Teminal multiple	27.5x	Increase
Financials	14,395,754	Market comparables	EV / revenue multiple	11.2x	Increase[d]
			Discount for lack of marketability	8.6%	Decrease[d]
Industrials	12,168,487	Market comparables	EV / revenue multiple	11.1x	Increase[e]
			Discount for lack of marketability	13.3%	Decrease[d]
Information Technology	20,473,416	Discounted cash flow	Long term growth rate	4.0%	Increase[e]
			Discount rate	11.4%	Decrease[e]
			Discount for lack of marketability	5.8%	Decrease[d]
Total	$117,297,995

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Consumer Discretionary	$106,663,553	Discounted cash flow	Forward EBITDA growth rate	4.0%	Increase[e]
			Free cash flow growth rate	2.0%	Increase[d]
			Discount rate	9.7% - 15.8% (11.0%)	Decrease[e]
			Discount for lack of marketability	5.4% - 18.7% (9.9%)	Decrease[d]
			Terminal multiple	27.5x	Increase
		Market comparables	EV / EBITDA multiple	17.9x - 22.2x	Increase[d]
			EV / revenue multiple	4.0x - 12.3x (5.0x)	Increase[d]
			Discount for lack of marketability	5.3% - 14.4% (7.3%)	Decrease[c]
Industrials	12,143,346	Market comparables	EV / revenue multiple	11.1x	Increase[e]
			Discount for lack of marketability	13.3%	Decrease[d]
Information Technology	31,063,930	Market comparables	EV / revenue multiple	3.7x	Increase[d]
			Discount for lack of marketability	10.9%	Decrease[d]

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NOTES TO FINANCIAL STATEMENTS

Description	Fair Value at End of Year		Valuation Technique	Unobservable Inputs	Amount/ Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]
			Discounted cash flow	Long term growth rate	4.0%	Increase[e]
				Discount rate	11.4%	Decrease[e]
				Discount for lack of marketability	5.8%	Decrease[d]
All Other Investments[f]	13,333,328	[g]
Total	$163,204,157

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Consumer Discretionary	$33,865,637		Discounted cash flow	Forward EBITDA growth rate	4.0%	Increase[d]
				Discount rate	9.7%	Decrease[e]
				Discount for lack of marketability	5.4%	Decrease[d]
			Market Comparables	EV /revenue multiple	4.0x	Increase[e]
				Discount for lack of marketability	11.7%	Decrease[d]
Financials	7,677,734		Market comparables	EV / revenue multiple	11.2x	Increase[d]
				Discount for lack of marketability	8.6%	Decrease[d]
Total	$41,543,371

aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cIncludes common and preferred stocks.

dRepresents a significant impact to fair value but not net assets.

eRepresents a significant impact to fair value and net assets.

fIncludes financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable. May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

gIncludes securities determined to have no value at April 30, 2019.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value
NOPAT	Net Operating Profit After Taxes

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR  American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of Franklin Growth Opportunities Fund, Franklin Select U.S. Equity Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Growth Opportunities Fund, Franklin Select U.S. Equity Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund (the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2019 and each of the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2019:

Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

$401,999,946	$13,009,161	$422,645,228	$388,292,007

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended April 30, 2019:

Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

$ —	$ —	$13,084,020	$26,220,410

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2019:

Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

0.00%	0.00%	54.19%	71.18%

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended April 30, 2019:

Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

$21,630,888	$935,784	$7,090,359	$19,194,951

Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since March 2019	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and, Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 28 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of nine of the investment companies in Franklin Templeton (since December 2018).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and effective May 21, 2019, designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Select U.S. Equity Fund

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

(each a Fund)

At an in-person meeting held on April 16, 2019 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third- party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for each Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new

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SHAREHOLDER INFORMATION

funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2019. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Select U.S. Equity Fund - The Performance Universe for this Fund included the Fund and all retail and institutional large-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median and in the fifth quintile (worst) of its Performance Universe. The Board discussed this performance with management and management explained that, in late 2017/first half of 2018, there were changes to the Fund’s portfolio management team and the Fund’s portfolio was restructured, resulting in the Fund being reclassified by Lipper and Morningstar from large cap blend/core to large cap growth. Management further explained that it restructured the Fund’s investments with an increased focus on investing in high quality growth businesses for the long term. The Board also noted that, effective June 1, 2018, the Fund changed its name from the Franklin Focused Core Equity Fund to the Franklin Select U.S. Equity Fund. The Board then noted management’s representation that it was further reviewing the Fund and would report back to the Board at an upcoming Board meeting. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and these changes continued to be monitored.

Franklin Growth Opportunities Fund - The Performance Universe for this Fund included the Fund and all retail and institutional multi-cap growth funds. The Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods was below the median of its Performance Universe, but for the one-year period was above the median of its Performance Universe. The Board discussed this performance with management and management explained that on December 31, 2017, the Fund was moved from its historical multi-cap peer group to the large-cap peer group. Management further explained that since this change and other investment process changes, including a refocus of research efforts in all sectors, the Fund’s recent performance has been strong with the Fund outperforming its benchmark and peer group in both the calendar year 2018 and for the first month of 2019. The Board concluded that the Fund’s performance was satisfactory, noting its positive short-term, second quintile performance, as well as its longer-term three-, five- and 10-year performance that, while below median, had annualized total returns that exceeded 14%, 9% and 15%, respectively.

Franklin Small Cap Growth Fund - The Performance Universe for this Fund included the Fund and all retail and institutional small-cap growth funds. The Board noted that the Fund’s annualized total return for the five-year period was below the median of its Performance Universe, but for the one-, three-and 10-year periods was above the median and in the first (the best) or second quintile of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Small-Mid Cap Growth Fund - The Performance Universe for this Fund included the Fund and all retail and institutional mid-cap growth funds. The Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods was below the median of its Performance Universe, but for the one-year period was above the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund’s positions in the healthcare, consumer discretionary, financial and industrial sectors were a primary detractor from relative performance over the three- and five-year periods. Management further explained recent changes to the Fund’s investment process and portfolio management team. The Board concluded that the Fund’s performance was satisfactory, noting its positive short-term, second quintile performance, as well as its longer-term three-, five- and 10-year performance that, while below median, had annualized total returns that exceeded 13%, 7% and 14%, respectively.

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SHAREHOLDER INFORMATION

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Select U.S. Equity Fund - The Expense Group for this Fund included the Fund and 14 other large-cap growth funds. The Board noted that the Management Rate for this Fund was above the median of its Expense Group. The Board also noted that the actual total expense ratio for this Fund was slightly above the median of its Expense Group. The Board discussed the Fund’s expenses with management and noted management’s representation that it was further reviewing the Fund and would report back to the Board at an upcoming Board meeting. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management.

Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, and Franklin Small-Mid Cap Growth Fund - The Expense Group for the Franklin Growth Opportunities Fund included the Fund and 15 other multi-cap growth funds.

The Expense Group for the Franklin Small Cap Growth Fund included the Fund and 12 other small-cap growth funds. The Expense Group for the Franklin Small-Mid Cap Growth Fund included the Fund and 13 other mid-cap growth funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians and in the first quintile (least expensive) of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as

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FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Franklin Select U.S. Equity Fund has not yet reached an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and

Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Strategic Series
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	FSS1 A 06/19

FRANKLIN TEMPLETON

Annual Report
and Shareholder Letter

April 30, 2019

Franklin Strategic Series

Franklin Biotechnology Discovery Fund
Franklin Natural Resources Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended April 30, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, and the unemployment rate declined.

In April 2019, the Standard & Poor’s 500® Index (S&P 500®) reached an all-time high after declining in 2018’s fourth quarter. During the period, markets reflected concerns about the U.S. Federal Reserve’s (Fed’s) interest-rate path, U.S. political uncertainties and U.S.-China trade disputes, but these concerns were mitigated by the Fed’s patient monetary policy stance and investor optimism about a trade deal. Within this environment, U.S. stocks, as measured by the S&P 500, generated a double-digit percentage positive total return for the 12-month period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents

Annual Report

Economic and Market Overview	3

Franklin Biotechnology Discovery Fund	4

Franklin Natural Resources Fund	10

Financial Highlights and Statements of Investments	18

Financial Statements	32

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	48

Tax Information	49

Board Members and Officers	50

Shareholder Information	54

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Economic and Market Overview

The U.S. economy grew during the 12-month period. The economy expanded at a faster rate in 2019’s first quarter after moderating in the previous two quarters. Growth in consumer spending, inventory investment, exports, state and local government spending and business investment was partly offset by declines in housing investment and federal government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.9% in April 2018 to 3.6% at period-end.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.5% in April 2018 to 2.0% at period-end.1

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. The Fed also lowered its forecasts for economic growth in 2019 and 2020. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and better U.S. corporate earnings. However, markets reflected concerns about tighter regulation of technology companies, the Fed’s interest-rate path, U.S. political uncertainties, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partially alleviated by easing trade tensions and optimism about a potential U.S.-China trade deal. Markets also benefited from the Fed’s indications of a patient approach to its monetary policy decisions. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index (S&P 500), sold off sharply in 2018’s fourth quarter but rallied in 2019’s first four months, reaching a new all-time high in April 2019. Overall, the S&P 500 posted a +13.49% total return for the 12-month period.2

The foregoing information reflects our analysis and opinions as of April 30, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Bureau of Labor Statistics.

2. Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Biotechnology Discovery Fund

This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

Performance Overview

The Fund’s Class A shares posted a -1.60% cumulative total return for the 12 months under review. In comparison, the NASDAQ Biotechnology Index®, which tracks U.S. and international-based biotechnology stocks, posted a +3.23% total return.1 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of the U.S. stock market, posted a +13.49% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages, such as a particular product niche, proven technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

Portfolio Composition

Based on Total Net Assets as of 4/30/19

*Includes common, preferred stocks, escrows and litigation trusts as well as other equity interests.

Manager’s Discussion

During the 12 months under review, the biotechnology industry experienced significant volatility. Please keep in mind that volatility is not uncommon in the biotechnology industry, and we seek to take advantage of short-term volatility by initiating positions or adding to existing holdings in companies we believe are undervalued.

Key detractors from the Fund’s absolute performance included Clovis Oncology (not held at period-end), Nektar Therapeutics (not held at period-end) and Biogen.

Shares of pharmaceutical company Clovis Oncology declined despite a study suggesting Rubraca, currently used for treating ovarian cancer, could be effective for treating prostate cancer. Investor sentiment was hampered by concerns that AstraZeneca’s (not a Fund holding) Lynparza, a competing drug in the same class, would remain the market leader across all diseases treated by that drug type. Pharmaceutical company Nektar Therapeutics was hurt by the release of positive trial data from Roche for a competing drug in development for melanoma and head and neck cancer. Its share price was hurt by investor concerns around competition as well as weaker-than-expected clinical data. Pharmaceutical company Biogen was hurt by investor skepticism about its Alzheimer’s drug Aducanumab, which was confirmed when the company ended development following a trial failure in March 2019. Its share price was further hurt by Biogen’s weak development pipeline, possible near-term generic competition from an

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 22.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

existing drug and the coming-to-market of a competitor’s gene therapy drug that is likely superior to Biogen’s existing treatment.

In contrast, key contributors to the Fund’s absolute performance included Array BioPharma, Fate Therapeutics and Alexion Pharmaceuticals.

Array BioPharma is focused on the development and sale of cancer-treatment drugs. Third-quarter 2018 earnings greatly benefited from the U.S. debut of Braftovi + Mektovi, a two-drug treatment for skin cancer, which saw sales well above market expectations. Positive results from more recent trials of Braftovi + Mektovi’s use to treat colorectal cancer also supported the company’s share price. We also believe Array’s drug discovery process has proven highly successful, and could, in our opinion, continue to develop profitable drugs. Biotechnology company Fate Therapeutics develops cell-based therapies for cancer and immune disorders. Shares rose significantly in late 2018 when the company expanded clinical trials for a promising cancer treatment and the Food and Drug Administration (FDA) approved an application to initiate a new clinical study for the first ever stem cell-derived cancer treatment. Alexion Pharmaceuticals is a biopharmaceutical company that focuses on developing treatments for rare disorders. Alexion benefited from its acquisition of a company with a treatment for autoimmune disorders, further diversifying their pipeline, as well as the FDA approval of Ultomiris, a treatment for rare blood disorders the company is hoping will replace its existing treatment Soliris.

Thank you for your continued participation in Franklin Biotechnology Discover Fund. We look forward to serving your future investment needs.

Evan McCulloch, CFA Lead Portfolio Manager

Wendy Lam, Ph.D. Steven Kornfeld, CFA

Portfolio Management Team

Top 10 Holdings

4/30/19

Company Sector/Industry	% of Total Net Assets
Alexion Pharmaceuticals Inc.	7.2%
Biotechnology
Vertex Pharmaceuticals Inc.	5.3%
Biotechnology
Array BioPharma Inc.	5.3%
Biotechnology
Illumina Inc.	5.1%
Life Sciences Tools & Services
Biogen Inc.	4.1%
Biotechnology
GW Pharmaceuticals PLC	3.9%
Pharmaceuticals
Regeneron Pharmaceuticals Inc.	3.8%
Biotechnology
Gilead Sciences Inc.	3.6%
Biotechnology
BioMarin Pharmaceutical Inc.	3.3%
Biotechnology
Amgen Inc.	3.3%
Biotechnology

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Performance Summary as of April 30, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	-1.60%	-7.02%
5-Year	+34.79%	+4.96%
10-Year	+333.57%	+15.15%

Advisor[5]
1-Year	-1.36%	-1.36%
5-Year	+36.46%	+6.41%
10-Year	+344.96%	+16.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/09-4/30/19)

Advisor Class (5/1/09–4/30/19)5

See page 8 for Performance Summary footnotes.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

PERFORMANCE SUMMARY

Distributions (5/1/18–4/30/19)

Share Class	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$2.3428	$2.2068	$4.5496
C	$2.3428	$2.2068	$4.5496
R6	$2.3428	$2.2068	$4.5496
Advisor	$2.3428	$2.2068	$4.5496

Total Annual Operating Expenses[7]
Share Class	With Fee Waiver	Without Fee Waiver
A	1.02%	1.04%
Advisor	0.77%	0.79%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +288.14% and +15.07% .

6. Source: Morningstar. The NASDAQ Biotechnology Index is a modified capitalization weighted index designed to measure performance of all NASDAQ stocks in the biotechnology sector. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,034.30	$5.09	$1,019.79	$5.06	1.01%
C	$1,000	$1,030.50	$8.81	$1,016.12	$8.75	1.75%
R6	$1,000	$1,036.20	$3.23	$1,021.62	$3.21	0.64%
Advisor	$1,000	$1,035.50	$3.84	$1,021.03	$3.81	0.76%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Natural Resources Fund

This annual report for Franklin Natural Resources Fund covers the fiscal year ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services.

Performance Overview

The Fund’s Class A shares posted a -13.69% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s (S&P®) North American Natural Resources Sector Index, which tracks companies involved in industries such as mining, energy, timber and forestry services, and the production of pulp and paper, posted a -9.11% total return.1 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of the U.S. stock market, posted a +13.49% total return.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. The Fund’s strategy, which focuses on companies with higher long-term growth potential, differs from the natural resources index’s large weighting in income-oriented companies that we believe typically provide more limited opportunities for growth. This difference may occasionally lead to wide performance discrepancies, especially in periods when investors focus on short-term safety and yield or, conversely, when investors focus more heavily on companies with stronger growth prospects and greater commodity price leverage. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition

Based on Total Net Assets as of 4/30/19

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages, such as a particular product niche, proven technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

Sector Overview

Global commodity prices declined during the 12-month period amid U.S.-China trade tensions, a strong U.S. dollar and lukewarm global economic data, particularly in China (the world’s largest consumer of raw materials). Oil prices were particularly volatile, buffeted by global political instability and production swings, though ended the period roughly where they started as export reductions by the Organization of the Petroleum Exporting Countries offset demand headwinds. Most metals declined, with the notable exceptions of iron ore and

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 29.

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palladium. The overall commodity decline was limited by a rally in 2019 due to optimism about a U.S.-China trade deal, anticipation of an economic recovery in China and signs the U.S. Federal Reserve (Fed) would hold interest rates hikes steady in 2019.

Despite extreme volatility, crude oil prices ended the period at relatively similar levels compared to the start of the period. The U.S. benchmark oil, West Texas Intermediate, dropped slightly, while the international benchmark, Brent crude, increased modestly. Both benchmark oils followed similar trends: prices rallied early in the period due to U.S. sanctions against Iran, plummeting oil output from Venezuela, political turmoil in Libya, declines in U.S. oil stockpiles and healthy global demand growth. After reaching a multi-year high in October, prices declined sharply at the end of 2018 in response to signs of excess supply resulting from increased output by the U.S., Russia and Saudi Arabia. The rise in production was due, in part, to the expected impact of U.S. sanctions on Iran, which were later loosened with the granting of waivers to certain countries. Fears of slowing demand in China and elsewhere also weighed on sentiment. Prices rebounded substantially in 2019 due to supply cuts by the Organization of the Petroleum Exporting Countries and other countries outside the organization, as well as new, unexpected production declines from Venezuela.

U.S. natural gas prices ended the period lower despite continued strong demand as supply growth also remained robust. Prices increased in the first half of the period due to summer heat waves and an extended winter season, which increased demand (for air conditioning and then heating) and set the stage for decreased supplies. Overseas demand for liquefied natural gas increased exports, also helping to absorb excess inventories. In December, these price gains were reversed as investors considered forecasts for above-average temperatures in January and significant increases in U.S. production. The surge in production continued through 2019, leading to further price decreases despite a continued uptrend in demand and below-average gas inventory.

Gold prices declined during the period amid U.S. dollar strength and rising U.S. interest rates, particularly in 2018’s fourth quarter, that drove many investors toward income-producing asset classes. Gold prices partly recovered in the second half of the period due to signals the Fed would hold interest rates steady and challenges on the production side. Silver and platinum prices decreased for similar reasons, while palladium prices rose amid tight global supplies and stronger demand for the metal due to its emissions-control use in gasoline vehicles. Iron ore prices increased significantly,

Portfolio Composition

Based on Total Net Assets as of 4/30/19

particularly after a major Brazilian mine shut down in 2019 due to a nearby tailings dam failure. Prices of copper and other metals declined in response to trade tensions and the weak economic outlook for China, the world’s largest consumer of base metals, as its factory activity slowed.

Manager’s Discussion

The global economic environment was not conducive to positive returns for natural resources equities during the period, as the recovery in early 2019 was not enough to offset losses in 2018.

An overweight in oil and gas equipment and services was the biggest detractor from the Fund’s relative performance. The sector as a whole was hurt by its relatively high operating leverage, as overall customer spending is tied to investor expectations around commodity prices and cash flows. Major detractors included overweighted positions in Superior Energy Services, Oil States International and Halliburton, all companies with significant U.S. onshore exposure where activity slowed in response to budget constraints and the decline in oil prices.

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FRANKLIN NATURAL RESOURCES FUND

Underweighted oil and gas storage and transportation positions detracted from relative performance as well. An underweighting in Enbridge and TransCanada detracted from relative results as share prices rose due to the companies’ perceived stability and lower exposure to a weak commodity environment.

The Fund’s lack of exposure to metal and glass containers along with stock selection and an underweighting in integrated oil and gas, two relatively stable sectors, also hurt relative performance. In the latter sector, relative results were hurt by underweights in well-performing U.S.-based Chevron and Exxon Mobil.

In contrast, an overweight and stock selection in diversified metals and mining contributed to relative results. Top contributors included off-benchmark positions in mining companies BHP Group, Rio Tinto and Anglo American, all of which benefited from iron ore supply disruptions in Brazil related to a major mine-related dam failure and subsequent shut-down of other mines believed to also present safety risks.

An underweighted position in oil and gas refining and marketing also contributed to relative returns, as profit margins compressed due to investor concerns about demand and the general economy.

Cash holdings were another relative contributor.

Top 10 Holdings

4/30/19

Company Sector/Industry	% of Total Net Assets

Schlumberger Ltd.	3.9%
Oil & Gas Equipment & Services

Diamondback Energy Inc.	3.3%
Oil & Gas Exploration & Production

Concho Resources Inc.	3.3%
Oil & Gas Exploration & Production

EOG Resources Inc.	3.0%
Oil & Gas Exploration & Production

Pioneer Natural Resources Co.	2.9%
Oil & Gas Exploration & Production

Occidental Petroleum Corp.	2.8%
Integrated Oil & Gas

Royal Dutch Shell PLC	2.8%
Integrated Oil & Gas

TechnipFMC PLC	2.6%
Oil & Gas Equipment & Services

Chevron Corp.	2.5%
Integrated Oil & Gas

Cabot Oil & Gas Corp.	2.5%
Oil & Gas Exploration & Production

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

Frederick G. Fromm, CFA

Matthew J. Adams, CFA

Stephen M. Land, CFA

Portfolio Management Team

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The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NATURAL RESOURCES FUND

Performance Summary as of April 30, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	-13.69%	-18.44%
5-Year	-36.76%	-9.78%
10-Year	+16.23%	+0.94%

Advisor
1-Year	-13.50%	-13.50%
5-Year	-35.92%	-8.52%
10-Year	+19.51%	+1.80%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/09–4/30/19)

Advisor Class (5/1/09–4/30/19)

See page 16 for Performance Summary footnotes.

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FRANKLIN NATURAL RESOURCES FUND

PERFORMANCE SUMMARY

Distributions (5/1/18–4/30/19)

Share Class	Net Investment Income
A	$0.4894
C	$0.3949
R6	$0.5348
Advisor	$0.5109

Total Annual Operating Expenses[6]
Share Class	With Fee Waiver	Without Fee Waiver
A	1.06%	1.06%
Advisor	0.81%	0.81%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Growth stock prices may fall dramatically if the company fails to meet projections of earnings or revenue; their prices may be more volatile than other securities, particularly over the short term. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The S&P North American Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy and forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NATURAL RESOURCES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$995.60	$5.24	$1,019.54	$5.31	1.06%
C	$1,000	$991.30	$8.94	$1,015.82	$9.05	1.81%
R6	$1,000	$997.90	$3.02	$1,021.77	$3.06	0.61%
Advisor	$1,000	$996.40	$4.01	$1,020.78	$4.06	0.81%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Biotechnology Discovery Fund

	Year Ended April 30,
	2019	2018	2017	2016	2015
Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$146.14	$147.22	$128.19	$182.30	$129.27

Income from investment operations[a]:

Net investment income (loss)[b]	(0.99)	(0.80)	(0.79)	(0.94)	(1.09)

Net realized and unrealized gains (losses)	(1.75)	3.32	25.75	(39.39)	60.79

Total from investment operations	(2.74)	2.52	24.96	(40.33)	59.70

Less distributions from:

Net investment income	—	—	(1.73)	—	—

Net realized gains	(4.55)	(3.60)	(4.20)	(13.78)	(6.67)

Total distributions	(4.55)	(3.60)	(5.93)	(13.78)	(6.67)

Net asset value, end of year	$138.85	$146.14	$147.22	$128.19	$182.30

Total return[c]	(1.60)%	1.69%	20.02%	(23.55)%	46.81%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.02%	1.05%	1.04%	0.99%	1.00%

Expenses net of waiver and payments by affiliates[d]	1.00%	1.03%	1.02%	0.98%	1.00% [e]

Net investment income (loss)	(0.67)%	(0.53)%	(0.58)%	(0.56)%	(0.67)%

Supplemental data

Net assets, end of year (000’s)	$924,611	$1,081,883	$1,176,687	$1,074,903	$1,601,906

Portfolio turnover rate	28.62%	26.95%	34.12%	22.13%	41.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016	2015
Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$141.75	$143.98	$125.99	$180.67	$129.11

Income from investment operations[a]:

Net investment income (loss)[b]	(2.03)	(1.90)	(1.81)	(2.11)	(2.38)

Net realized and unrealized gains (losses)	(1.66)	3.27	25.29	(38.79)	60.61

Total from investment operations	(3.69)	1.37	23.48	(40.90)	58.23

Less distributions from:

Net investment income	—	—	(1.29)	—	—

Net realized gains	(4.55)	(3.60)	(4.20)	(13.78)	(6.67)

Total distributions	(4.55)	(3.60)	(5.49)	(13.78)	(6.67)

Net asset value, end of year	$133.51	$141.75	$143.98	$125.99	$180.67

Total return[c]	(2.33)%	0.93%	19.14%	(24.09)%	45.76%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.77%	1.80%	1.79%	1.71%	1.75%

Expenses net of waiver and payments by affiliates[d]	1.75%	1.78%	1.77%	1.70%	1.75% [e]

Net investment income (loss)	(1.42)%	(1.28)%	(1.33)%	(1.28)%	(1.42)%

Supplemental data

Net assets, end of year (000’s)	$46,508	$58,433	$53,935	$17,562	$23,051

Portfolio turnover rate	28.62%	26.95%	34.12%	22.13%	41.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016	2015
Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$150.65	$151.03	$131.37	$185.75	$131.09

Income from investment operations[a]:

Net investment income (loss)[b]	(0.46)	(0.17)	(0.25)	(0.32)	(0.45)

Net realized and unrealized gains (losses)	(1.81)	3.39	26.41	(40.28)	61.78

Total from investment operations	(2.27)	3.22	26.16	(40.60)	61.33

Less distributions from:

Net investment income	—	—	(2.30)	—	—

Net realized gains	(4.55)	(3.60)	(4.20)	(13.78)	(6.67)

Total distributions	(4.55)	(3.60)	(6.50)	(13.78)	(6.67)

Net asset value, end of year	$143.83	$150.65	$151.03	$131.37	$185.75

Total return	(1.24)%	2.11%	20.50%	(23.24)%	47.40%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.70%	0.65%	0.63%	0.60%	0.60%

Expenses net of waiver and payments by affiliates[c]	0.63%	0.61%	0.61%	0.59%	0.60% [d]

Net investment income (loss)	(0.30)%	(0.11)%	(0.17)%	(0.17)%	(0.27)%

Supplemental data

Net assets, end of year (000’s)	$6,164	$8,307	$8,891	$5,568	$76,436

Portfolio turnover rate	28.62%	26.95%	34.12%	22.13%	41.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016	2015
Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$149.54	$150.20	$130.67	$185.12	$130.86

Income from investment operations[a]:

Net investment income (loss)[b]	(0.63)	(0.45)	(0.46)	(0.55)	(0.70)

Net realized and unrealized gains (losses)	(1.80)	3.39	26.27	(40.12)	61.63

Total from investment operations	(2.43)	2.94	25.81	(40.67)	60.93

Less distributions from:

Net investment income	—	—	(2.08)	—	—

Net realized gains	(4.55)	(3.60)	(4.20)	(13.78)	(6.67)

Total distributions	(4.55)	(3.60)	(6.28)	(13.78)	(6.67)

Net asset value, end of year	$142.56	$149.54	$150.20	$130.67	$185.12

Total return	(1.36)%	1.94%	20.32%	(23.36)%	47.17%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.77%	0.80%	0.79%	0.75%	0.75%

Expenses net of waiver and payments by affiliates[c]	0.75%	0.78%	0.77%	0.74%	0.75% [d]

Net investment income (loss)	(0.42)%	(0.28)%	(0.33)%	(0.32)%	(0.42)%

Supplemental data

Net assets, end of year (000’s)	$153,874	$180,219	$159,894	$93,263	$167,035

Portfolio turnover rate	28.62%	26.95%	34.12%	22.13%	41.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2019

Franklin Biotechnology Discovery Fund

	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 97.4%
Biotechnology 77.7%
[a] Acadia Pharmaceuticals Inc.	United States	294,600	$7,085,130
[a] Acceleron Pharma Inc.	United States	250,900	10,219,157
[a] Aimmune Therapeutics Inc.	United States	155,700	3,135,798
[a] Alder Biopharmaceuticals Inc.	United States	281,700	3,828,303
[a] Alector Inc.	United States	194,300	3,858,798
[a] Alexion Pharmaceuticals Inc.	United States	598,200	81,432,966
[a,b] Allogene Therapeutics Inc., 144A	United States	326,797	9,787,570
[a] Alnylam Pharmaceuticals Inc.	United States	77,200	6,897,048
Amgen Inc.	United States	208,000	37,298,560
[a] Amicus Therapeutics Inc.	United States	803,900	10,724,026
[a] AnaptysBio Inc.	United States	111,900	8,137,368
[a,c] ARCA biopharma Inc., wts., 6/16/22	United States	1,338,619	54
[a] Argenx SE, ADR	Netherlands	138,825	17,779,318
[a] Array BioPharma Inc.	United States	2,639,900	59,688,139
[a] Ascendis Pharma AS, ADR	Denmark	257,700	28,702,626
[a] Audentes Therapeutics Inc.	United States	87,500	3,306,625
[a,d] Aurinia Pharmaceuticals Inc.	Canada	570,300	3,518,751
[a] Biogen Inc.	United States	201,861	46,274,616
[a] Biohaven Pharmaceutical Holding Co. Ltd.	United States	109,600	6,559,560
[a] BioMarin Pharmaceutical Inc.	United States	441,556	37,766,285
[a] Bluebird Bio Inc.	United States	57,800	8,197,774
[a] Cara Therapeutics Inc.	United States	159,600	3,045,168
[a] ChemoCentryx Inc.	United States	528,108	7,007,993
[a,d] CRISPR Therapeutics AG	Switzerland	166,314	6,684,160
[a,c] DelMar Pharmaceuticals Inc., wts., 4/12/22	Canada	291,578	37
[a] Dynavax Technologies Corp.	United States	771,870	5,132,936
[a] Fate Therapeutics Inc.	United States	1,260,546	21,177,173
[a] G1 Therapeutics Inc.	United States	412,426	8,825,916
Gilead Sciences Inc.	United States	624,500	40,617,480
[a] Global Blood Therapeutics Inc.	United States	197,500	10,941,500
[a] GlycoMimetics Inc.	United States	693,700	8,442,329
[a] Gossamer Bio Inc.	United States	242,900	4,119,584
[a] Heron Therapeutics Inc.	United States	1,436,677	31,147,157
[a] Homology Medicines Inc.	United States	138,400	2,978,368
[a] Immunomedics Inc.	United States	348,700	5,586,174
[a,c,e] Intarcia Therapeutics Inc., DD	United States	80,195	642,536
[a] Intercept Pharmaceuticals Inc.	United States	166,700	14,366,206
[a] Ionis Pharmaceuticals Inc.	United States	102,400	7,611,392
[a] Iovance Biotherapeutics Inc.	United States	2,233,600	25,463,040
[a] Kezar Life Sciences Inc.	United States	131,900	2,488,953
[a,d] LogicBio Therapeutics Inc.	United States	280,700	3,820,327
[a] MacroGenics Inc.	United States	180,200	3,021,954
[a] Minerva Neurosciences Inc.	United States	492,400	3,628,988
[a] Mirati Therapeutics Inc.	United States	162,151	9,646,363
[a,c,e] Molecular Templates Inc., wts., 2/28/20	United States	39,954	17
[a] MorphoSys AG, ADR	Germany	275,700	6,798,762
[a] Neurocrine Biosciences Inc.	United States	292,600	21,137,424
[a] Pfenex Inc.	United States	870,884	5,042,418
[a] Portola Pharmaceuticals Inc.	United States	374,900	13,233,970
[a,c,e] Precision Biosciences Inc., 144A	United States	425,322	4,965,280
[a] Principia Biopharma Inc.	United States	92,600	2,769,666
[a] PTC Therapeutics Inc.	United States	586,300	21,939,346

22	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Biotechnology (continued)
[a] Regeneron Pharmaceuticals Inc.	United States	125,009	$42,895,588
[a] REGENXBIO Inc.	United States	214,076	10,789,430
[a] Rocket Pharmaceuticals Inc.	United States	178,571	3,314,278
[a,d] Rubius Therapeutics Inc.	United States	174,200	3,046,758
[a] Sage Therapeutics Inc.	United States	144,470	24,304,188
[a] Sarepta Therapeutics Inc.	United States	140,100	16,383,294
[a] uniQure NV	Netherlands	206,000	11,575,140
[a] Vertex Pharmaceuticals Inc.	United States	355,600	60,089,288
[a] Xencor Inc.	United States	178,132	5,470,434
[a] Zymeworks Inc.	Canada	251,920	4,801,595

			879,151,082

Life Sciences Tools & Services 5.1%
[a] Illumina Inc.	United States	183,900	57,376,800

Pharmaceuticals 14.6%
[a] Aclaris Therapeutics Inc.	United States	995,662	6,272,670
[a,b] BioPharmX Corp., 144A	United States	77,829	101,178
[a,c] BioPharmX Corp., wts., 3/29/21	United States	108,000	993
[a,c] BioPharmX Corp., wts., 11/22/23	United States	1,679,900	47,686
[a] Collegium Pharmaceutical Inc.	United States	403,450	5,620,058
[a] Cymabay Therapeutics Inc.	United States	438,356	5,615,340
[a] Dermira Inc.	United States	538,268	5,969,392
[a] Foamix Pharmaceuticals Ltd.	Israel	750,900	2,440,425
[a] GW Pharmaceuticals PLC, ADR	United Kingdom	260,500	44,105,255
[a] Intra-Cellular Therapies Inc.	United States	236,000	3,108,120
[a] Iterum Therapeutics PLC	United States	144,737	1,172,370
[a] Jazz Pharmaceuticals PLC	United States	188,500	24,461,645
[a] Marinus Pharmaceuticals Inc.	United States	942,053	4,653,742
[a] Neos Therapeutics Inc.	United States	489,765	1,180,334
[a,d] Odonate Therapeutics Inc.	United States	404,482	7,952,116
[a,d] Optinose Inc.	United States	230,300	2,293,788
[a] Reata Pharmaceuticals Inc.	United States	242,600	19,034,396
[a] Revance Therapeutics Inc.	United States	647,300	8,570,252
[a,d] TherapeuticsMD Inc.	United States	2,847,040	12,242,272
[a] Zogenix Inc.	United States	275,215	10,730,633

			165,572,665

Total Common Stocks and Other Equity Interests (Cost $686,651,080)			1,102,100,547

Preferred Stocks (Cost $2,821,056) 0.2%
Biotechnology 0.2%
[a,c,e] Metacrine Inc., pfd., C	United States	1,330,687	1,953,313

Escrows and Litigation Trusts (Cost $2,241,691) 0.1%
[a,c] True North Therapeutics Inc., Escrow Account	United States	759,880	997,867

Total Investments before Short Term Investments (Cost $691,713,827)			1,105,051,727

franklintempleton.com	Annual Report	23

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

	Country	Shares	Value
Short Term Investments 4.9%

Money Market Funds (Cost $27,393,876) 2.4%
[f,g] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	27,393,876	$27,393,876

[h] Investments from Cash Collateral Received for Loaned Securities (Cost $27,827,675) 2.5%
Money Market Funds 2.5%
[f,g] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	27,827,675	27,827,675

Total Investments (Cost $746,935,378) 102.6%			1,160,273,278
Other Assets, less Liabilities (2.6)%			(29,115,908)

Net Assets 100.0%			$1,131,157,370

See Abbreviations on page 47.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $9,888,748, representing 0.9% of net assets.

cFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

dA portion or all of the security is on loan at April 30, 2019. See Note 1(c).

eSee Note 8 regarding restricted securities.

fSee Note 3(f) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

hSee Note 1(c) regarding securities on loan.

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Natural Resources Fund

	Year Ended April 30,
	2019	2018		2017		2016	2015
Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.96	$25.11		$25.02		$31.46	$39.79

Income from investment operations[a]:

Net investment income[b]	0.31	0.39	[c]	0.20		0.29	0.23

Net realized and unrealized gains (losses)	(4.20)	2.77		0.17		(6.55)	(8.27)

Total from investment operations	(3.89)	3.16		0.37		(6.26)	(8.04)

Less distributions from:

Net investment income	(0.49)	(0.31)		(0.28)		(0.18)	(0.29)

Net asset value, end of year	$23.58	$27.96		$25.11		$25.02	$31.46

Total return[d]	(13.69)%	12.74%		1.37%		(19.80)%	(20.07)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.03%	1.13%		1.06%		1.14%	1.08%

Expenses net of waiver and payments by affiliates	1.03% [e,f]	1.13%	[e,f]	1.05%	[e]	1.13%	1.08% [e,f]

Net investment income	1.21%	1.56%	[c]	0.79%		1.22%	0.67%

Supplemental data

Net assets, end of year (000’s)	$247,362	$344,695		$398,703		$461,596	$572,518

Portfolio turnover rate	29.83%	29.98%		29.74%		35.77%	30.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.91%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,
	2019	2018		2017		2016	2015
Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.17	$24.28		$24.25		$30.46	$38.39

Income from investment operations[a]:

Net investment income (loss)[b]	0.11	0.20	[c]	0.01		0.11	(0.01)

Net realized and unrealized gains (losses)	(4.07)	2.69		0.15		(6.31)	(7.91)

Total from investment operations	(3.96)	2.89		0.16		(6.20)	(7.92)

Less distributions from:

Net investment income	(0.39)	—		(0.13)		(0.01)	(0.01)

Net asset value, end of year	$22.82	$27.17		$24.28		$24.25	$30.46

Total return[d]	(14.37)%	11.90%		0.63%		(20.37)%	(20.63)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.78%	1.88%		1.81%		1.87%	1.78%

Expenses net of waiver and payments by affiliates	1.78% [e,f]	1.88%	[e,f]	1.80%	[e]	1.86%	1.78% [e,f]

Net investment income (loss)	0.46%	0.81%	[c]	0.04%		0.49%	(0.03)%

Supplemental data

Net assets, end of year (000’s)	$49,620	$83,814		$96,835		$107,724	$123,735

Portfolio turnover rate	29.83%	29.98%		29.74%		35.77%	30.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.16%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,
	2019	2018		2017		2016	2015
Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$29.79	$26.87		$26.73		$33.62	$42.58

Income from investment operations[a]:

Net investment income[b]	0.45	0.57	[c]	0.47		0.51	0.46

Net realized and unrealized gains (losses)	(4.49)	2.95		0.04		(7.06)	(8.92)

Total from investment operations	(4.04)	3.52		0.51		(6.55)	(8.46)

Less distributions from:

Net investment income	(0.53)	(0.60)		(0.37)		(0.34)	(0.50)

Net asset value, end of year	$25.22	$29.79		$26.87		$26.73	$33.62

Total return	(13.31)%	13.37%		1.89%		(19.31)%	(19.61)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.62%	0.64%		0.83%		0.60%	0.55%

Expenses net of waiver and payments by affiliates	0.59% [d]	0.57%	[d]	0.54%	[d]	0.55%	0.54% [d]

Net investment income	1.65%	2.12%	[c]	1.30%		1.80%	1.21%

Supplemental data

Net assets, end of year (000’s)	$15,627	$15,866		$218		$15	$439

Portfolio turnover rate	29.83%	29.98%		29.74%		35.77%	30.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.47%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,
	2019	2018		2017		2016	2015
Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$29.80	$26.81		$26.71		$33.63	$42.52

Income from investment operations[a]:

Net investment income[b]	0.40	0.49	[c]	0.29		0.36	0.35

Net realized and unrealized gains (losses)	(4.49)	2.95		0.17		(7.00)	(8.85)

Total from investment operations	(4.09)	3.44		0.46		(6.64)	(8.50)

Less distributions from:

Net investment income	(0.51)	(0.45)		(0.36)		(0.28)	(0.39)

Net asset value, end of year	$25.20	$29.80		$26.81		$26.71	$33.63

Total return	(13.50)%	13.04%		1.64%		(19.60)%	(19.81)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.78%	0.88%		0.81%		0.87%	0.78%

Expenses net of waiver and payments by affiliates	0.78% [d,e]	0.88%	[d,e]	0.80%	[d]	0.86%	0.78% [d,e]

Net investment income	1.46%	1.81%	[c]	1.04%		1.49%	0.97%

Supplemental data

Net assets, end of year (000’s)	$62,639	$78,443		$94,070		$90,185	$79,307

Portfolio turnover rate	29.83%	29.98%		29.74%		35.77%	30.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2019

Franklin Natural Resources Fund

	Country	Shares	Value
Common Stocks 98.9%
Aluminum 0.4%
[a] Alcoa Corp.	United States	53,400	$1,424,712

Commodity Chemicals 0.2%
Dow Inc.	United States	16,000	907,680

Construction Materials 0.5%
[a] Cemex SAB de CV, CPO, ADR	Mexico	367,000	1,688,200

Copper 5.3%
Antofagasta PLC	United Kingdom	455,800	5,397,024
First Quantum Minerals Ltd.	Zambia	248,400	2,624,205
Freeport-McMoRan Inc.	United States	429,200	5,283,452
[a] Imperial Metals Corp.	Canada	364,500	685,785
Lundin Mining Corp.	Chile	589,900	3,166,627
Sandfire Resources NL	Australia	584,367	2,901,359

			20,058,452

Diversified Chemicals 0.8%
BASF SE	Germany	35,600	2,894,708

Diversified Metals & Mining 9.0%
Anglo American PLC	United Kingdom	139,000	3,591,544
BHP Group PLC, ADR	United Kingdom	153,200	7,220,316
Glencore PLC	Switzerland	1,850,500	7,344,405
Hudbay Minerals Inc.	Canada	216,600	1,442,491
[a,b] Nautilus Minerals Inc.	Canada	3,895,831	65,601
Nexa Resources SA	Peru	165,200	1,955,968
Rio Tinto PLC, ADR	Australia	85,700	5,047,730
South32 Ltd.	Australia	981,400	2,311,722
Teck Resources Ltd., B	Canada	202,300	4,784,395

			33,764,172

Fertilizers & Agricultural Chemicals 0.7%
Nutrien Ltd.	Canada	48,900	2,649,402

Gold 4.5%
Agnico Eagle Mines Ltd.	Canada	66,300	2,746,248
Alamos Gold Inc., A	Canada	537,400	2,495,616
[a] B2Gold Corp.	Canada	962,100	2,614,636
Barrick Gold Corp.	Canada	248,091	3,155,717
[a] Guyana Goldfields Inc.	Canada	1,303,900	905,351
Newcrest Mining Ltd.	Australia	119,800	2,113,069
Newmont Goldcorp Corp.	United States	58,515	1,817,476
OceanaGold Corp.	Australia	402,310	1,129,375

			16,977,488

Integrated Oil & Gas 12.7%
Chevron Corp.	United States	77,900	9,352,674
Exxon Mobil Corp.	United States	71,000	5,699,880
Occidental Petroleum Corp.	United States	176,500	10,392,320
Royal Dutch Shell PLC, A, ADR	United Kingdom	163,521	10,388,489
Suncor Energy Inc.	Canada	247,400	8,160,469
Total SA, B, ADR	France	66,110	3,680,344

			47,674,176

franklintempleton.com	Annual Report	29

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Natural Resources Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Drilling 2.0%
Ensco Rowan PLC, A	United States	81,881	$1,143,878
Patterson-UTI Energy Inc.	United States	324,500	4,409,955
[a] Pioneer Energy Services Corp.	United States	1,015,946	1,767,746

			7,321,579

Oil & Gas Equipment & Services 18.0%
Baker Hughes a GE Co., A	United States	242,700	5,829,654
[a] C&J Energy Services Inc.	United States	72,300	1,015,815
[a] Cactus Inc.	United States	40,700	1,477,410
[a] Dril-Quip Inc.	United States	40,400	1,759,824
Halliburton Co.	United States	312,335	8,848,451
Hunting PLC	United Kingdom	137,400	1,055,349
Liberty Oilfield Services Inc., A	United States	129,600	1,932,336
Mammoth Energy Services Inc.	United States	77,943	1,215,131
[a] Nine Energy Service Inc.	United States	79,650	1,603,355
[a] Oceaneering International Inc.	United States	127,400	2,446,080
[a] Oil States International Inc.	United States	209,366	4,044,951
[a] ProPetro Holding Corp.	United States	73,600	1,628,768
[a] Ranger Energy Services Inc.	United States	163,422	1,197,066
RPC Inc.	United States	137,800	1,417,962
Schlumberger Ltd.	United States	347,347	14,824,770
Schoeller-Bleckmann Oilfield Equipment AG	Austria	20,700	1,936,481
[a] Select Energy Services Inc.	United States	222,200	2,559,744
[a] Superior Energy Services Inc.	United States	722,700	2,594,493
TechnipFMC PLC	United Kingdom	405,700	9,976,163
[a] Weatherford International PLC	United States	511,300	282,902

			67,646,705

Oil & Gas Exploration & Production 31.3%
Anadarko Petroleum Corp.	United States	117,100	8,530,735
Cabot Oil & Gas Corp., A	United States	359,200	9,299,688
[a] Cairn Energy PLC	United Kingdom	1,679,700	3,749,987
[a] Callon Petroleum Co.	United States	841,100	6,316,661
Canadian Natural Resources Ltd.	Canada	253,500	7,612,192
Concho Resources Inc.	United States	106,200	12,253,356
ConocoPhillips	United States	94,800	5,983,776
Diamondback Energy Inc.	United States	116,000	12,341,240
EOG Resources Inc.	United States	115,700	11,112,985
EQT Corp.	United States	230,700	4,717,815
Hess Corp.	United States	112,200	7,194,264
[a] Jagged Peak Energy Inc.	United States	557,216	5,889,773
Noble Energy Inc.	United States	327,600	8,864,856
Pioneer Natural Resources Co.	United States	66,600	11,086,236
[a] Ring Energy Inc.	United States	497,800	2,578,604

			117,532,168

Oil & Gas Refining & Marketing 3.4%
HollyFrontier Corp.	United States	31,500	1,503,495
Marathon Petroleum Corp.	United States	82,500	5,021,775
Phillips 66	United States	42,800	4,034,756
Valero Energy Corp.	United States	22,900	2,076,114

			12,636,140

30	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Natural Resources Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Storage & Transportation 7.1%
Enbridge Inc.	Canada	77,647	$2,868,280
Kinder Morgan Inc.	United States	191,400	3,803,118
ONEOK Inc.	United States	64,200	4,361,106
Targa Resources Corp.	United States	167,100	6,709,065
TransCanada Corp.	Canada	67,800	3,238,128
The Williams Cos. Inc.	United States	195,700	5,544,181

			26,523,878

Paper Packaging 0.6%
Packaging Corp. of America	United States	24,100	2,389,756

Pharmaceuticals 0.2%
[a] Elanco Animal Health Inc.	United States	17,600	554,400

Specialty Chemicals 1.7%
Albemarle Corp.	United States	44,700	3,355,182
DowDuPont Inc.	United States	48,000	1,845,600
Umicore SA	Belgium	32,200	1,246,097

			6,446,879

Trading Companies & Distributors 0.5%
[a] Univar Inc.	United States	82,900	1,851,157

Total Common Stocks (Cost $330,432,245)			370,941,652

Short Term Investments (Cost $788,220) 0.2%

Money Market Funds 0.2%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	788,220	788,220

Total Investments (Cost $331,220,465) 99.1%			371,729,872
Other Assets, less Liabilities 0.9%			3,518,636

Net Assets 100.0%			$375,248,508

See Abbreviations on page 47.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	31

FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities

April 30, 2019

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$691,713,827	$330,432,245
Cost - Non-controlled affiliates (Note 3f)	55,221,551	788,220

Value - Unaffiliated issuers+	$1,105,051,727	$370,941,652
Value - Non-controlled affiliates (Note 3f)	55,221,551	788,220
Cash	—	32,194
Receivables:
Investment securities sold **	151,328	3,411,099
Capital shares sold	994,449	234,654
Dividends and interest	35,825	827,709
Other assets	1,066	343

Total assets	1,161,455,946	376,235,871

Liabilities:
Payables:
Capital shares redeemed	1,293,533	527,744
Management fees	559,398	163,115
Distribution fees	236,888	94,663
Transfer agent fees	260,829	121,466
Payable upon return of securities loaned	27,827,675	—
Accrued expenses and other liabilities	120,253	80,375

Total liabilities	30,298,576	987,363

Net assets, at value	$1,131,157,370	$375,248,508

Net assets consist of:
Paid-in capital	$665,468,509	$489,848,499
Total distributable earnings (loss)	465,688,861	(114,599,991)

Net assets, at value	$1,131,157,370	$375,248,508

+Includes securities loaned	$26,306,665	$—
**Includes securities loaned	$151,328	$—

32	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2019

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Class A:
Net assets, at value	$924,611,188	$247,362,445

Shares outstanding	6,659,165	10,491,818

Net asset value per share[a]	$138.85	$23.58

Maximum offering price per share (net asset value per share ÷ 94.50%)	$146.93	$24.95

Class C:
Net assets, at value	$ 46,507,938	$ 49,619,977

Shares outstanding	348,357	2,174,155

Net asset value and maximum offering price per share[a]	$133.51	$22.82

Class R6:
Net assets, at value	$ 6,164,398	$ 15,626,986

Shares outstanding	42,860	619,736

Net asset value and maximum offering price per share	$143.83	$25.22

Advisor Class:
Net assets, at value	$153,873,846	$ 62,639,100

Shares outstanding	1,079,360	2,485,694

Net asset value and maximum offering price per share	$142.56	$25.20

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations

for the year ended April 30, 2019

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 2,817,526	$ 9,643,674
Non-controlled affiliates (Note 3f)	625,895	98,998
Interest:
Unaffiliated issuers	5,958	—
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	398,001	45,857
Non-controlled affiliates (Note 3f)	402,641	50,493

Total investment income	4,250,021	9,839,022

Expenses:
Management fees (Note 3a)	7,552,466	2,226,164
Distribution fees: (Note 3c)
Class A	2,596,536	720,496
Class C	551,321	644,452
Transfer agent fees: (Note 3e)
Class A	1,539,586	638,911
Class C	82,016	143,206
Class R6	5,697	9,376
Advisor Class	267,073	154,590
Custodian fees (Note 4)	22,568	10,985
Reports to shareholders	141,605	89,468
Registration and filing fees	88,834	89,453
Professional fees	59,398	50,029
Trustees’ fees and expenses	19,398	6,740
Other	34,305	24,945

Total expenses	12,960,803	4,808,815
Expense reductions (Note 4)	(973)	(504)
Expenses waived/paid by affiliates (Note 3f and 3g)	(224,405)	(37,935)

Net expenses	12,735,425	4,770,376

Net investment income (loss)	(8,485,404)	5,068,646

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	59,100,885	3,219,999
Foreign currency transactions	—	(432)

Net realized gain (loss)	59,100,885	3,219,567

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(69,695,618)	(76,621,703)
Translation of other assets and liabilities denominated in foreign currencies	—	7,499

Net change in unrealized appreciation (depreciation)	(69,695,618)	(76,614,204)

Net realized and unrealized gain (loss)	(10,594,733)	(73,394,637)

Net increase (decrease) in net assets resulting from operations	$(19,080,137)	$(68,325,991)

*Foreign taxes withheld on dividends	$ —	$ 379,718

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund

	Year Ended April 30,		Year Ended April 30,

	2019	2018	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(8,485,404)	$(7,400,442)	$5,068,646	$7,807,287
Net realized gain (loss)	59,100,885	54,362,893	3,219,567	(12,640,009)
Net change in unrealized appreciation (depreciation)	(69,695,618)	(22,596,221)	(76,614,204)	63,514,023

Net increase (decrease) in net assets resulting from operations	(19,080,137)	24,366,230	(68,325,991)	58,681,301

Distributions to shareholders: (Note 1e)
Class A	(31,140,117)	(27,114,653)	(5,445,964)	(4,171,579)
Class C	(1,654,793)	(1,417,301)	(929,534)	—
Class R6	(198,908)	(199,407)	(313,292)	(26,407)
Advisor Class	(5,381,467)	(4,208,617)	(1,289,908)	(1,426,444)

Total distributions to shareholders	(38,375,285)	(32,939,978)	(7,978,698)	(5,624,430)

Capital share transactions: (Note 2)
Class A	(112,026,697)	(88,622,240)	(46,670,690)	(89,055,299)
Class C	(9,069,507)	5,540,101	(22,834,504)	(22,010,700)
Class R6	(1,820,119)	(555,474)	2,159,944	14,973,208
Advisor Class	(17,313,109)	21,646,333	(3,919,165)	(23,972,393)

Total capital share transactions	(140,229,432)	(61,991,280)	(71,264,415)	(120,065,184)

Net increase (decrease) in net assets	(197,684,854)	(70,565,028)	(147,569,104)	(67,008,313)
Net assets:
Beginning of year	1,328,842,224	1,399,407,252	522,817,612	589,825,925

End of year (Note 1e)	$1,131,157,370	$1,328,842,224	$375,248,508	$522,817,612

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer four classes of shares: Class A, Class C, Class R6, and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a.   Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter(OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At April 30, 2019, the Franklin Natural Resources Fund had no securities on loan.

d.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2019, each Fund has determined that no tax liability is required in its financial

franklintempleton.com	Annual Report	37

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Significant Accounting

Policies (continued)

d.  Income and Deferred Taxes (continued)

statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

38	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

For the year ended April 30, 2018, distributions to shareholders were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Distributions from net investment income:
Class A	$ —	$(4,171,579)
Class R6	—	(26,407)
Advisor Class	—	(1,426,444)
Distributions from net realized gains:
Class A	(27,114,653)	—
Class C	(1,417,301)	—
Class R6	(199,407)	—
Advisor Class	(4,208,617)	—

For the year ended April 30, 2018, undistributed net investment income(loss) included in net assets were as follows:

Fund	Undistributed net investment income (loss)
Franklin Biotechnology Discovery Fund	$(8,318,907)
Franklin Natural Resources Fund	$4,345,619

2. Shares of Beneficial Interest

At April 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended April 30, 2019
Shares sold[a]	721,089	$106,972,540	1,281,103	$32,532,375
Shares issued in reinvestment of distributions	232,391	29,692,637	256,254	5,342,901
Shares redeemed	(1,697,525)	(248,691,874)	(3,371,926)	(84,545,966)

Net increase (decrease)	(744,045)	$(112,026,697)	(1,834,569)	$(46,670,690)

Year ended April 30, 2018
Shares sold	1,057,237	$160,996,348	1,583,808	$40,230,459
Shares issued in reinvestment of distributions	175,206	25,819,984	164,031	4,090,940
Shares redeemed	(1,821,677)	(275,438,572)	(5,298,641)	(133,376,698)

Net increase (decrease)	(589,234)	$(88,622,240)	(3,550,802)	$(89,055,299)

Class C Shares:
Year ended April 30, 2019
Shares sold	72,561	$10,442,091	324,962	$7,969,298
Shares issued in reinvestment of distributions	13,364	1,646,340	45,232	915,493
Shares redeemed[a]	(149,801)	(21,157,938)	(1,280,715)	(31,719,295)

Net increase (decrease)	(63,876)	$(9,069,507)	(910,521)	$(22,834,504)

Year ended April 30, 2018
Shares sold	142,042	$21,098,664	388,443	$9,522,328
Shares issued in reinvestment of distributions	9,827	1,408,701	—	—
Shares redeemed	(114,253)	(16,967,264)	(1,292,254)	(31,533,028)

Net increase (decrease)	37,616	$5,540,101	(903,811)	$(22,010,700)

franklintempleton.com	Annual Report	39

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
	Shares	Amount	Shares	Amount
Class R6 Shares:
Year ended April 30, 2019
Shares sold	14,632	$2,320,850	331,245	$8,552,092
Shares issued in reinvestment of distributions	1,505	198,908	14,066	313,109
Shares redeemed	(28,420)	(4,339,877)	(258,140)	(6,705,257)

Net increase (decrease)	(12,283)	$(1,820,119)	87,171	$2,159,944

Year ended April 30, 2018
Shares sold	18,257	$2,841,320	544,711	$15,552,699
Shares issued in reinvestment of distributions	1,314	199,406	995	26,408
Shares redeemed	(23,294)	(3,596,200)	(21,257)	(605,899)

Net increase (decrease)	(3,723)	$(555,474)	524,449	$14,973,208

Advisor Class Shares:
Year ended April 30, 2019
Shares sold	338,870	$52,338,943	757,766	$19,842,560
Shares issued in reinvestment of distributions	36,842	4,828,793	57,021	1,269,854
Shares redeemed	(501,477)	(74,480,845)	(961,445)	(25,031,579)

Net increase (decrease)	(125,765)	$(17,313,109)	(146,658)	$(3,919,165)

Year ended April 30, 2018
Shares sold	444,625	$68,532,853	1,055,556	$28,419,344
Shares issued in reinvestment of distributions	24,690	3,720,072	52,254	1,387,336
Shares redeemed	(328,722)	(50,606,592)	(1,984,254)	(53,779,073)

Net increase (decrease)	140,593	$21,646,333	(876,444)	$(23,972,393)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

40	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

a. Management Fees

Franklin Biotechnology Discovery Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $100 million
0.650%	Over $100 million, up to and including $200 million
0.635%	Over $200 million, up to and including $250 million
0.585%	Over $250 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $7.5 billion
0.515%	Over $7.5 billion, up to and including $10 billion
0.505%	Over $10 billion, up to and including $12.5 billion
0.495%	Over $12.5 billion, up to and including $15 billion
0.475%	in excess of $15 billion

Franklin Natural Resources Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended April 30, 2019, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
0.589%	0.507%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors

franklintempleton.com	Annual Report	41

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Reimbursement Plans:
Class A	0.35%	0.35%
Class C	1.00%	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$184,267	$36,839
CDSC retained	$ 52,257	$ 3,183

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Funds’ Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Transfer agent fees	$736,649	$398,953

42	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2019, investments in affiliated management investment companies were as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Franklin Biotechnology Discovery Fund Non-Controlled Affiliates
						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	48,671,129	304,094,093	(325,371,346)	27,393,876	$27,393,876	$ 625,895	$ —	$ —

						Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	31,355,415	223,576,934	(227,104,674)	27,827,675	27,827,675	402,641	—	—

Total Affiliated Securities					$55,221,551	$ 1,028,536	$ —	$ —

Franklin Natural Resources Fund Non-Controlled Affiliates
						Dividends
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	11,815,239	85,287,366	(96,314,385)	788,220	$788,220	$ 98,998	$ —	$ —

						Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	5,473,225	59,545,277	(65,018,502)	—	—	50,493	—	—

Total Affiliated Securities					$788,220	$ 149,491	$ —	$ —

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until August 31, 2019.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

At April 30, 2019, the capital loss carryforwards were as follows:

Franklin Natural Resources Fund
Capital loss carryforwards not subject to expiration:
Short term	$ 10,086,801
Long term	135,396,222
Total capital loss carryforwards	$145,483,023

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At April 30, 2019, Franklin Biotechnology Discovery Fund deferred late-year ordinary losses of $2,803,664.

The tax character of distributions paid during the years ended April 30, 2019 and 2018, was as follows:

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
	2019	2018	2019	2018
Distributions paid from:
Ordinary income	$19,760,629	$9,966,331	$7,978,698	$5,624,430
Long term capital gain	18,614,656	22,973,647	—	—
	$38,375,285	$32,939,978	$7,978,698	$5,624,430

At April 30, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Cost of investments	$749,005,156	$344,971,645

Unrealized appreciation	$469,365,854	$ 82,049,236
Unrealized depreciation	(58,097,732)	(55,291,009)

Net unrealized appreciation (depreciation)	$411,268,122	$ 26,758,227

Distributable earnings:
Undistributed ordinary income	$ —	$ 4,122,622
Undistributed long term capital gains	55,405,644	—

Total distributable earnings	$ 55,405,644	$ 4,122,622

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

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NOTES TO FINANCIAL STATEMENTS

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2019, were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Purchases	$355,829,444	$128,911,999
Sales	$521,623,188	$195,822,705

At April 30, 2019, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Franklin Biotechnology Discovery Fund
Securities lending transactions[a]:
Equity Investments[b]	$27,827,675

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value
Franklin Biotechnology Discovery Fund
80,195	Intarcia Therapeutics Inc., DD	3/26/14	$2,597,516	$642,536
1,330,687	Metacrine Inc., pfd., C	6/04/18	2,821,056	1,953,313
39,954	Molecular Templates Inc., wts., 2/28/20	2/12/15	—	17
425,322	Precision Biosciences Inc., 144A	5/25/18 - 3/01/19	4,758,467	4,965,280
	Total Restricted Securities (Value is 0.7% of Net Assets)		$10,177,039	$7,561,146

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

9.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended April 30, 2019, the Funds did not use the Global Credit Facility.

10.  Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of April 30, 2019, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Biotechnology	$873,543,158	$—	$7,561,237	$881,104,395
Pharmaceuticals	165,523,986	—	48,679	165,572,665
All Other Equity Investments	57,376,800	—	—	57,376,800
Escrows and Litigation Trusts	—	—	997,867	997,867
Short Term Investments	55,221,551	—	—	55,221,551
Total Investments in Securities	$1,151,665,495	$—	$8,607,783	$1,160,273,278

Franklin Natural Resources Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Diversified Metals & Mining	$33,698,571	$—	$65,601	$33,764,172
All Other Equity Investments	337,177,480	—	—	337,177,480
Short Term Investments	788,220	—	—	788,220
Total Investments in Securities	$371,664,271	$—	$65,601	$371,729,872

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NOTES TO FINANCIAL STATEMENTS

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
CPO	Certificate of Ordinary Participation (usually Mexico)

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FRANKLIN STRATEGIC SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund (the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April, 30 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2019 and each of the financial highlights for each of the five years in the period ended April, 30 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $18,614,656 as long term capital gain dividends for the fiscal year ended April 30, 2019.

Under Section 871(k)(2)(C) of the Internal Revenue Code, Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $19,760,629 as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended April 30, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2019:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
14.26%	52.84%

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended April 30, 2019:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
$2,817,526	$9,076,798

Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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FRANKLIN STRATEGIC SERIES

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present);member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since March 2019	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and, Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 28 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of nine of the investment companies in Franklin Templeton (since December 2018).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co- Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and effective May 21, 2019, designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN STRATEGIC SERIES

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

(each a Fund)

At an in-person meeting held on April 16, 2019 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees,

determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third- party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for each Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital

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SHAREHOLDER INFORMATION

investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2019. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Biotechnology Discovery Fund - The Performance Universe for this Fund included the Fund and all retail and institutional health/biotechnology funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median and in the fifth (worst) or fourth quintile of its Performance Universe. The Board discussed this performance with management and management explained that the Fund focuses on biotechnology, while the Performance Universe is comprised of mostly general healthcare funds. The Board noted management’s explanation that the Fund underperformed its biotechnology-only peers due to individual stock selection. The Board further noted a number of changes implemented/being implemented by management to address the Fund’s below median annualized total return, in particular, changes to the Fund’s portfolio management team and portfolio construction. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and these changes monitored.

Franklin Natural Resources Fund - The Performance Universe for this Fund included the Fund and all retail and institutional global natural resources funds. The Board noted that the Fund’s annualized total return for the one- and five-year periods was below the median of its Performance Universe, but for the three- and 10-year periods was above the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund’s relative performance over the past five years was negatively impacted by its overweight position in the weak-performing energy sector as compared to its peers. Management further explained that several funds in the Performance Universe had no exposure to the energy sector and the average weighting to the energy sector for the Performance Universe was 50% as compared to 60-80% for most diversified natural resources funds. The Board further noted management’s explanation that management has sought to focus more heavily on company-specific risk factors such as size and operating leverage and to continue to diversify Fund exposure by adding several non-energy positions. The Board concluded that the Fund’s performance was acceptable, noting the Fund’s longer term performance.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Franklin Biotechnology Discovery Fund included the Fund and eight other health/biotechnology

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FRANKLIN STRATEGIC SERIES

SHAREHOLDER INFORMATION

funds. The Expense Group for the Franklin Natural Resources Fund included the Fund and nine other global natural resources funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians and in the first quintile (least expensive) of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Franklin Biotechnology Discovery Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

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SHAREHOLDER INFORMATION

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter

Franklin Strategic Series

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	FSS2 A 06/19

FRANKLIN TEMPLETON

Annual Report and Shareholder Letter

April 30, 2019

Franklin Flexible Alpha Bond Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended April 30, 2019, the U.S. economy grew, while annual inflation decreased, prompting the U.S. Federal Reserve (Fed) to raise its target range for the federal funds rate 0.25% at its June, September and December 2018 meetings. The 10-year Treasury yield, which moves inversely to price, decreased by period-end but rose to multi-year highs in 2018 amid a healthy U.S. economy and investor concerns about inflation, Fed actions and potentially decreased monetary stimulus by major central banks. However, the yield declined at times during the period and overall due to worries about slower global economic growth and political uncertainties, including turmoil in Italy and U.S.-China trade tensions. The U.S. dollar rose against its major trading partners during the period. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, had slight losses in U.S. dollar terms.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

CFA® is a trademark owned by CFA Institute.

In addition, Franklin Flexible Alpha Bond Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

Contents

Annual Report

Franklin Flexible Alpha Bond Fund	3

Performance Summary	7

Your Fund’s Expenses	10

Financial Highlights and Statement of Investments	11

Financial Statements	37

Notes to Financial Statements	42

Report of Independent Registered Public Accounting Firm	57

Tax Information	58

Board Members and Officers	59

Shareholder Information	63

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Franklin Flexible Alpha Bond Fund

This annual report for Franklin Flexible Alpha Bond Fund covers the fiscal year ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide total return through a combination of current income and capital appreciation by investing at least 80% of its net assets in bonds and investments that provide exposure to bonds, including debt obligations of any credit quality, maturity or duration, all varieties of fixed income, variable rate and floating-rate debt securities and investments, money market instruments and derivatives. The Fund aims to provide attractive risk-adjusted total returns over a full market cycle. A full market cycle is a period of time that spans a full business and economic cycle, which may include periods of rising and declining interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Performance Overview

For the 12 months under review, the Fund’s Class A shares posted a +2.18% cumulative total return. In comparison, the LIBOR USD 3-Month Rate Index posted a +2.53% total return.1 The index tracks the interest rate at which banks offer to lend to one another in the wholesale money markets in London and is used to set the cost of various variable-rate loans. You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Sector Exposure*

4/30/19

% of Total Net Assets

Collateralized Loan Obligations	32.0%
Residential Mortgage-Backed Securities	24.8%
International Bonds	8.8%
Floating-Rate Loans	7.7%
Investment-Grade Corporates	4.2%
Commercial Mortgage-Backed Securities	4.1%
Covered Bonds	3.2%
Treasury Inflation-Protected Securities	3.0%
Municipal Bonds	2.9%
High-Yield Corporates Securities	2.3%
Other	0.3%
Interest-Rate Derivatives	-21.4%
Cash & Cash Equivalents	17.7%

*Sector Exposure is intended to estimate the portfolio’s exposure to various sectors, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. Interest-Rate Derivatives sector consists of Treasury, interest rate and other derivatives that are primarily used for duration management; a negative number indicates that the Fund is seeking to hedge interest-rate risk.

Economic and Market Overview

The U.S. economy grew during the 12-month period. The economy expanded at a faster rate in 2019’s first quarter after moderating in the previous two quarters. Growth in consumer spending, inventory investment, exports, state and local government spending and business investment was partly offset by declines in housing investment and federal government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.9% in April 2018 to 3.6% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.5% in April 2018 to 2.0% at period-end.2

1. Source: Bloomberg LP.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Dividend Distributions*

5/1/18–4/30/19

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
May	1.2601	1.1178	1.4491	1.8198	1.9819
June	1.3402	1.2697	1.1372	1.4877	1.3418
July	1.5761	1.4688	1.5959	2.2257	1.9702
August	1.7712	1.4283	1.5541	2.1787	1.9776
September	1.3435	1.0819	1.1739	1.6741	1.5259
October	2.4119	2.3123	2.3735	2.1809	2.8921
November	1.6017	1.5295	1.5735	2.0028	1.9455
December**	4.2708	3.9167	4.0767	4.5955	4.4699
January	2.0163	1.7095	1.8316	2.3030	2.2009
February	2.0238	1.7256	1.8438	2.3209	2.2181
March	1.8829	1.5592	1.6940	2.1975	2.0406
April	3.1506	2.6354	2.8092	2.7517	3.2235
Total	24.6491	21.7547	23.1125	27.7383	27.7880

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 2.11 cent per share distribution to meet excise tax requirements.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. The Fed also lowered its forecasts for economic growth in 2019 and 2020. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period. The yield rose to multi-year highs several times in 2018 amid investor concerns about higher inflation and the Fed’s interest-rate path. Concerns that other central banks might scale back monetary stimulus, several better-than-expected U.S. economic reports and optimism surrounding trade talks between the U.S. and China also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., tensions between the U.S. and North Korea, U.S. trade disputes with China and other trading partners, slower domestic and global economic growth, and the Fed’s indications of a patient approach to its monetary policy decisions. Overall, the 10-year Treasury yield declined from 2.95% at the beginning of the period to 2.51% at period-end.

Currency Composition*

4/30/19

	% of Total Net Assets

North America	100.0%

U.S. Dollar	100.4%

Mexican Peso	0.3%

Canadian Dollar	-0.7%

Asia	0.4%

Japanese Yen	0.6%

Indonesian Rupiah	0.3%

South Korean Won	-0.2%

Chinese Renminbi	-0.3%

Latin America & Caribbean	0.3%

Columbian Peso	0.2%

Uruguayan Peso	0.1%

Middle East & Africa	0.1%

South African Rand	0.1%

Europe	0.0%	**

Turkish Lira	0.1%

British Pound	0.0%	**

Euro	-0.1%

Australia & New Zealand	-0.9%

Australian Dollar	-0.9%

*Currency Composition is intended to estimate the portfolio’s exposure to various currencies, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**Rounds to less than 0.1%.

Investment Strategy

The Fund seeks to generate returns from various sources, other than solely from interest income, by allocating its portfolio across various risks (such as credit, currency and duration risks). In employing this strategy, the Fund has the flexibility to invest across all debt asset classes without regard to country, sector, quality, maturity or duration and without reference to a benchmark index.

The Fund may engage in active and frequent trading as part of its investment strategies and, at any given time, may have a substantial amount of its assets invested in any class of debt

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FRANKLIN FLEXIBLE ALPHA BOND FUND

securities, including, but not limited to: U.S. government and agency securities; foreign government and supranational debt securities; corporate bonds; corporate loans (and loan participations); collateralized debt and loan obligations; preferred securities; various types of mortgage-backed securities and other asset-backed securities (including covered bonds); municipal securities; and derivatives and other instruments with similar economic characteristics, or that provide exposure, to such debt securities.

Manager’s Discussion

Over the 12-month period, the Fund posted a positive total return and outperformed its benchmark on a gross basis. The Fund’s yield curve and duration positioning was the primary source of positive alpha, driven primarily by duration exposure in the U.S. The Fund’s spread-sector exposure also enhanced results, driven primarily by the Fund’s exposure to floating-rate bank loans, sovereign emerging market bonds, residential mortgage-backed securities (RMBS) and basis trade positions (taking opposing long and short positions in two securities to profit from the convergence of their values). Additionally, the Fund’s active currency positioning also contributed to returns, driven primarily by our Mexican peso, Australian dollar and Canadian dollar positions. In contrast, the Fund’s exposure to collateralized loan obligations (CLOs) and covered bonds were the primary detractors from performance. Duration exposure in Europe also hurt returns over the period.

What is the yield curve?
A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

At period-end, we continued to invest in a broad set of global fixed income sectors, with a goal of achieving more consistent positive alpha with a risk-diversified portfolio. Additionally, we maintained the Fund’s risk profile at a conservative level. We remained overweighted in CLOs as well as RMBS. In contrast, we sought to reduce the amount of risk in our portfolio over the period by reducing our exposure to investment-grade corporate securities. We continued to find what we considered value in credit-hedged corporate positions. We sought to hedge all of the high-yield corporate beta (or risk) in the Fund, although we retained exposure to select corporate loans and CLOs. We also retained positions in Treasury Inflation-Protected Securities as well as covered bonds. Overall, portfolio duration remained relatively neutral toward U.S. interest-rate and non-U.S. duration positions. The portfolio held an overweight exposure to the U.S. dollar versus a basket of developed market and commodity-related currencies for most of the period. Overall currency allocation did not represent a significant portion of the Fund’s risk allocation.

The Fund utilized derivatives, including credit default and currency swaps, currency forwards, futures, interest rate swaps, total return swaps and inflation index swaps, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small. Overall the portfolio continued to meet its risk-adjusted return target and remained in the lower end of our explicitly targeted risk range. Much of the Fund’s derivatives positioning was to hedge various risks in the portfolio and achieve the goal of a stable return profile.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Thank you for your continued participation in Franklin Flexible Alpha Bond Fund. We look forward to serving your future investment needs.

David Yuen, CFA, FRM Co-Lead Portfolio Manager

Michael J. Materasso Co-Lead Portfolio Manager Sonal Desai, Ph.D. Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Performance Summary as of April 30, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return [2]	Average Annual Total Return [3]
A4
1-Year	+2.18%[5]	-1.64%
3-Year	+5.19%	+0.43%
Since Inception (8/3/15)	+4.83%	+0.24%

Advisor
1-Year	+2.20%	+2.20%
3-Year	+5.57%	+1.82%
Since Inception (8/3/15)	+5.24%	+1.37%

	Distribution	30-Day Standardized Yield[7]
Share Class	Rate[6]	(with fee waiver)	(without fee waiver)
A	3.59%	2.82%	2.47%
Advisor	3.87%	3.18%	2.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

franklintempleton.com	Annual Report	7

FRANKLIN FLEXIBLE ALPHA BOND FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (8/3/15–4/30/19)

Advisor Class (8/3/15–4/30/19)

See page 9 for Performance Summary footnotes.

8	Annual Report	franklintempleton.com

FRANKLIN FLEXIBLE ALPHA BOND FUND

PERFORMANCE SUMMARY

Distributions (5/1/18–4/30/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.246491	$0.0022	$0.0105	$0.259191
C	$0.217547	$0.0022	$0.0105	$0.230247
R	$0.231125	$0.0022	$0.0105	$0.243825
R6	$0.277383	$0.0022	$0.0105	$0.290083
Advisor	$0.277880	$0.0022	$0.0105	$0.290580

Total Annual Operating Expenses9

	With Fee	Without Fee
Share Class	Waiver	Waiver
A	1.19%	1.24%
Advisor	0.94%	0.99%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. During periods of declining interest rates, principal prepayments tend to increase as borrowers refinance their mortgages at lower rates; therefore the Fund may be forced to reinvest returned principal at lower interest rates, reducing income. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may be affected by issuers that fail to make interest payments and repay principal when due. The risks associated with higher-yielding, lower-rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as intended. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at 4/30/18 for financial reporting purposes, and as a result, the total returns based on those net asset values differ from the adjusted total returns reported in the Financial Highlights.

6. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 4/30/19.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Bloomberg LP. The LIBOR USD 3-Month Rate Index tracks the interest rate at which banks offer to lend to one another in the wholesale money markets in London and is used to set the cost of various variable-rate loans.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	9

FRANKLIN FLEXIBLE ALPHA BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,011.70	$5.59	$1,019.24	$5.61	1.12%
C	$1,000	$1,009.90	$7.57	$1,017.26	$7.60	1.52%
R	$1,000	$1,010.60	$6.83	$1,018.00	$6.85	1.37%
R6	$1,000	$1,014.10	$3.00	$1,021.82	$3.01	0.60%
Advisor	$1,000	$1,013.00	$4.34	$1,020.48	$4.36	0.87%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

10	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Flexible Alpha Bond Fund

	Year Ended April 30,
	2019	2018	2017	2016[a]
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.79	$ 9.86	$ 9.88	$ 10.00

Income from investment operations[b]:

Net investment income	0.249 [c]	0.166 [c]	0.180	0.099

Net realized and unrealized gains (losses)	(0.080)	(0.066)	0.017	(0.123)

Total from investment operations	0.169	0.100	0.197	(0.024)

Less distributions from:

Net investment income	(0.246)	(0.160)	(0.217)	(0.096)

Net realized gains	(0.013)	(0.010)	—	—

Total distributions	(0.259)	(0.170)	(0.217)	(0.096)

Net asset value, end of year	$ 9.70	$ 9.79	$ 9.86	$ 9.88

Total return[d]	1.76%	1.02%	2.22%	(0.34)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.19%	0.97%	3.17%	3.47%

Expenses net of waiver and payments by affiliates[f]	1.04%	0.79%	0.67%	0.84%

Net investment income	2.60%	1.80%	1.83%	1.37%

Supplemental data

Net assets, end of year (000’s)	$1,458	$1,132	$10,443	$10,200

Portfolio turnover rate	24.74%	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[g]	24.00%	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	11

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016[a]
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.73	$ 9.80	$ 9.86	$ 10.00

Income from investment operations[b]:

Net investment income	0.212 [c]	0.120	0.130	0.072

Net realized and unrealized gains (losses)	(0.071)	(0.062)	(0.006)	(0.131)

Total from investment operations	0.141	0.058	0.124	(0.059)

Less distributions from:

Net investment income	(0.218)	(0.118)	(0.184)	(0.081)

Net realized gains	(0.013)	(0.010)	—	—

Total distributions	(0.231)	(0.128)	(0.184)	(0.081)

Net asset value, end of year	$ 9.64	$ 9.73	$ 9.80	$ 9.86

Total return[d]	1.58%	0.49%	1.47%	(0.69)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.55%	1.58%	3.88%	3.98%

Expenses net of waiver and payments by affiliates[f]	1.40%	1.40%	1.38%	1.34%

Net investment income	2.24%	1.19%	1.12%	0.87%

Supplemental data

Net assets, end of year (000’s)	$368	$279	$245	$204

Portfolio turnover rate	24.74%	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[g]	24.00%	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016[a]
Class R

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.78	$ 9.86	$ 9.86	$ 10.00

Income from investment operations[b]:

Net investment income	0.230 [c]	0.112	0.112	0.072

Net realized and unrealized gains (losses)	(0.076)	(0.058)	0.095	(0.127)

Total from investment operations	0.154	0.054	0.207	(0.055)

Less distributions from:

Net investment income	(0.231)	(0.124)	(0.207)	(0.085)

Net realized gains	(0.013)	(0.010)	—	—

Total distributions	(0.244)	(0.134)	(0.207)	(0.085)

Net asset value, end of year	$ 9.69	$ 9.78	$ 9.86	$ 9.86

Total return[d]	1.71%	0.54%	2.21%	(0.65)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.41%	1.47%	3.36%	3.84%

Expenses net of waiver and payments by affiliates[f]	1.26%	1.29%	0.86%	1.22%

Net investment income	2.38%	1.30%	1.64%	0.99%

Supplemental data

Net assets, end of year (000’s)	$83	$51	$60	$10

Portfolio turnover rate	24.74%	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[g]	24.00%	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.79	$ 9.86	$ 9.88	$ 10.00

Income from investment operations[b]:

Net investment income	0.296 [c]	0.204	0.177	0.108

Net realized and unrealized gains (losses)	(0.086)	(0.088)	0.022	(0.124)

Total from investment operations	0.210	0.116	0.199	(0.016)

Less distributions from:

Net investment income	(0.277)	(0.176)	(0.219)	(0.104)

Net realized gains	(0.013)	(0.010)	—	—

Total distributions	(0.290)	(0.186)	(0.219)	(0.104)

Net asset value, end of year	$ 9.71	$ 9.79	$ 9.86	$ 9.88

Total return[d]	2.30%	1.18%	2.03%	(0.15)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.65%	0.86%	5.23%	3.72%

Expenses net of waiver and payments by affiliates[f]	0.59%	0.71%	0.71%	0.71%

Net investment income	3.05%	1.88%	1.79%	1.50%

Supplemental data

Net assets, end of year (000’s)	$504,875	$210,808	$10	$10

Portfolio turnover rate	24.74%	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[g]	24.00%	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Year Ended April 30,
	2019	2018	2017	2016[a]
Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.79	$ 9.85	$ 9.88	$ 10.00

Income from investment operations[b]:

Net investment income	0.275 [c]	0.194	0.166	0.107

Net realized and unrealized gains (losses)	(0.074)	(0.072)	0.023	(0.129)

Total from investment operations	0.201	0.122	0.189	(0.022)

Less distributions from:

Net investment income	(0.278)	(0.172)	(0.219)	(0.098)

Net realized gains	(0.013)	(0.010)	—	—

Total distributions	(0.291)	(0.182)	(0.219)	(0.098)

Net asset value, end of year	$ 9.70	$ 9.79	$ 9.85	$ 9.88

Total return[d]	2.20%	1.14%	2.13%	(0.31)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.90%	0.93%	3.22%	3.34%

Expenses net of waiver and payments by affiliates[f]	0.75%	0.75%	0.72%	0.71%

Net investment income	2.89%	1.84%	1.78%	1.50%

Supplemental data

Net assets, end of year (000’s)	$433	$425	$232	$344

Portfolio turnover rate	24.74%	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[g]	24.00%	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2019

Franklin Flexible Alpha Bond Fund

	Country	Shares		Value
Management Investment Companies (Cost $4,549,803) 0.9%
Diversified Financials 0.9%

Invesco Senior Loan ETF	United States	196,765		$4,519,692

		Principal Amount*

Corporate Bonds 18.7%
Automobiles & Components 0.2%

Aptiv Corp., senior bond, 4.15%, 3/15/24	United States	900,000		929,539

Banks 5.2%
[a] Banca Monte dei Paschi di Siena SpA,
secured note, Reg S, 2.875%, 7/16/62	Italy	1,500,000	EUR	1,792,908
secured note, Reg S, 2.125%, 11/26/63	Italy	2,000,000	EUR	2,288,930
[a] Banca Popolare di Milano Scarl,
secured note, Reg S, 0.875%, 9/14/23	Italy	900,000	EUR	1,020,297
secured note, Reg S, 0.625%, 6/08/24	Italy	2,800,000	EUR	3,137,289
[a] Banco BPM SpA, secured note, Reg S, 0.75%, 3/31/23	Italy	1,700,000	EUR	1,922,202
Bank of America Corp.,
senior bond, 5.50%, 12/04/19	United States	75,000	GBP	100,515
senior note, 3.55% to 3/05/23, FRN thereafter, 3/05/24	United States	1,400,000		1,422,999
[a] Bank of China Ltd., senior note, Reg S, 2.875%, 4/20/22	China	1,000,000		993,090
Bank of Nova Scotia, secured note, 1.875%, 4/26/22	Canada	100,000		98,769
[a] China Construction Bank Corp., senior note, Reg S, 2.75%, 12/04/20	China	1,000,000		994,200
Citigroup Inc., senior note, 2.65%, 10/26/20	United States	1,050,000		1,048,886
HSBC Holdings PLC,
senior note, 4.30%, 3/08/26	United Kingdom	800,000		834,176
senior note, 3.262% to 3/13/22, FRN thereafter, 3/13/23	United Kingdom	1,400,000		1,409,681
Industrial & Commercial Bank of China Ltd., senior note, 2.452%, 10/20/21	China	1,900,000		1,867,595
JPMorgan Chase & Co.,
senior bond, 3.30%, 4/01/26	United States	800,000		800,603
senior note, 2.40%, 6/07/21	United States	400,000		397,542
[b] Kookmin Bank, secured note, 144A, 2.25%, 2/03/22	South Korea	1,800,000		1,780,852
PHH Corp., senior note, 7.375%, 9/01/19	United States	200,000		200,625
Royal Bank of Canada, secured note, 2.10%, 10/14/21	Canada	100,000		99,372
[b] The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/22	Canada	200,000		198,975
[a] Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	3,800,000	EUR	4,138,124

				26,547,630

Consumer Durables & Apparel 0.0%†
KB Home, senior note, 8.00%, 3/15/20	United States	100,000		104,250

Consumer Services 0.1%
[b] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	525,000		531,400

Diversified Financials 2.1%
Capital One Financial Corp., senior note, 3.05%, 3/09/22	United States	1,200,000		1,205,171
[c] Deutsche Bank AG, senior note, FRN, 3.954%, (3-month USD LIBOR + 1.31%), 8/20/20	Germany	100,000		100,117
[b] Dexia Credit Local SA, senior note, 144A, 2.375%, 9/20/22	France	250,000		248,370
The Goldman Sachs Group Inc.,
senior note, 3.75%, 5/22/25	United States	2,000,000		2,029,888
[c] senior note, FRN, 3.811%, (3-month USD LIBOR + 1.20%), 9/15/20	United States	500,000		505,444

16	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Diversified Financials (continued)
[b] ICBCIL Finance Co. Ltd., senior note, 144A, 2.50%, 9/29/21	China	500,000	$490,167
Morgan Stanley, senior note, 3.70%, 10/23/24	United States	1,400,000	1,438,551
Navient Corp., senior bond, 8.00%, 3/25/20	United States	4,660,000	4,840,575

			10,858,283

Energy 1.9%
CNOOC Finance 2015 USA LLC, senior note, 3.50%, 5/05/25	China	1,700,000	1,712,673
[b] CNPC General Capital Ltd., senior note, 144A, 3.40%, 4/16/23	China	2,100,000	2,110,731
Energy Transfer Operating LP, senior note, 7.50%, 10/15/20	United States	750,000	798,022
Enterprise Products Operating LLC, senior note, 3.35%, 3/15/23	United States	850,000	861,737
[b] Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	1,000,000	1,042,818
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	50,000	47,735
[b] Sinopec Group Overseas Development 2015 Ltd.,
senior note, 144A, 2.50%, 4/28/20	China	1,800,000	1,793,493
senior note, 144A, 3.25%, 4/28/25	China	1,000,000	989,098

			9,356,307

Food, Beverage & Tobacco 0.6%
[b] Imperial Brands Finance PLC, senior note, 144A, 4.25%, 7/21/25	United Kingdom	1,695,000	1,732,761
Kraft Heinz Foods Co.,
senior bond, 3.00%, 6/01/26	United States	600,000	566,428
senior note, 3.50%, 7/15/22	United States	350,000	354,227
Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	100,000	103,247

			2,756,663

Health Care Equipment & Services 1.0%
Anthem Inc., senior note, 2.95%, 12/01/22	United States	600,000	599,817
CVS Health Corp., senior note, 3.70%, 3/09/23	United States	1,700,000	1,724,045
Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	300,000	313,105
HCA Inc., senior note, 7.50%, 2/15/22	United States	2,050,000	2,260,125

			4,897,092

Insurance 0.2%
[b] Athene Global Funding, secured note, 144A, 3.00%, 7/01/22	United States	950,000	949,611
[b] Jackson National Life Global Funding,
secured note, 144A, 2.25%, 4/29/21	United States	50,000	49,548
secured note, 144A, 2.10%, 10/25/21	United States	25,000	24,590

			1,023,749

Materials 0.4%
Freeport-McMoRan Inc., senior note, 4.00%, 11/14/21	United States	915,000	927,581
[b] Sealed Air Corp., senior bond, 144A, 5.25%, 4/01/23	United States	950,000	992,750

			1,920,331

Media & Entertainment 0.3%
Baidu Inc., senior note, 4.375%, 5/14/24	China	500,000	521,557
[b] Tencent Holdings Ltd., senior note, 144A, 2.985%, 1/19/23	China	1,200,000	1,192,890

			1,714,447

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	600,000	606,517
Amgen Inc., senior note, 2.60%, 8/19/26	United States	850,000	807,101
[b] Bayer U.S. Finance II LLC, senior note, 144A, 3.875%, 12/15/23	Germany	400,000	403,704
[b] SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	400,000	423,046

			2,240,368

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Real Estate 0.6%
American Tower Corp., senior bond, 3.375%, 10/15/26	United States	700,000	$689,712
[a] China Overseas Finance Cayman VII Ltd., senior note, Reg S, 4.25%, 4/26/23	China	2,500,000	2,571,712

			3,261,424

Retailing 0.3%
Alibaba Group Holding Ltd., senior note, 2.80%, 6/06/23	China	1,100,000	1,088,340
[b] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	550,000	489,500

			1,577,840

Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products Inc., senior note, 3.45%, 6/15/27	United States	800,000	777,109

Software & Services 0.2%
Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	800,000	824,460

Technology Hardware & Equipment 0.0%†
[b] Sanmina Corp., senior note, first lien, 144A, 4.375%, 6/01/19	United States	100,000	100,188

Telecommunication Services 1.1%
CenturyLink Inc., senior note, Series S, 6.45%, 6/15/21	United States	4,700,000	4,911,500
Verizon Communications Inc., senior note, 2.45%, 11/01/22	United States	850,000	843,265

			5,754,765

Transportation 0.4%
[b] American Airlines Group Inc., senior note, 144A, 5.50%, 10/01/19	United States	530,000	535,300
American Airlines Pass Through Trust, first lien, 2016-2, AA, 3.20%, 12/15/29	United States	44,975	44,067
FedEx Corp., senior bond, 3.20%, 2/01/25	United States	850,000	858,148
[b] Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	200,000	237,158
[a,d] RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	200,000	209,167

			1,883,840

Utilities 3.5%
AES Corp., senior note, 4.00%, 3/15/21	United States	2,750,000	2,784,375
[a] CGNPC International Ltd., senior note, Reg S, 3.75%, 12/11/27	China	2,100,000	2,094,383
Dominion Energy Inc., senior bond, 2.85%, 8/15/26	United States	1,300,000	1,246,565
Duke Energy Indiana Inc., senior secured bond, 3.75%, 7/15/20	United States	100,000	101,310
[b,e] EDF SA, junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	2,200,000	2,224,915
[b] Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	1,400,000	1,418,753
[b] Korea East-West Power Co. Ltd., senior note, 144A, 3.875%, 7/19/23	South Korea	1,500,000	1,548,015
The Southern Co., senior bond, 3.25%, 7/01/26	United States	850,000	839,662
[b] State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	3,500,000	3,492,527
[b] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	2,100,000	2,140,583

			17,891,088

Total Corporate Bonds (Cost $94,285,723)			94,950,773

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*		Value
Foreign Government and Agency Securities 2.8%
[b] Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	700,000		$734,023
[a] Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	300,000	EUR	328,398
[b] Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	8,000,000	DOP	158,310
[b] The Export-Import Bank of China,
senior note, 144A, 2.50%, 7/31/19	China	200,000		199,869
senior note, 144A, 3.625%, 7/31/24	China	2,100,000		2,141,706
[b] The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	3,400,000		3,365,764
The Export-Import Bank of Korea, senior note, 2.875%, 1/21/25	South Korea	2,000,000		1,988,090
Government of Colombia, senior bond, 9.85%, 6/28/27	Colombia	1,935,000,000	COP	741,303
[b] Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	500,000		483,265
Government of Indonesia, senior bond, FR70, 8.375%, 3/15/24	Indonesia	263,000,000	IDR	19,252
[b] Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	800,000		779,216
[b] Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	300,000		322,998
Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	11,100,000	ZAR	653,064
[b] Government of Ukraine, senior bond, 144A, 7.375%, 9/25/32	Ukraine	800,000		705,840
[f] Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	21,486,098	UYU	634,725
The Korea Development Bank, senior note, 3.375%, 3/12/23	South Korea	600,000		609,960
Republic of Colombia, senior bond, 5.00%, 6/15/45	Colombia	600,000		627,981

Total Foreign Government and Agency Securities (Cost $14,329,477)				14,493,764

U.S. Government and Agency Securities 1.5%
[f] U.S. Treasury Note,
Index Linked, 0.25%, 1/15/25	United States	1,429,878		1,415,177
Index Linked, 0.625%, 1/15/26	United States	3,084,649		3,113,820
Index Linked, 0.125%, 7/15/26	United States	2,952,314		2,884,516

Total U.S. Government and Agency Securities (Cost $7,276,462)				7,413,513

Asset-Backed Securities and Commercial Mortgage-Backed Securities 62.0%
Banks 0.3%
[b,g] DBCG Mortgage Trust, 2017-BBG, A, 144A, FRN, 3.173%, (1-month USD LIBOR + 0.70%), 6/15/34	United States	1,500,000		1,499,611
[g] Impac Secured Assets Corp., 2004-4, M1, FRN, 3.242%, (1-month USD LIBOR + 0.765%), 2/25/35	United States	4,831		4,852

				1,504,463

Diversified Financials 61.5%
[b,g] Alinea CLO Ltd., 2018-1A, B, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%), 7/20/31	United States	2,300,000		2,250,757
[b,h] AMMC CLO 15 Ltd.,
2014-15A, ARR, 144A, FRN, 3.857%, 1/15/32	United States	1,000,000		995,930
2014-15A, BRR, 144A, FRN, 4.397%, 1/15/32	United States	439,516		438,505
[b,g] AMMC CLO 21 Ltd., 2017-21A, C, 144A, FRN, 4.838%, (3-month USD LIBOR + 2.10%), 11/02/30	United States	400,000		389,896
[b,h] AMMC CLO XI Ltd., 2012-11A, A1R2, 144A, FRN, 3.593%, 4/30/31	United States	5,350,000		5,270,552
[b,g] Antares CLO Ltd., 2018-1A, B, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	600,000		585,558
[b,h] ARES L CLO Ltd., 2018-50A, B, 144A, FRN, 4.478%, 1/15/32	United States	2,000,000		1,994,780

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STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,h] ARES LII CLO Ltd.,
2019-52A, A2, 144A, FRN, 4.259%, 4/22/31	United States	345,528	$344,329
2019-52A, C, 144A, FRN, 5.289%, 4/22/31	United States	500,000	499,175
2019-52A, D, 144A, FRN, 6.559%, 4/22/31	United States	851,852	848,555
[b,h] Atrium XII, 2012A, CR, 144A, FRN, 3.422%, 4/22/27	United States	7,000,000	6,979,350
[b,g] Atrium XIII,
2013A, B, 144A, FRN, 4.092%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	2,000,000	1,971,300
2013A, C, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	600,000	584,268
[b,h] Atrium XV, 15A, D, 144A, FRN, 5.592%, 1/23/31	United States	1,666,667	1,629,084
[b] BAMLL Commercial Mortgage Securities Trust,
2012-PARK, A, 144A, 2.959%, 12/10/30	United States	100,000	101,245
2015-200P, A, 144A, 3.218%, 4/14/33	United States	600,000	608,006
Banc of America Commercial Mortgage Trust, 2015-UBS7, A4, 3.705%, 9/15/48	United States	100,000	103,686
[b,g] Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 4.077%, (1-month USD LIBOR + 1.60%), 4/25/28	Bermuda	1,320,000	1,326,646
[b,g] Betony CLO 2 Ltd., 2018-1A, C, 144A, FRN, 5.483%, (3-month USD LIBOR + 2.90%), 4/30/31	United States	500,000	478,915
[b,h] BlueMountain CLO Ltd.,
2012-2A, BR2, 144A, FRN, 4.094%, 11/20/28	United States	918,083	915,577
2012-2A, DR2, 144A, FRN, 5.544%, 11/20/28	United States	2,000,000	1,960,440
2018-3A, B, 144A, FRN, 4.35%, 10/25/30	United States	3,000,000	2,986,200
2018-3A, C, 144A, FRN, 4.78%, 10/25/30	United States	1,428,570	1,398,299
[b,h] BlueMountain CLO XXIII Ltd.,
2018-23A, B, 144A, FRN, 4.292%, 10/20/31	United States	1,000,000	987,820
2018-23A, C, 144A, FRN, 4.742%, 10/20/31	United States	694,444	677,659
[b,h] BlueMountain CLO XXIV Ltd.,
2019-24A, A2, 144A, FRN, 4.224%, 4/20/31	United States	1,562,500	1,561,000
2019-24A, D, 144A, FRN, 6.524%, 4/20/31	United States	1,000,000	997,070
[b,g] BlueMountain Fuji U.S. CLO I Ltd., 2017-1A, C, 144A, FRN, 4.942%, (3-month USD LIBOR + 2.35%), 7/20/29	United States	60,000	60,026
[b,g] BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 3.792%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	250,000	250,190
[b,g] BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, C, 144A, FRN, 4.297%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	1,900,000	1,833,025
[b] BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	United States	1,270,000	1,270,648
[b,h] Burnham Park CLO Ltd.,
2016-1A, BR, 144A, FRN, 4.092%, 10/20/29	United States	3,000,000	2,959,830
2016-1A, CR, 144A, FRN, 4.742%, 10/20/29	United States	2,000,000	1,968,060
2016-1A, DR, 144A, FRN, 5.442%, 10/20/29	United States	2,000,000	1,968,840
[b,h] BX Commercial Mortgage Trust, 2018-IND, A, 144A, FRN, 3.223%, 11/15/35	United States	833,511	834,137
[b] BXP Trust, 2017-GM, A, 144A, 3.379%, 6/13/39	United States	2,000,000	2,028,203
[b,g] Carlyle Global Market Strategies CLO Ltd.,
2014-4RA, A1B, 144A, FRN, 3.947%, (3-month USD LIBOR + 1.35%), 7/15/30	United States	2,750,000	2,688,565
2014-4RA, C, 144A, FRN, 5.497%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	750,000	713,438

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STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,h] Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.797%, 10/15/31	United States	800,000	$769,832
[b,g] Carlyle U.S. CLO Ltd.,
2017-2A, B, 144A, FRN, 4.992%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	60,000	60,028
2017-4A, B, 144A, FRN, 4.447%, (3-month USD LIBOR + 1.85%), 1/15/30	United States	1,107,000	1,078,727
2017-4A, C, 144A, FRN, 5.397%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	400,000	384,000
[b,h] Cent CLO,
2018-28A, B, 144A, FRN, 4.889%, 11/07/30	United States	2,025,000	1,975,914
2018-28A, C, 144A, FRN, 6.009%, 11/07/30	United States	2,500,000	2,456,275
[b,h] CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.703%, 3/13/35	United States	450,000	456,494
[b,h] CIM Trust,
2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	United States	1,226,386	1,249,414
2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	United States	1,908,462	1,943,998
[b,h] Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 4.192%, 10/20/28	United States	857,143	853,217
[b,h] Colombia Cent CLO 27 Ltd., 2018-27A, A2A, 144A, FRN, 4.18%, 10/25/28	United States	769,231	761,846
[b] COMM Mortgage Trust,
[h] 2014-277P, A, 144A, FRN, 3.732%, 8/10/49	United States	900,000	934,052
2015-3BP, A, 144A, 3.178%, 2/10/35	United States	600,000	606,912
[h] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	59,838	64,845
[b] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	28,460	28,822
[b,g] Dorchester Park CLO Ltd., 2015-1A, CR, 144A, FRN, 4.342%, (3-month USD LIBOR + 1.75%), 4/20/28	United States	1,350,000	1,341,576
[b,h] Dryden 38 Senior Loan Fund, 2015-38A, CR, 144A, FRN, 4.597%, 7/15/30	United States	2,500,000	2,454,275
[b,h] Dryden 45 Senior Loan Fund,
2016-45A, A2R, 144A, FRN, 3.997%, 10/15/30	United States	1,000,000	995,160
2016-45A, BR, 144A, FRN, 4.297%, 10/15/30	United States	1,000,000	995,030
2016-45A, CR, 144A, FRN, 4.797%, 10/15/30	United States	1,250,000	1,243,313
[b,g] Dryden 49 Senior Loan Fund, 2017-49A, C, 144A, FRN, 4.951%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	60,000	60,013
[b,g] Dryden 53 CLO Ltd.,
2017-53A, B, 144A, FRN, 3.997%, (3-month USD LIBOR + 1.40%), 1/15/31	United States	6,000,000	5,873,280
2017-53A, C, 144A, FRN, 4.297%, (3-month USD LIBOR + 1.70%), 1/15/31	United States	1,000,000	963,210
[b,h] Dryden 61 CLO Ltd., 61A, A2, FRN, 3.988%, 1/17/32	United States	2,000,000	1,989,340
[b,g] Dryden 64 CLO Ltd.,
2018-64A, A, 144A, FRN, 3.571%, (3-month USD LIBOR + 0.97%), 4/18/31	United States	3,000,000	2,957,220
2018-64A, C, 144A, FRN, 4.351%, (3-month USD LIBOR + 1.75%), 4/18/31	United States	750,000	724,253

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STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,h] Dryden 70 CLO Ltd., 2018-70A, B, 144A, FRN, 4.54%, 1/16/32	United States	280,290	$278,995
[b,h] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	2,005,000	2,066,789
[b,g] Ellington CLO III Ltd., 2018-3A, A1, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%) 7/20/30	United States	500,000	496,330
FHLMC Structured Agency Credit Risk Debt Notes,
[g] 2013-DN2, M2, FRN, 6.727%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	2,406,155	2,627,827
[g] 2014-DN1, M2, FRN, 4.677%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	372,222	378,554
[g] 2014-DN2, M3, FRN, 6.077%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	2,645,000	2,849,461
[g] 2014-DN3, M3, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	2,093,650	2,263,217
[g] 2014-DN4, M3, FRN, 7.027%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	1,584,919	1,737,440
[g] 2014-HQ1, M3, FRN, 6.577%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	973,871	1,056,646
[g] 2014-HQ2, M2, FRN, 4.677%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	371,678	378,838
[g] 2014-HQ2, M3, FRN, 6.227%, (1-month USD LIBOR + 3.75%), 9/25/24	United States	2,500,000	2,770,758
[g] 2014-HQ3, M3, FRN, 7.227%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	248,604	273,426
[g] 2015-DN1, M3, FRN, 6.627%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	612,692	654,891
[g] 2015-DNA1, M2, FRN, 4.327%, (1-month USD LIBOR + 1.85%), 10/25/27	United States	178,904	180,786
[g] 2015-DNA1, M3, FRN, 5.777%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	2,000,000	2,167,460
[g] 2015-DNA2, M2, FRN, 5.077%, (1-month USD LIBOR + 2.60%), 12/25/27	United States	95,439	96,596
[g] 2015-DNA2, M3, FRN, 6.377%, (1-month USD LIBOR + 3.90%), 12/25/27	United States	2,850,000	3,071,614
[g] 2015-DNA3, M2, FRN, 5.327%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	362,426	370,925
[g] 2015-DNA3, M3, FRN, 7.177%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	2,500,000	2,872,231
[g] 2015-HQ1, M3, FRN, 6.277%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	528,843	557,902
[g] 2015-HQ2, M3, FRN, 5.727%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	1,500,000	1,621,215
[g] 2015-HQA1, M3, FRN, 7.177%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	2,000,000	2,244,665
[g] 2015-HQA2, M2, FRN, 5.277%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	217,719	222,169
[g] 2015-HQA2, M3, FRN, 7.277%, (1-month USD LIBOR + 4.80%), 5/25/28	United States	2,000,000	2,266,168
[g] 2016-DNA1, M3, FRN, 8.027%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	1,550,000	1,814,415

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STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
FHLMC Structured Agency Credit Risk Debt Notes, (continued)
[g] 2016-DNA2, M2, FRN, 4.677%, (1-month USD LIBOR + 2.20%), 10/25/28	United States	180,362	$181,463
[g] 2016-DNA2, M3, FRN, 7.127%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	3,600,000	4,010,214
[g] 2016-DNA3, M2, FRN, 4.477%, (1-month USD LIBOR + 2.00%), 12/25/28	United States	229,809	231,629
[g] 2016-HQA2, M2, FRN, 4.727%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	372,566	378,382
[g] 2016-HQA2, M3, FRN, 7.627%, (1-month USD LIBOR + 5.15%), 11/25/28	United States	2,000,000	2,321,638
[g] 2016-HQA3, M2, FRN, 3.827%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	2,349,454	2,363,826
[g] 2016-HQA4, M2, FRN, 3.777%, (1-month USD LIBOR + 1.30%), 4/25/29	United States	700,000	703,764
[h] 2017-DNA1, M2, FRN, 5.727%, 7/25/29	United States	2,600,000	2,785,226
[h] 2017-DNA2, M2, FRN, 5.927%, 10/25/29	United States	3,000,000	3,252,438
[g] 2017-DNA3, M2, FRN, 4.977%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	2,000,000	2,063,995
[h] 2017-HQA1, M2, FRN, 6.027%, 8/25/29	United States	2,350,000	2,524,355
[b,g] Flagship CLO VIII Ltd., 2014-8A, CRR, 144A, FRN, 4.401%, (3-month USD LIBOR + 1.80%), 1/16/26	United States	1,400,000	1,370,992
[b,h] Flagstar Mortgage Trust, 2018-6RR, 1A3, 144A, FRN, 4.00%, 10/25/48	United States	1,306,788	1,325,096
FNMA Connecticut Avenue Securities,
[g] 2013-C01, M2, FRN, 7.727%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	2,863,669	3,228,967
[g] 2014-C01, M2, FRN, 6.877%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	3,300,000	3,681,188
[g] 2014-C02, 1M2, FRN, 5.077%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,820,000	1,909,840
[g] 2014-C02, 2M2, FRN, 5.077%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	2,619,410	2,735,511
[g] 2014-C03, 1M2, FRN, 5.477%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	1,241,633	1,327,894
[g] 2014-C03, 2M2, FRN, 5.377%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	2,465,276	2,593,214
[g] 2014-C04, 1M1, FRN, 7.377%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	2,935,436	3,306,820
[g] 2014-C04, 2M2, FRN, 7.477%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	458,320	510,032
[g] 2015-C01, 1M2, FRN, 6.777%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	30,021	32,632
[g] 2015-C01, 2M2, FRN, 7.027%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	115,804	124,582
[g] 2015-C02, 1M2, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	439,437	473,544
[g] 2015-C02, 2M2, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	132,918	141,654
[g] 2015-C03, 1M2, FRN, 7.477%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	2,598,421	2,889,164

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
FNMA Connecticut Avenue Securities, (continued)
[g] 2015-C03, 2M2, FRN, 7.477%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	666,066	$733,329
[g] 2016-C01, 1M2, FRN, 9.227%, (1-month USD LIBOR + 6.75%), 8/25/28	United States	2,588,159	3,004,251
[h] 2016-C04, 1M2, FRN, 6.727%, 1/25/29	United States	2,000,000	2,202,776
[g] 2017-C01, 1B1, FRN, 8.227%, (1-month USD LIBOR + 5.75%), 7/25/29	United States	33,000	39,241
[g] 2017-C01, 1M2, FRN, 6.027%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	890,000	956,401
[h] 2017-C03, 1M2, FRN, 5.477%, 10/25/29	United States	2,780,000	2,955,722
[h] 2017-C03, 2M2, FRN, 5.327%, 11/25/29	United States	570,000	593,548
[h] 2017-C07, 1M1, FRN, 3.127%, 5/25/30	United States	1,639,834	1,638,139
[g] 2018-C04, 2M1, FRN, 3.227%, (1-month USD LIBOR + 0.75%), 12/25/30	United States	613,539	613,291
[h] C02, 1M2, FRN, 8.477%, 9/25/28	United States	244,994	278,678
[b,h] FREMF Mortgage Trust, 2018-K72, B, 144A, FRN, 4.117%, 12/25/50	United States	450,000	456,809
[b,h] Galaxy XXVI CLO Ltd.,
2018-26A, A, 144A, FRN, 3.852%, 11/22/31	United States	685,921	681,456
2018-26A, B, 144A, FRN, 4.352%, 11/22/31	United States	600,000	594,732
[b,g] Galaxy XXVII CLO Ltd.,
2018-27A, A, 144A, FRN, 3.703%, (3-month USD LIBOR + 1.02%), 5/16/31	United States	2,500,000	2,458,675
2018-27A, C, 144A, FRN, 4.483%, (3-month USD LIBOR + 1.80%), 5/16/31	United States	1,450,000	1,380,415
2018-27A, C, 144A, FRN, 5.433%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	300,000	287,262
[b,g] Gilbert Park CLO Ltd.,
2017-1A, B, 144A, FRN, 4.197%, (3-month USD LIBOR + 1.60%), 10/15/30	United States	3,000,000	2,964,870
2017-1A, D, 144A, FRN, 5.547%, (3-month USD LIBOR + 2.95%), 10/15/30	United States	400,000	390,432
GS Mortgage Securities Trust,
2016-GS3, A4, 2.85%, 10/10/49	United States	600,000	590,890
2017-GS5, A4, 3.674%, 3/10/50	United States	2,600,000	2,697,368
2017-GS6, A3, 3.433%, 5/10/50	United States	2,000,000	2,028,206
[b,g] Halcyon Loan Advisors Funding Ltd., 2018-1A, A2, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 7/21/31	United States	400,000	393,012
[b,h] Harbor Park CLO Ltd.,
1A, B1, 144A, FRN, 4.539%, 1/20/31	United States	1,333,333	1,326,666
1A, D, 144A, FRN, 5.739%, 1/20/31	United States	1,296,296	1,242,785
[b] Invitation Homes Trust,
[g] 2017-SFR2, A, 144A, FRN, 3.324%, (1-month USD LIBOR + 0.85%), 12/17/36	United States	3,242,428	3,225,370
[g] 2018-SFR1, A, 144A, FRN, 3.174%, (1-month USD LIBOR + 0.70%), 3/17/37	United States	1,560,914	1,546,466
[g] 2018-SFR3, A, 144A, FRN, 3.474%, (1-month USD LIBOR + 1.00%), 7/17/37	United States	1,114,394	1,117,371
[h] 2018-SFR4, A, 144A, FRN, 3.574%, 1/17/38	United States	1,360,632	1,367,424

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,h] J.P. Morgan Chase Commercial Mortgage Securities Trust, 2016-NINE, A, 144A, FRN, 2.949%, 10/06/38	United States	600,000	$589,040
JPMBB Commercial Mortgage Securities Trust,
2015-C30, A5, 3.822%, 7/15/48	United States	1,500,000	1,564,184
[h] 2015-C30, AS, FRN, 4.226%, 7/15/48	United States	450,000	473,085
2016-C1, A5, 3.576%, 3/15/49	United States	1,500,000	1,549,017
[h,i] JPMDB Commercial Mortgage Securities Trust, 2017-C5, XA, IO, FRN, 1.143%, 3/15/50	United States	195,805	11,489
[b,g] LCM 26 Ltd., 26A, C, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 1/20/31	United States	400,000	386,452
[b,h] LCM 28 Ltd.,
28A, B, 144A, FRN, 4.192%, 10/20/30	United States	1,000,000	987,970
28A, C, 144A, FRN, 4.742%, 10/20/30	United States	500,000	487,140
[b,h] LCM XVI LP, 2016A, BR2, 144A, FRN, 4.347%, 10/15/31	United States	878,301	877,546
[b,h] LCM XXII Ltd.,
22A, A2R, 144A, FRN, 4.042%, 10/20/28	United States	3,500,000	3,438,995
22A, BR, 144A, FRN, 4.592%, 10/20/28	United States	1,500,000	1,469,265
22A, CR, 144A, FRN, 5.392%, 10/20/28	United States	2,000,000	1,930,720
[b,g] LCM XXV Ltd., 25A, A, 144A, FRN, 3.802%, (3-month USD LIBOR + 1.21%), 7/20/30	United States	250,000	249,920
[b,g] Long Point Park CLO Ltd.,
2017-1A, A2, 144A, FRN, 3.963%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	1,000,000	979,620
2017-1A, B, 144A, FRN, 4.288%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	1,000,000	964,850
[b,h] Madison Park Funding XIV Ltd.,
2014-14A, A2RR, 144A, FRN, 3.992%, 10/22/30	United States	1,000,000	1,002,930
2014-14A, BRR, 144A, FRN, 4.292%, 10/22/30	United States	1,500,000	1,496,805
2014-14A, CRR, 144A, FRN, 4.792%, 10/22/30	United States	562,500	560,649
[b,h] Madison Park Funding XXIX Ltd.,
2018-29A, A2, 144A, FRN, 4.051%, 10/18/30	United States	1,468,182	1,457,450
2018-29A, B, 144A, FRN, 4.351%, 10/18/30	United States	3,000,000	2,994,360
2018-29A, C, 144A, FRN, 4.801%, 10/18/30	United States	766,129	753,756
2018-29A, D, 144A, FRN, 5.601%, 10/18/30	United States	600,000	576,486
[b,g] Madison Park Funding XXVI Ltd., 07-4A, AR, 144A, FRN, 3.782%, (3-month USD LIBOR + 1.20%), 7/29/30	United States	2,500,000	2,496,875
[b,h] Madison Park Funding XXXI Ltd.,
2018-31A, A2A, 144A, FRN, 4.092%, 1/23/31	United States	750,000	746,123
2018-31A, B, 144A, FRN, 4.292%, 1/23/31	United States	3,000,000	2,984,940
2018-31A, C, 144A, FRN, 4.742%, 1/23/31	United States	1,950,000	1,920,536
[b,h] Mill City Mortgage Loan Trust,
2017-1, A1, 144A, FRN, 2.75%, 11/25/58	United States	1,168,017	1,161,025
2018-1, A1, 144A, FRN, 3.25%, 5/25/62	United States	2,847,455	2,854,964
2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	1,660,000	1,673,131
[b] Morgan Stanley Capital I Trust, 2014-150E, A, 144A, 3.912%, 9/09/32	United States	450,000	469,595
[b,h] Neuberger Berman CLO XVIII Ltd.,
2014-18A, A1BR, 144A, FRN, 3.992%, 10/21/30	United States	2,550,000	2,554,564
2014-18A, A2R2, 144A, FRN, 4.292%, 10/21/30	United States	545,455	540,579

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b] Neuberger Berman Loan Advisers CLO Ltd.,
[g] 2017-26A, B, 144A, FRN, 4.101%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	539,475	$530,056
[h] 2019-32A, B, 144A, FRN, 4.417%, 1/19/32	United States	2,800,000	2,797,172
[h] 2019-32A, C, 144A, FRN, 5.217%, 1/19/32	United States	2,000,000	2,005,740
[h] 2019-32A, D, 144A, FRN, 6.368%, 1/19/32	United States	710,526	709,929
[b,g] Newark BSL CLO 2 Ltd., 2017-1A, B, 144A, FRN, 4.93%, (3-month USD LIBOR + 2.35%), 7/25/30	United States	2,000,000	2,000,600
[b,g] Octagon Investment Partners 18-R Ltd., 2018-18A, C, 144A, FRN, 5.301%, (3-month USD LIBOR + 2.70%), 4/16/31	United States	350,000	333,312
[b,h] Octagon Investment Partners 27 Ltd., 2016-1A, CR, 144A, FRN, 4.697%, 7/15/30	United States	1,565,000	1,547,128
[b,h] Octagon Investment Partners 28 Ltd., 2016-1A, BR, 144A, FRN, 4.381%, 10/24/30	United States	593,141	594,434
[b,g] Octagon Investment Partners 33 Ltd.,
2017-1A, A2, 144A, FRN, 4.092%, (3-month USD LIBOR + 1.50%), 1/20/31	United States	2,000,000	1,970,220
2017-1A, B, 144A, FRN, 4.442%, (3-month USD LIBOR + 1.85%), 1/20/31	United States	500,000	492,720
2017-1A, C, 144A, FRN, 5.342%, (3-month USD LIBOR + 2.75%), 1/20/31	United States	250,000	240,130
[b,g] Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 3.828%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	370,831	371,306
[b,g] Octagon Investment Partners XXIII Ltd.,
2015-1A, BR, 144A, FRN, 3.797%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	1,200,000	1,193,568
2015-1A, CR, 144A, FRN, 4.447%, (3-month USD LIBOR + 1.85%), 7/15/27	United States	2,000,000	1,989,660
2015-1A, DR, 144A, FRN, 5.147%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	300,000	296,100
[b,h] Octagon Loan Funding Ltd., 2014-1A, DRR, 144A, FRN, 5.583%, 11/18/31	United States	1,333,333	1,277,160
[b] Progress Residential Trust, 2018-SFR2, A, 144A, 3.712%, 8/17/35	United States	290,000	295,821
[b,h] Race Point X CLO Ltd., 2016-10A, C1R, 144A, FRN, 4.58%, 7/25/31	United States	1,700,000	1,641,452
[b,g] Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.877%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	630,000	631,935
[b,h] Sequoia Mortgage Trust, 2016-2, A4, 144A, FRN, 3.50%, 8/25/46	United States	1,953,713	1,956,144
[b] TCI-Flatiron CLO Ltd.,
[h] 2017-1A, A, 144A, FRN, 3.883%, 11/18/30	United States	2,000,000	1,995,220
[g] 2017-1A, B, 144A, FRN, 4.243%, (3-month USD LIBOR + 1.56%), 11/18/30	United States	2,000,000	1,969,060
[g] 2017-1A, C, 144A, FRN, 4.533%, (3-month USD LIBOR + 1.85%), 11/18/30	United States	1,200,000	1,149,336
[g] 2017-1A, D, 144A, FRN, 5.433%, (3-month USD LIBOR + 2.75%), 11/18/30	United States	250,000	237,428
[h] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 4.576%, 4/25/45	United States	20,104	20,432
[b] Towd Point Mortgage Trust,
[h] 2015-2, 2A1, 144A, FRN, 3.75%, 11/25/57	United States	314,692	316,610
[h] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	United States	1,676,063	1,656,325
[h] 2016-4, A1, 144A, FRN, 2.25%, 7/25/56	United States	1,078,787	1,063,262
[h] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	422,464	416,462

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b] Towd Point Mortgage Trust, (continued)
[h] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	1,289,554	$1,275,859
[h] 2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	1,264,161	1,250,635
[h] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	2,186,825	2,162,467
[g] 2017-5, A1, 144A, FRN, 3.077%, (1-month USD LIBOR + 0.60%), 2/25/57	United States	134,479	133,946
[h] 2018-1, A1, 144A, FRN, 3.00%, 1/25/58	United States	559,039	555,321
[h] 2018-2, A1, 144A, FRN, 3.25%, 3/25/58	United States	279,909	281,315
[h] 2018-4, A1, 144A, FRN, 3.00%, 6/25/58	United States	1,874,615	1,854,017
[h] 2018-5, A1A, 144A, FRN, 3.25%, 7/25/58	United States	607,990	608,419
[h] 2019-1, A1, 144A, FRN, 3.75%, 3/25/58	United States	2,470,984	2,521,569
[b] Voya CLO Ltd.,
[g] 2013-2A, A1R, 144A, FRN, 3.55%, (3-month USD LIBOR + 0.97%), 4/25/31	United States	7,300,000	7,200,355
[g] 2013-2A, BR, 144A, FRN, 4.43%, (3-month USD LIBOR + 1.85%), 4/25/31	United States	2,000,000	1,929,920
[g] 2014-1A, BR2, 144A, FRN, 4.501%, (3-month USD LIBOR + 1.90%), 4/18/31	United States	2,750,000	2,673,467
[h] 2016-3A, A2R, 144A, FRN, 4.001%, 10/18/31	United States	1,636,364	1,643,760
[g] 2017-2A, B, 144A, FRN, 4.947%, (3-month USD LIBOR + 2.35%), 6/07/30	United States	1,000,000	1,000,320
[h] 2018-4A, B, 144A, FRN, 4.554%, 1/15/32	United States	474,026	475,524
[b,g] Webster Park CLO Ltd., 2015-1A, BR, 144A, FRN, 4.392%, (3-month USD LIBOR + 1.80%), 7/20/30	United States	2,000,000	1,937,520
Wells Fargo Commercial Mortgage Trust, 2016-NXS6, A4, 2.918%, 11/15/49	United States	1,500,000	1,479,282
[b,h] Wells Fargo Mortgage Backed Securities, 2018-1, A3, 144A, FRN, 3.50%, 7/25/47	United States	867,924	875,032
[b,g] West CLO Ltd., 2014-1A, A2R, 144A, FRN, 3.951%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	170,000	169,471

			312,164,555

Real Estate 0.2%
[b] American Homes 4 Rent, 2014-SFR3, A, 144A, 3.678%, 12/17/36	United States	747,409	764,720

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $317,117,678)			314,433,738

Municipal Bonds 0.2%
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/25	United States	100,000	118,552
Citizens Property Insurance Corp. Revenue, Coastal Account, senior secured, Series A-1, 5.00%, 6/01/22	United States	125,000	135,045
Colorado State Board of Governors University Enterprise System Revenue, Green Bonds, Series E-2, 5.00%, 3/01/25	United States	100,000	118,157
Orlando Health Obligated Group, 3.777%, 10/01/28	United States	105,000	106,475
Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	15,000	14,345
San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.226%, 8/01/27	United States	190,000	192,580
Teays Valley Local School District GO, Pickaway Fairfield and Franklin Counties, Refunding, 4.00%, 12/01/26	United States	100,000	108,758

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Municipal Bonds (continued)
Texas State GO, Transportation Commission Highway Improvement, Series A, 5.00%, 4/01/21	United States	5,000	$5,319

Total Municipal Bonds (Cost $778,837)			799,231

	Number of Contracts	Notional Amount*
Options Purchased 0.0%†
Puts - Over-the-Counter
Credit Default Swaptions 0.0%†
Buy protection on CDX.NA.HY.31, Premium Rate 5.00%, Strike Price $105, Counterparty JPHQ, Expires 6/19/19	1	9,800,000	16,797
Buy Protection on CDX.NA.HY.32, Premium Rate 5.00%, Strike Price $106, Counterparty JPHQ, Expires 7/17/19	1	8,000,000	50,752
Buy protection on CDX.NA.IG.31, Premium Rate 1.00%, Strike Price $67.50, Counterparty CITI, Expires 5/15/19	1	10,000,000	470
Buy protection on CDX.NA.IG.31, Premium Rate 1.00%, Strike Price $72.50, Counterparty JPHQ, Expires 6/19/19	1	10,000,000	1,890
Buy Protection on CDX.NA.IG.32, Premium Rate 1.00%, Strike Price $62.50, Counterparty BNDP, Expires 7/17/19	1	24,000,000	41,376

			111,285

Interest Rate Swaptions 0.0%†
Receive float 3 month USD LIBOR, pay fixed 2.25%, Counterparty CITI, Expires 6/28/19	1	17,400,000	26,239

Total Options Purchased (Cost $335,689)			137,524

Total Investments before Short Term Investments (Cost $438,673,669)			436,748,235

	Country	Shares
Short Term Investments (Cost $77,861,898) 15.4%

Money Market Funds 15.4%
[j,k] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	77,861,898	77,861,898

Total Investments (Cost $516,535,567) 101.5%			514,610,133
Options Written (0.0)%†			(30,265)
Other Assets, less Liabilities (1.5)%			(7,363,083)

Net Assets 100.0%			$507,216,785

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

	Number of Contracts	Notional Amount*	Value
[l] Options Written (0.0)%†
Puts - Over-the-Counter
Credit Default Swaptions (0.0)%†
Buy protection on CDX.NA.HY.31, Premium Rate 5.00%, Strike Price $101.50, Counterparty JPHQ, Expires 6/19/19	1	9,800,000	$(6,017)
Buy Protection on CDX.NA.HY.32, Premium Rate 5.00%, Strike Price $102, Counterparty JPHQ, Expires 7/17/19	1	8,000,000	(14,192)
Buy Protection on CDX.NA.IG.32, Premium Rate 1.00%, Strike Price $85, Counterparty BNDP, Expires 7/17/19	1	24,000,000	(10,056)

Total Options Written (Premiums received $57,620)			$(30,265)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $21,490,700, representing 4.2% of net assets.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $250,614,584, representing 49.4% of net assets.

cThe coupon rate shown represents the rate at period end.

dSee Note 1(e) regarding loan participation notes.

ePerpetual security with no stated maturity date.

fPrincipal amount of security is adjusted for inflation. See Note 1(h).

gThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

hAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

iInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

jSee Note 3(f) regarding investments in affiliated management investment companies.

kThe rate shown is the annualized seven-day effective yield at period end.

lSee Note 1(c) regarding written options.

franklintempleton.com	Annual Report	29

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

At April 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Australian 10 Yr. Bond	Long	79	$7,704,233	6/17/19	$ 130,906
Canadian 10 Yr. Bond	Long	70	7,221,592	6/19/19	98,154
Euro BOBL	Short	40	5,964,303	6/06/19	(30,095)
Euro-Bund	Short	5	927,141	6/06/19	(10,156)
U.S. Treasury 10 Yr. Note	Short	80	9,893,750	6/19/19	(90,110)
U.S. Treasury 2 Yr. Note	Short	106	22,578,828	6/28/19	(68,035)
U.S. Treasury 30 Yr. Bond	Short	13	1,917,094	6/19/19	(11,268)
U.S. Treasury 5 Yr. Note	Short	349	40,358,578	6/28/19	(278,553)
Ultra 10 Yr. U.S. Treasury Note	Short	71	9,356,469	6/19/19	(112,144)

Total Futures Contracts					$(371,301)

*As of period end.

At April 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Chinese Yuan Renminbi	JPHQ	Buy	8,800,000	1,312,181		5/06/19	$—	$(5,826)
Chinese Yuan Renminbi	JPHQ	Sell	8,800,000	1,307,772		5/06/19	1,417	—
Canadian Dollar	UBSW	Sell	26,000	27,537	AUD	5/14/19	9	—
Indonesian Rupiah	JPHQ	Buy	22,436,500,000	1,576,261		5/28/19	—	(5,781)
South Korean Won	JPHQ	Sell	1,174,000,000	1,052,726		6/03/19	43,346	—
Swedish Krona	UBSW	Buy	16,135,000	1,739,660		6/04/19	—	(35,344)
Swedish Krona	UBSW	Sell	16,135,000	1,749,810		6/04/19	45,494	—
Canadian Dollar	UBSW	Sell	3,347,000	2,512,763		6/05/19	11,456	—
Mexican Peso	RBS	Buy	35,708,000	1,806,628		6/10/19	64,712	—
Mexican Peso	RBS	Sell	10,700,000	555,487		6/10/19	—	(5,265)
Japanese Yen	JPHQ	Buy	172,000,000	1,561,054		6/12/19	—	(11,076)
Japanese Yen	JPHQ	Buy	173,000,000	1,553,176		6/12/19	5,814	—
Polish Zloty	RBS	Buy	1,930,000	512,616		6/19/19	—	(6,754)
Polish Zloty	RBS	Sell	1,930,000	511,326		6/19/19	5,463	—
Mexican Peso	JPHQ	Buy	4,800,000	247,365		6/21/19	3,755	—
Australian Dollar	UBSW	Sell	5,050,000	3,580,097		7/01/19	13,207	—
Euro	UBSW	Sell	1,427,000	1,615,100		7/01/19	5,636	—
Norwegian Krone	UBSW	Buy	2,320,000	273,169		7/15/19	—	(3,454)
Norwegian Krone	UBSW	Sell	2,320,000	273,795		7/15/19	4,081	—
Chinese Yuan Renminbi	JPHQ	Sell	8,700,000	1,292,719		7/24/19	1,311	—
British Pound	JPHQ	Sell	86,300	115,081		8/15/19	1,916	—
Canadian Dollar	JPHQ	Sell	1,700,000	1,278,396		9/18/19	4,904	—
Euro	DBAB	Sell	120,000	137,078		9/18/19	816	—
Euro	JPHQ	Sell	400,000	450,690		9/18/19	—	(3,516)

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount*	Date	Appreciation	Depreciation

OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	4,550,000	5,196,328	9/18/19	$29,738	$—
Australian Dollar	JPHQ	Sell	1,520,000	1,093,575	10/11/19	17,082	—
Turkish Lira	JPHQ	Buy	2,600,000	399,969	10/18/19	—	(9,688)
Euro	DBAB	Buy	100,000	117,270	12/13/19	—	(2,901)
Euro	DBAB	Sell	800,000	934,000	12/13/19	19,049	—

Total Forward Exchange Contracts						$279,206	$(89,605)

Net unrealized appreciation (depreciation)						$189,601

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(c).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
The AES Corp.	(5.00)%	Quarterly	CITI	3/20/21	$2,750,000	$(260,197)	$(222,571)	$(37,626)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	6/20/24	2,600,000	(487,286)	(422,995)	(64,291)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/19	400,000	(14,309)	(10,688)	(3,621)
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	12/20/19	130,000	(4,650)	(3,429)	(1,221)
Boyd Gaming Corp.	(5.00)%	Quarterly	BZWS	6/20/22	525,000	(75,103)	(62,211)	(12,892)
Centurylink Inc.	(5.00)%	Quarterly	BZWS	6/20/21	4,700,000	(406,052)	(238,403)	(167,649)
Dish DBS Corp.	(5.00)%	Quarterly	BZWS	12/20/20	175,000	(11,017)	(8,354)	(2,663)
Dish DBS Corp.	(5.00)%	Quarterly	JPHQ	6/20/21	470,000	(34,071)	(14,741)	(19,330)
Energy Transfer LP	(5.00)%	Quarterly	MSCO	12/20/20	750,000	(63,058)	(51,857)	(11,201)
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	700,000	(1,700)	6,314	(8,014)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	166,667	2,483	4,990	(2,507)
HCA Inc.	(5.00)%	Quarterly	FBCO	3/20/22	2,050,000	(271,640)	(216,960)	(54,680)
KB Home	(5.00)%	Quarterly	JPHQ	3/20/20	100,000	(4,797)	(3,169)	(1,628)
Nabors Industries Inc.	(1.00)%	Quarterly	CITI	12/20/21	805,000	26,610	32,434	(5,824)
Nabors Industries Inc.	(1.00)%	Quarterly	CITI	12/20/21	245,000	8,098	7,935	163
Navient Corp.	(5.00)%	Quarterly	GSCO	3/20/20	1,800,000	(83,781)	(62,910)	(20,871)
Navient Corp.	(5.00)%	Quarterly	JPHQ	3/20/20	2,860,000	(133,119)	(100,019)	(33,100)
PHH Corp.	(5.00)%	Quarterly	BZWS	9/20/19	200,000	(4,906)	(351)	(4,555)
Sanmina Corp.	(5.00)%	Quarterly	BZWS	6/20/19	100,000	(1,240)	(601)	(639)
Universal Health Services Inc.	(5.00)%	Quarterly	BZWS	9/20/19	50,000	(1,252)	(813)	(439)
Contracts to Sell Protection[c,d]
Single Name
American Tower Corp.	1.00%	Quarterly	GSCO	3/20/21	$100,000	$130	$(708)	$838	BBB-
Dish DBS Corp.	5.00%	Quarterly	BZWS	12/20/22	175,000	7,358	6,579	779	B-

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Single Name (continued)
Dish DBS Corp.	5.00%	Quarterly	JPHQ	6/20/23	$470,000	$11,635	$(5,150)	$16,785	B-
Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	6/20/24	2,600,000	34,257	18,335	15,922	BBB+
Government of Argentina	5.00%	Quarterly	BZWS	6/20/23	330,000	(66,222)	(69,163)	2,941	B
Government of Argentina	5.00%	Quarterly	CITI	12/20/23	630,000	(132,289)	(33,119)	(99,170)	B
Government of Indonesia	1.00%	Quarterly	CITI	6/20/24	1,025,000	3,682	(3,436)	7,118	BBB-
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	700,000	(17,272)	(27,688)	10,416	NR
Government of Russia	1.00%	Quarterly	BNDP	6/20/24	620,000	(6,546)	(8,268)	1,722	BBB-
Morgan Stanley	1.00%	Quarterly	JPHQ	6/20/24	2,600,000	48,093	36,908	11,185	BBB+
Nabors Industries Inc.	1.00%	Quarterly	CITI	12/20/23	1,050,000	(134,372)	(145,854)	11,482	BB
Sprint Communications Inc.	5.00%	Quarterly	JPHQ	9/20/20	12,000	724	—	724	B
Traded Index
[e]BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	300,000	4,371	—	4,371	Non-
									Invest-
									ment
									Grade
[e]BNP Paribas Bespoke Rodez
Index, Mezzanine Tranche
5-7%	2.00%	Quarterly	BNDP	12/20/20	500,000	4,096	—	4,096	Non-
									Invest-
									ment
									Grade
[e]BNP Paribas Bespoke Rodez2
Index, Mezzanine Tranche
5-7%	3.20%	Quarterly	BNDP	12/20/20	340,000	10,225	—	10,225	Non-
									Invest-
									ment
									Grade
[e]Citibank Bespoke Bogota
Index, Mezzanine Tranche
7-10%	1.35%	Quarterly	CITI	6/20/20	1,650,000	15,378	—	15,378	Non-
									Invest-
									ment
									Grade
[e]Citibank Bespoke Boulder
Index, Mezzanine Tranche
5-10%	1.18%	Quarterly	CITI	12/20/19	3,000,000	7,718	—	7,718	Non-
									Invest-
									ment
									Grade

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e]Citibank Bespoke Boulder
Index, Mezzanine Tranche
5-15%	1.24%	Quarterly	CITI	12/20/19	$1,600,000	$8,064	$—	$8,064	Non-
									Invest-
									ment
									Grade
[e]Citibank Bespoke Broker
Index, Mezzanine Tranche
3-7%	1.30%	Quarterly	CITI	6/20/19	1,900,000	6,231	—	6,231	Non-
									Invest-
									ment
									Grade
[e]Citibank Bespoke Broker
Index, Mezzanine Tranche
3-7%	1.40%	Quarterly	CITI	6/20/19	1,500,000	5,298	—	5,298	Non-
									Invest-
									ment
									Grade
[e]Citibank Bespoke Cambridge
Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	500,000	(65,919)	(26,239)	(39,680)	Non-
									Invest-
									ment
									Grade
[e]Citibank Bespoke Lima Index,
Mezzanine Tranche 5-7%	2.13%	Quarterly	CITI	12/20/19	650,000	2,116	—	2,116	Non-
									Invest-
									ment
									Grade
[e]Citibank Bespoke Lisbon
Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	10,000	(289)	(166)	(123)	Non-
									Invest-
									ment
									Grade
[e]Citibank Bespoke Lisbon
Index, Mezzanine Tranche
3-7%	0.79%	Quarterly	CITI	6/20/19	1,100,000	397	—	397	Non-
									Invest-
									ment
									Grade
[e]Citibank Bespoke Palma Index,
Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	710,000	5,122	—	5,122	Non-
									Invest-
									ment
									Grade

franklintempleton.com	Annual Report	33

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e]Citibank Bespoke Singapore
Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	$770,000	$(86,748)	$(122,747)	$35,999	Non-
									Invest-
									ment
									Grade
[e]Citibank Bespoke Verona
Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	15,000	(1,711)	(966)	(745)	Non-
									Invest-
									ment
									Grade
[e]Citibank Bespoke Verona
Index, Mezzanine Tranche
7-15%	0.40%	Quarterly	CITI	12/20/19	280,000	581	—	581	Non-
									Invest-
									ment
									Grade
MCDX.NA.30	1.00%	Quarterly	CITI	6/20/28	2,000,000	48,430	18,445	29,985	Invest- ment
									Grade
									Invest-
MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	12,200,000	215,260	116,790	98,470	ment Grade

Total Credit Default Swap Contracts						$(1,893,189)	$(1,614,846)	$(278,343)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

At April 30, 2019, the Fund had the following cross-currency swap contracts outstanding. See Note 1(c).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 1.894%	Quarterly			2,460,000	USD
Pay Fixed 1.50%	Annual	CITI	5/04/21	2,000,000	EUR	$209,322

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Cross-Currency Swap Contracts (continued)

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts (continued)
Receive Floating 3-month USD LIBOR + 1.850%	Quarterly			617,500	USD
Pay Fixed 1.50%	Annual	CITI	5/04/21	500,000	EUR	$ 54,260
Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			232,400	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	200,000	EUR	6,059
Receive Floating 3-month USD LIBOR + 1.303%	Quarterly			496,000	USD
Pay Fixed 1.00%	Annual	JPHQ	5/04/21	400,000	EUR	46,274
Receive Floating 3-month USD LIBOR + 0.849%	Quarterly			3,472,000	USD
Pay Fixed 0.75%	Annual	DBAB	9/14/22	2,800,000	EUR	344,512

Total Cross Currency Swap Contracts						$660,427

At April 30, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.788%	Semi-Annual	3/26/23	$7,900,000	$(144,366)	$ —	$(144,366)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.79%	Semi-Annual	3/28/23	7,900,000	(145,283)	—	(145,283)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.713%	Semi-Annual	3/29/23	4,700,000	(71,897)	—	(71,897)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.806%	Semi-Annual	4/17/23	5,800,000	(110,967)	—	(110,967)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.00%	Semi-Annual	6/20/25	11,100,000	180,018	553,194	(373,176)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.082%	Semi-Annual	9/28/25	8,000,000	(345,523)	—	(345,523)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.225%	Semi-Annual	11/13/25	5,500,000	(337,171)	—	(337,171)

Total Interest Rate Swap Contracts				$(975,189)	$553,194	$(1,528,383)

At April 30, 2019, the Fund had the following inflation index swap contracts outstanding. See Note 1(c).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)

Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.079%	At maturity	9/18/24	$1,770,000	$1,002

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Inflation Index Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)

Centrally Cleared Swap Contracts (continued)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.35%	At maturity	9/20/26	$5,200,000	$(138,120)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.313%	At maturity	6/01/28	1,400,000	(31,216)

Total Inflation Index Swap Contracts				$(168,334)

At April 30, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	JPHQ	6/20/19	$17,550,000	$ 505,566
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	MSCO	6/20/19	630,000	18,937
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	CITI	9/20/19	4,200,000	94,235
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	9/20/19	3,300,000	70,224
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	JPHQ	9/20/19	9,030,000	367,121

Total Total Return Swap Contracts						$1,056,083

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 8 regarding other derivative information.

See Abbreviations on page 56.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Statements

Statement of Assets and Liabilities

April 30, 2019

Franklin Flexible Alpha Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$438,673,669
Cost - Non-controlled affiliates (Note 3f)	77,861,898

Value - Unaffiliated issuers	$436,748,235
Value - Non-controlled affiliates (Note 3f)	77,861,898
Restricted cash for OTC derivative contracts (Note 1d)	350,000
Foreign currency, at value (cost $176,361)	176,872
Receivables:
Investment securities sold	29,631
Capital shares sold	13,556
Interest	1,792,680
Deposits with brokers for:
OTC derivative contracts	680,000
Futures contracts	820,859
Centrally cleared swap contracts	1,249,016
OTC swap contracts (upfront payments $212,485)	248,730
Unrealized appreciation on OTC forward exchange contracts	279,206
Unrealized appreciation on OTC swap contracts	2,030,636
Other assets	1,126

Total assets	522,282,445

Liabilities:
Payables:
Investment securities purchased	162,028
Capital shares redeemed	9,872,838
Management fees	208,439
Distribution fees	523
Transfer agent fees	6,924
Distributions to shareholders	1,430,678
Variation margin on futures contracts	105,401
Variation margin on centrally cleared swap contracts	74,037
Deposits from brokers for:
OTC derivative contracts	350,000
OTC swap contracts (upfront receipts $1,856,384)	1,863,576
Funds advanced by custodian	185,709
Options written, at value (premiums received $57,620)	30,265
Unrealized depreciation on OTC forward exchange contracts	89,605
Unrealized depreciation on OTC swap contracts	592,469
Accrued expenses and other liabilities	93,168

Total liabilities	15,065,660

Net assets, at value	$507,216,785

Net assets consist of:
Paid-in capital	$510,708,346
Total distributable earnings (loss)	(3,491,561)

Net assets, at value	$507,216,785

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

April 30, 2019

Franklin Flexible Alpha Bond Fund

Class A:
Net assets, at value	$ 1,457,621

Shares outstanding	150,249

Net asset value per share[a]	$9.70

Maximum offering price per share (net asset value per share ÷ 96.25%)	$10.08

Class C:
Net assets, at value	$ 368,100

Shares outstanding	38,195

Net asset value and maximum offering price per share[a]	$9.64

Class R:
Net assets, at value	$ 83,197

Shares outstanding	8,586

Net asset value and maximum offering price per share	$9.69

Class R6:
Net assets, at value	$504,874,698

Shares outstanding	51,989,012

Net asset value and maximum offering price per share	$9.71

Advisor Class:
Net assets, at value	$ 433,169

Shares outstanding	44,672

Net asset value and maximum offering price per share	$9.70

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Operations

for the year ended April 30, 2019

Franklin Flexible Alpha Bond Fund

Investment income:
Dividends:
Unaffiliated issuers	$ 209,204
Non-controlled affiliates (Note 3f)	1,286,983
Interest: (net of foreign taxes)~
Unaffiliated issuers	12,686,283

Total investment income	14,182,470

Expenses:
Management fees (Note 3a)	2,134,980
Distribution fees: (Note 3c)
Class A	4,259
Class C	1,913
Class R	338
Transfer agent fees: (Note 3e)
Class A	4,034
Class C	797
Class R	178
Class R6	77,410
Advisor Class	1,076
Custodian fees (Note 4)	14,219
Reports to shareholders	5,299
Registration and filing fees	81,512
Professional fees	96,105
Trustees’ fees and expenses	3,703
Other	135,451

Total expenses	2,561,274
Expense reductions (Note 4)	(1,692)
Expenses waived/paid by affiliates (Note 3f and 3g)	(245,137)

Net expenses	2,314,445

Net investment income	11,868,025

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,067,398)
Written options	45,360
Foreign currency transactions	(114,146)
Forward exchange contracts	474,291
Futures contracts	(991,042)
TBA sale commitments	(2,027)
Swap contracts	711,463

Net realized gain (loss)	(943,499)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(294,296)
Translation of other assets and liabilities denominated in foreign currencies	2,504
Forward exchange contracts	213,188
Written options	22,575
Futures contracts	(494,189)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	39

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the year ended April 30, 2019

Franklin Flexible Alpha Bond Fund

TBA sale commitments	2,227
Swap contracts	(541,588)

Net change in unrealized appreciation (depreciation)	(1,089,579)

Net realized and unrealized gain (loss)	(2,033,078)

Net increase (decrease) in net assets resulting from operations	$ 9,834,947

~Foreign taxes withheld on interest	$238

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Flexible Alpha Bond Fund

	Year Ended April 30,
	2019	2018
Increase (decrease) in net assets:
Operations:
Net investment income	$ 11,868,025	$ 1,642,692
Net realized gain (loss)	(943,499)	1,033,175
Net change in unrealized appreciation (depreciation)	(1,089,579)	(1,558,393)

Net increase (decrease) in net assets resulting from operations	9,834,947	1,117,474

Distributions to shareholders: (Note 1h)
Class A	(41,958)	(103,600)
Class C	(7,107)	(3,159)
Class R	(1,752)	(745)
Class R6	(12,371,974)	(1,711,598)
Advisor Class	(11,924)	(6,239)

Total distributions to shareholders	(12,434,715)	(1,825,341)

Capital share transactions: (Note 2)
Class A	351,865	(9,288,308)
Class C	91,704	35,861
Class R	33,323	(9,156)
Class R6	296,632,582	211,478,984
Advisor Class	11,647	195,749

Total capital share transactions	297,121,121	202,413,130

Net increase (decrease) in net assets	294,521,353	201,705,263
Net assets:
Beginning of year	212,695,432	10,990,169

End of year (Note 1h)	$507,216,785	$212,695,432

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	41

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

Franklin Flexible Alpha Bond Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flexible Alpha Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and

Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d. Restricted Cash

At April 30, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales

franklintempleton.com	Annual Report	45

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

f. Mortgage Dollar Rolls (continued)

and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2019, the has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended April 30, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(102,670)
Class C	(2,927)
Class R	(695)
Class R6	(1,603,614)
Advisor Class	(5,822)
Distributions from net realized gains:
Class A	(930)
Class C	(232)
Class R	(50)
Class R6	(107,984)
Advisor Class	(417)

For the year ended April 30, 2018, undistributed net investment income included in net assets was $58,013.

2. Shares of Beneficial Interest

At April 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended April 30,
	2019		2018
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold[a]	146,054	$1,426,571	71,706	$705,410
Shares issued in reinvestment of distributions	4,309	41,654	2,584	25,433
Shares redeemed	(115,764)	(1,116,360)	(1,017,579)	(10,019,151)

Net increase (decrease)	34,599	$351,865	(943,289)	$(9,288,308)

Class C Shares:
Shares sold	21,517	$208,316	28,772	$281,596
Shares issued in reinvestment of distributions	735	7,066	318	3,106
Shares redeemed[a]	(12,740)	(123,678)	(25,418)	(248,841)

Net increase (decrease)	9,512	$91,704	3,672	$35,861

Class R Shares:
Shares sold	3,238	$31,606	—	$—
Shares issued in reinvestment of distributions	181	1,752	71	695
Shares redeemed	(3)	(35)	(1,001)	(9,851)

Net increase (decrease)	3,416	$33,323	(930)	$(9,156)

franklintempleton.com	Annual Report	47

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

2. Shares of Beneficial Interest (continued)

	Year Ended April 30,
	2019		2018
	Shares	Amount	Shares	Amount
Class R6 Shares:
Shares sold	31,582,771	$307,592,000	21,649,534	$212,625,650
Shares issued in reinvestment of distributions	29,382	284,707	9,792	96,166
Shares redeemed	(1,157,235)	(11,244,125)	(126,232)	(1,242,832)

Net increase (decrease)	30,454,918	$296,632,582	21,533,094	$211,478,984

Advisor Class Shares:

Shares sold	4,301	$41,736	19,425	$191,301
Shares issued in reinvestment of distributions	1,232	11,923	635	6,240
Shares redeemed	(4,298)	(42,012)	(181)	(1,792)

Net increase (decrease)	1,235	$11,647	19,879	$195,749

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.450%	Over $5 billion, up to and including $10 billion
0.445%	Over $10 billion, up to and including $15 billion
0.440%	Over $15 billion, up to and including $20 billion
0.435%	In excess of $20 billion

Under a subadvisory agreement, FT Instituitional, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

48	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$181
CDSC retained	$546

Effective March 1, 2019, certain front-end sales charges on Class A shares, if any, were lowered. Further details are disclosed in the Fund’s Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2019, the Fund paid transfer agent fees of $83,495, of which $83,233 was retained by Investor Services.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

3. Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	44,846,991	362,467,562	(329,452,655)	77,861,898	$77,861,898	$1,286,983	$ —	$ —

g.  Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.85% and for Class R6 do not exceed 0.81%, based on the average net assets of each class until August 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to September 1, 2018, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.85% based on the average net assets of the class.

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the new transfer agent fee arrangement effective November 1, 2017 will not increase the fees retained by more than 0.02% based on the average net assets of the class. Investor Services discontinued the waiver effective October 31, 2018.

h.  Other Affiliated Transactions

At April 30, 2019, the shares of the Fund were owned by the following entities/investment companies:

	Shares	Percentage of Outstanding Shares[a]
Franklin Resources, Inc	41,816,072	80.0%
Franklin Total Return Fund	10,172,940	19.5%
	51,989,012	99.5%

aInvestment activities of significant shareholders could have a material impact on the Fund.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2019, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At April 30, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$1,069,279
Long term	2,264,409

Total capital loss carryforwards	$3,333,688

The tax character of distributions paid during the years ended April 30, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$11,879,347	$1,715,728
Long term capital gain	555,368	109,613
	$12,434,715	$1,825,341

At April 30, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$516,432,581

Unrealized appreciation	$6,937,414
Unrealized depreciation	(10,007,284)

Net unrealized appreciation (depreciation)	$(3,069,870)

Distributable earnings-undistributed ordinary income	$4,596,603

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, swaps and financial futures transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2019, aggregated $348,007,267 and $78,955,568, respectively.

7. Credit Risk

At April 30, 2019, the Fund had 12.7% of its portfolio invested in high yield securities, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

8.  Other Derivative Information

At April 30, 2019, the investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Investments in securities, at value	$ 26,239	[a]	Options written, at value	$ —

	Variation margin on futures contracts	229,060	[b]	Variation margin on futures contracts	600,361	[b]

	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	1,528,383	[b]

	Unrealized appreciation on OTC swap contracts	1,716,510		Unrealized depreciation on OTC swap contracts	—

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	279,206		Unrealized depreciation on OTC forward exchange contracts	89,605

Credit contracts	Investments in securities, at value	111,285	[a]	Options written, at value	30,265

	OTC swap contracts (upfront payments)	248,730		OTC swap contracts (upfront receipts)	1,863,576

	Unrealized appreciation on OTC swap contracts	314,126		Unrealized depreciation on OTC swap contracts	592,469

Inflation contracts	Variation margin on centrally cleared swap contracts	1,002	[b]	Variation margin on centrally cleared swap contracts	169,336	[b]
Totals		$ 2,926,158			$4,873,995

aPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

bThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended April 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Interest rate contracts	Investments	$(172,796)	[a]	Investments	$ (133,922)	[a]
	Written options	15,180		Written options	(1,380)
	Futures contracts	(991,042)		Futures contracts	(494,189)
	Swap contracts	(67,416)		Swap contracts	(131,781)
Foreign exchange contracts	Forward exchange contracts	474,291		Forward exchange contracts	213,188
Credit contracts	Investments	5,719	[a]	Investments	(96,299)	[a]
	Written options	30,180		Written options	23,955
	Swap contracts	778,919		Swap contracts	(202,065)
Inflation contracts	Swap contracts	(40)		Swap contracts	(207,742)
Totals		$ 72,995			$(1,030,235)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

For the year ended April 30, 2019, the average month end notional amount of futures contracts, options and swap contracts and the average month end contract value for forward exchange contracts, were as follows:

Futures contracts	$106,181,424
Options	74,964,462	shares
Swap contracts	158,507,557
Forward exchange contracts	25,527,325

At April 30, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$ 279,206	$ 89,605
Options purchased	137,524	—
Options written	—	30,265
Swap contracts	2,279,366	2,456,045
Total	$2,696,096	$2,575,915

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At April 30, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BNDP	$ 61,790	$ (18,324)	$ —	$ —	$ 43,466
BZWS	32,019	(32,019)	—	—	—
CITI	800,311	(742,917)	—	—	57,394
DBAB	364,377	(2,901)	—	(350,000)	11,476
FBCO	—	—	—	—	—
GSCO	71,062	(71,062)	—	—	—
JPHQ	1,197,542	(720,519)	(267,634)	—	209,389
MSCO	18,937	(18,937)	—	—	—
RBS	70,175	(12,019)	—	—	58,156
UBSW	79,883	(38,798)	—	—	41,085
Total	$2,696,096	$(1,657,496)	$(267,634)	$(350,000)	$420,966

aAt April 30, 2019, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

8. Other Derivative Information (continued)

At April 30, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)
Counterparty
BNDP	$ 18,324	$ (18,324)	$ —	$ —	$ —
BZWS	621,250	(32,019)	—	(440,000)	149,231
CITI	742,917	(742,917)	—	—	—
DBAB	2,901	(2,901)	—	—	—
FBCO	271,640	—	—	(240,000)	31,640
GSCO	84,489	(71,062)	—	—	13,427
JPHQ	720,519	(720,519)	—	—	—
MSCO	63,058	(18,937)	—	—	44,121
RBS	12,019	(12,019)	—	—	—
UBSW	38,798	(38,798)	—	—	—
Total	$2,575,915	$(1,657,496)	$ —	$(680,000)	$238,419

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 56.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2019, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of April 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Management Investment Companies	$4,519,692	$—	$—	$4,519,692
Corporate Bonds	—	94,950,773	—	94,950,773
Foreign Government and Agency Securities	—	14,493,764	—	14,493,764
U.S. Government and Agency Securities	—	7,413,513	—	7,413,513
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	314,433,738	—	314,433,738
Municipal Bonds	—	799,231	—	799,231
Options Purchased	—	137,524	—	137,524
Short Term Investments	77,861,898	—	—	77,861,898
Total Investments in Securities	$82,381,590	$432,228,543	$—	$514,610,133

Other Financial Instruments:
Futures Contracts	$229,060	$—	$—	$229,060
Forward Exchange Contracts	—	279,206	—	279,206
Swap Contracts	—	2,031,638	—	2,031,638
Total Other Financial Instruments	$229,060	$2,310,844	$—	$2,539,904

Liabilities:
Other Financial Instruments:
Options Written	$—	$30,265	$—	$30,265
Futures Contracts	600,361	—	—	600,361
Forward Exchange Contracts	—	89,605	—	89,605
Swap Contracts	—	2,290,188	—	2,290,188
Total Other Financial Instruments	$600,361	$2,410,058	$—	$3,010,419

aFor detailed categories, see the accompanying Statement of Investments.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BNDP	BNP Paribas	AUD	Australian Dollar	CLO	Collateralized Loan Obligation
BZWS	Barclays Bank PLC	COP	Colombian Peso	CPI	Consumer Price Index
CITI	Citigroup, Inc.	DOP	Dominican Peso	ETF	Exchange Traded Fund
DBAB	Deutsche Bank AG	EUR	Euro	FHLMC	Federal Home Loan Mortgage Corp.
FBCO	Credit Suisse International	GBP	British Pound	FNMA	Federal National Mortgage Association
GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	FRN	Floating Rate Note
JPHQ	JP Morgan Chase & Co.	USD	United States Dollar	GO	General Obligation
MSCO	Morgan Stanley	UYU	Uruguayan Peso	IO	Interest Only
RBS	Royal Bank of Scotland PLC	ZAR	South African Rand	LIBOR	London InterBank Offered Rate
UBSW	UBS AG			RDA	Redevelopment Agency/Authority
				SFR	Single Family Revenue

Index
CDX.EM.Series number	CDX Emerging Markets Index
CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
MCDX.NA.Series number	MCDX North America Index

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FRANKLIN STRATEGIC SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of Franklin Flexible Alpha Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin Flexible Alpha Bond Fund (the “Fund”) as of April 30, 2019, the related statement of operations for the year ended April 30, 2019, the statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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FRANKLIN STRATEGIC SERIES

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $555,368 as a long term capital gain dividend for the fiscal year ended April 30, 2019.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $115,922 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended April 30, 2019.

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $9,731,236 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended April 30, 2019.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present);member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since March 2019	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	136	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

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FRANKLIN STRATEGIC SERIES

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and, Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 28 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of nine of the investment companies in Franklin Templeton (since December 2018).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and effective May 21, 2019, designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Flexible Alpha Bond Fund

(Fund)

At an in-person meeting held on April 16, 2019 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of the Fund and the investment sub-advisory agreement between FAI and Franklin Templeton Institutional, LLC (Sub-Adviser), an affiliate of FAI, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. FAI and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such

Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional alternative credit focus funds. The Fund commenced operations on August 3, 2015, and thus has been in operation for less than five years. The Board noted that the Fund’s annualized income return for the one- and three-year periods was below the median of its Performance Universe. The Board noted that the Fund’s annualized total return for the three-year period was below the median of its Performance Universe, but for the one-year period was above the median and in the second quintile of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory, especially given its short period of operation.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group).

Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 12 other alternative credit focus funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s actual total expense ratio reflected a fee waiver from management and that the Sub-Adviser was paid by FAI out of the management fee FAI received from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, Pricewaterhouse-Coopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates

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FRANKLIN FLEXIBLE ALPHA BOND FUND

SHAREHOLDER INFORMATION

may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Flexible Alpha Bond Fund
Investment Manager
Franklin Advisers, Inc.
Subadvisor
Franklin Templeton Institutional, LLC
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236
franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	953 A 06/19

FRANKLIN TEMPLETON

Annual Report
and Shareholder Letter

April 30, 2019

Franklin Strategic Income Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended April 30, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, and the unemployment rate declined.

During the period, markets reflected concerns about the U.S. Federal Reserve’s (Fed’s) interest-rate path, U.S. political uncertainties and U.S.-China trade disputes, but these concerns were mitigated by the Fed’s patient monetary policy stance and investor optimism about a trade deal. Within this environment, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, had a positive total return for the 12-month period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Income Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Contents

Annual Report

Franklin Strategic Income Fund	3

Performance Summary	7

Your Fund’s Expenses	10

Consolidated Financial Highlights and Consolidated Statement of Investments	11

Consolidated Financial Statements	43

Notes to Consolidated Financial Statements	48

Report of Independent Registered Public Accounting Firm	67

Board Members and Officers	68

Shareholder Information	72

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Annual Report	franklintempleton.com

Annual Report

Franklin Strategic Income Fund

This annual report for Franklin Strategic Income Fund covers the fiscal year ended April 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets.

The Fund may invest in all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities.

Performance Overview

The Fund’s Class A shares posted a +4.52% cumulative total return for the 12 months under review. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed rate taxable bond market, posted a +5.29% total return.1 The Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade, posted a +3.93% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy grew during the 12-month period. The economy expanded at a faster rate in 2019’s first quarter after moderating in the previous two quarters. Growth in consumer spending, inventory investment, exports, state and local government spending and business investment was partly offset by declines in housing investment and federal government spending. The manufacturing and services sectors expanded during the period. The unemployment rate decreased from 3.9% in April 2018 to 3.6% at period-end.3 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.5% in April 2018 to 2.0% at period-end.3

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% three times during the period, to 2.25%–2.50%, and continued reducing its balance sheet as part of its plan to normalize monetary policy. At its March 2019 meeting, the Fed held its target range for the federal funds rate unchanged and signaled no rate hike in 2019. The Fed also lowered its forecasts for economic growth in 2019 and 2020. Furthermore, the Fed mentioned it would end its balance sheet normalization by the end of September 2019.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period. The yield rose to multi-year highs several times in 2018 amid investor concerns about higher inflation and the Fed’s interest-rate path. Concerns that other central banks might scale back monetary stimulus, several better-than-expected U.S. economic reports and optimism surrounding trade talks between the U.S. and China also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., tensions between the U.S. and North Korea, U.S. trade disputes with China and other trading partners, slower domestic and global economic growth, and the Fed’s indications of a patient approach to its monetary policy

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 4/30/19, this category consisted of 328 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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FRANKLIN STRATEGIC INCOME FUND

decisions. Overall, the 10-year Treasury yield declined from 2.95% at the beginning of the period to 2.51% at period-end.

Portfolio Composition*

Based on Consolidated Net Assets

4/30/19

High-Yield Corporate Bonds	26.2%

Mortgage-Backed Securities	20.9%

Floating-Rate Loans	19.3%

Investment-Grade Corporate Bonds	11.3%

International Government & Agency Bonds	9.8%

Collateralized Loan Obligations	9.4%

Interest-Rate Derivatives	6.4%

U.S. Treasuries	3.3%

Commercial Mortgage-Backed Securities	2.7%

Treasury Inflation-Protected Securities	2.5%

Municipal Bonds	2.3%

Asset-Backed Securities	2.1%

Other	1.2%

Marketplace Loans	0.5%

Covered Bonds	0.1%

Short-Term Investments & Other Net Assets	-3.6%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The composition may not match the SOI.

Investment Strategy

We use an active asset allocation strategy to try to achieve the Fund’s investment goals. We employ a top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We regularly enter into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts and currency options. We may also enter into interest-rate and credit-related transactions involving derivative instruments, including interest-rate, fixed income total return and credit default swaps and interest rate and/or bond futures contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

For global fixed income markets, the first half of the 12 months under review were generally characterized by low levels of volatility, strong risk appetite and relatively low interest rates. The Fed raised its rates three times during the period in June, September and December of 2018 citing continued strength in the economy and strong labor conditions. Volatility and a generally pessimistic market tone in the last few months of 2018 gave way to improved market conditions in the first quarter of 2019. Global financial markets responded favorably to a dovish tilt in policy outlook by global central banks. Additionally, anticipation of an eventual U.S. trade deal with China, broad equity market recoveries and further restoration of risk appetite among global financial market participants contributed toward positive market sentiments as spreads across fixed income sectors generally trended lower during the first quarter of 2019. Outside the U.S., many major economies kept their interest rates unchanged.

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FRANKLIN STRATEGIC INCOME FUND

In this environment, high-yield corporate credit outpaced U.S. Treasuries on a duration-matched basis. Senior secured floating-rate loans, non-agency residential mortgage-backed securities (RMBS), investment-grade corporate credit and commercial mortgage-backed securities (CMBS) also delivered strong performance.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Dividend Distributions*

5/1/18–4/30/19

		Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class
May	3.11	2.79	2.92	3.39	3.31
June	3.46	3.12	3.25	3.79	3.67
July	3.61	3.29	3.41	3.92	3.81
August	3.61	3.27	3.40	3.94	3.82
September	3.61	3.31	3.43	3.90	3.79
October	3.62	3.14	3.38	3.97	3.84
November	3.53	3.22	3.33	3.82	3.72
December	3.53	3.23	3.34	3.82	3.72
January	3.54	3.20	3.32	3.86	3.75
February	3.49	3.18	3.30	3.78	3.68
March	3.50	3.20	3.32	3.79	3.67
April	3.50	3.19	3.32	3.80	3.69
Total	42.11	38.14	39.72	45.78	44.47

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

During the period, the Fund’s U.S. duration exposure was a significant boost to performance. Additionally, our exposure to high-yield corporate credit also added to results. Senior secured floating rate loans, tax-exempt municipal bonds and investment-grade corporate credit also benefited returns. In contrast, our exposure to foreign currencies, fixed-rate agency mortgage-backed securities (MBS) and sovereign emerging markets securities detracted from performance.

What is the yield curve?

A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Our largest allocation is in corporate credit inclusive of high-yield and investment-grade corporate credit, senior secured floating rate bank loans and collateralized loan obligations (CLOs), with most of the exposure in below investment-grade corporate securities. We pared our investment-grade and high-yield corporate credit exposures over the period, while increasing our allocation to CLOs and senior secured floating-rate loans. We increased our RMBS allocation as we prefer to remain allocated to the seasoned credit risk transfer where fundamental and technical forces remain positive.

Our foreign currency exposure was held through a basket of developed-market shorts with major positions in the Australian dollar, Canadian dollar and South Korean won versus a basket of emerging market long positions with major positions in Indonesian rupiah, Brazilian Real and Mexican peso.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

Sonal Desai, Ph.D.

Roger A. Bayston, CFA

Patricia O’Connor, CFA Portfolio Management Team

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FRANKLIN STRATEGIC INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC INCOME FUND

Performance Summary as of April 30, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4

1-Year	+4.52%	+0.65%

5-Year	+10.80%	+1.30%

10-Year	+74.56%	+5.33%

Advisor

1-Year	+4.88%	+4.88%

5-Year	+12.18%	+2.33%

10-Year	+78.89%	+5.99%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with fee waiver)	(without fee waiver)
A	4.22%	4.33%	4.31%

Advisor	4.62%	4.76%	4.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/09–4/30/19)

Advisor Class (5/1/09–4/30/19)

See page 9 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

Distributions (5/1/18–4/30/19)

Share Class	Net Investment Income
A	$0.4211
C	$0.3814
R	$0.3972
R6	$0.4578
Advisor	$0.4447

Total Annual Operating Expenses9

	With Fee	Without Fee
Share Class	Waiver	Waiver
A	0.88%	0.93%
Advisor	0.63%	0.68%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating-rate loans and high-yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on the sum of the respective class’s dividend distributions over the past 12 months and the maximum offering price (NAV for Advisor Class) per share on 4/30/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity, and must be rated investment grade (Baa3/BBB-/BBB- or above) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

8. Source: Lipper, a Thomson Reuters Company. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/19, there were 328 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown. See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN STRATEGIC INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 11/1/18	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Ending Account Value 4/30/19	Expenses Paid During Period 11/1/18–4/30/19[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,040.90	$4.25	$1,020.63	$4.21	0.84%
C	$1,000	$1,038.90	$6.27	$1,018.65	$6.21	1.24%
R	$1,000	$1,039.80	$5.51	$1,019.39	$5.46	1.09%
R6	$1,000	$1,043.90	$2.28	$1,022.56	$2.26	0.45%
Advisor	$1,000	$1,042.10	$2.99	$1,021.87	$2.96	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN STRATEGIC SERIES

Consolidated Financial Highlights

Franklin Strategic Income Fund

	Year Ended April 30,
	2019		2018	2017	2016	2015
Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.61		$ 9.84	$ 9.32	$10.04	$10.57

Income from investment operations[a]:

Net investment income[b]	0.42		0.39	0.39	0.42	0.42

Net realized and unrealized gains (losses)	—	[c]	(0.32)	0.30	(0.74)	(0.30)

Total from investment operations	0.42		0.07	0.69	(0.32)	0.12

Less distributions from:

Net investment income and net foreign currency gains	(0.42)		(0.30)	(0.17)	(0.40)	(0.55)

Net realized gains	—		—	—	—	(0.10)

Total distributions	(0.42)		(0.30)	(0.17)	(0.40)	(0.65)

Net asset value, end of year	$ 9.61		$ 9.61	$ 9.84	$ 9.32	$10.04

Total return[d]	4.52%		0.64%	7.50%	(3.14)%	1.16%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.89%		0.90%	0.88%	0.88%	0.86%

Expenses net of waiver and payments by affiliates[e]	0.84%		0.85%	0.82%	0.84%	0.85%

Net investment income	4.39%		3.93%	4.08%	4.44%	4.03%

Supplemental data

Net assets, end of year (000’s)	$3,131,799		$3,291,002	$3,833,786	$4,500,752	$5,242,844

Portfolio turnover rate	116.21%	[f]	115.94%	140.83%	88.04%	72.51%

Portfolio turnover rate excluding mortgage dollar rolls[g]	39.01%	[f]	47.40%	87.33%	48.33%	49.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2019		2018	2017	2016	2015
Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.60		$ 9.84	$ 9.31	$10.04	$10.57

Income from investment operations[a]:
Net investment income[b]	0.38		0.35	0.35	0.38	0.38
Net realized and unrealized gains (losses)	0.01		(0.33)	0.31	(0.75)	(0.30)

Total from investment operations	0.39		0.02	0.66	(0.37)	0.08

Less distributions from:
Net investment income and net foreign currency gains	(0.38)		(0.26)	(0.13)	(0.36)	(0.51)
Net realized gains	—		—	—	—	(0.10)

Total distributions	(0.38)		(0.26)	(0.13)	(0.36)	(0.61)

Net asset value, end of year	$ 9.61		$ 9.60	$ 9.84	$ 9.31	$10.04

Total return[c]	4.19%		0.14%	7.19%	(3.64)%	0.76%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.29%		1.30%	1.28%	1.28%	1.26%

Expenses net of waiver and payments by affiliates[d]	1.24%		1.25%	1.22%	1.24%	1.25%

Net investment income	3.99%		3.53%	3.68%	4.04%	3.63%

Supplemental data

Net assets, end of year (000’s)	$716,327		$1,078,890	$1,385,981	$1,645,852	$2,070,739

Portfolio turnover rate	116.21%	[e]	115.94%	140.83%	88.04%	72.51%

Portfolio turnover rate excluding mortgage dollar rolls[f]	39.01%	[e]	47.40%	87.33%	48.33%	49.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

fSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2019		2018	2017	2016	2015
Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.57		$ 9.81	$ 9.28	$10.01	$10.54

Income from investment operations[a]:

Net investment income[b]	0.39		0.36	0.37	0.39	0.39

Net realized and unrealized gains (losses)	0.01		(0.33)	0.31	(0.74)	(0.29)

Total from investment operations	0.40		0.03	0.68	(0.35)	0.10

Less distributions from:

Net investment income and net foreign currency gains	(0.40)		(0.27)	(0.15)	(0.38)	(0.53)

Net realized gains	—		—	—	—	(0.10)

Total distributions	(0.40)		(0.27)	(0.15)	(0.38)	(0.63)

Net asset value, end of year	$ 9.57		$ 9.57	$ 9.81	$ 9.28	$10.01

Total return	4.28%		0.29%	7.38%	(3.50)%	0.91%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.14%		1.15%	1.13%	1.13%	1.11%

Expenses net of waiver and payments by affiliates[c]	1.09%		1.10%	1.07%	1.09%	1.10%

Net investment income	4.14%		3.68%	3.83%	4.19%	3.78%

Supplemental data

Net assets, end of year (000’s)	$85,458		$105,692	$146,552	$181,671	$223,758

Portfolio turnover rate	116.21%	[d]	115.94%	140.83%	88.04%	72.51%

Portfolio turnover rate excluding mortgage dollar rolls[e]	39.01%	[d]	47.40%	87.33%	48.33%	49.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

eSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2019		2018	2017	2016	2015
Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.62		$ 9.86	$ 9.33	$10.05	$10.58

Income from investment operations[a]:
Net investment income[b]	0.45		0.43	0.43	0.46	0.46
Net realized and unrealized gains (losses)	0.02		(0.34)	0.31	(0.74)	(0.30)

Total from investment operations	0.47		0.09	0.74	(0.28)	0.16

Less distributions from:
Net investment income and net foreign currency gains	(0.46)		(0.33)	(0.21)	(0.44)	(0.59)
Net realized gains	—		—	—	—	(0.10)

Total distributions	(0.46)		(0.33)	(0.21)	(0.44)	(0.69)

Net asset value, end of year	$ 9.63		$ 9.62	$ 9.86	$ 9.33	$10.05

Total return	5.03%		0.95%	8.03%	(2.76)%	1.54%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.51%		0.50%	0.48%	0.49%	0.48%

Expenses net of waiver and payments by affiliates[c]	0.45%		0.45%	0.42%	0.45%	0.47%

Net investment income	4.78%		4.33%	4.48%	4.83%	4.41%

Supplemental data

Net assets, end of year (000’s)	$307,287		$433,068	$369,106	$286,503	$253,929

Portfolio turnover rate	116.21%	[d]	115.94%	140.83%	88.04%	72.51%

Portfolio turnover rate excluding mortgage dollar rolls[e]	39.01%	[d]	47.40%	87.33%	48.33%	49.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

eSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,
	2019		2018	2017	2016	2015
Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$9.62		$ 9.85	$ 9.33	$10.05	$10.58

Income from investment operations[a]:

Net investment income[b]	0.44		0.41	0.42	0.44	0.44

Net realized and unrealized gains (losses)	—	[c]	(0.32)	0.30	(0.74)	(0.29)

Total from investment operations	0.44		0.09	0.72	(0.30)	0.15

Less distributions from:

Net investment income and net foreign currency gains	(0.44)		(0.32)	(0.20)	(0.42)	(0.58)

Net realized gains	—		—	—	—	(0.10)

Total distributions	(0.44)		(0.32)	(0.20)	(0.42)	(0.68)

Net asset value, end of year	$ 9.62		$ 9.62	$ 9.85	$ 9.33	$10.05

Total return	4.88%		0.79%	7.76%	(2.89)%	1.41%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.64%		0.65%	0.63%	0.63%	0.61%

Expenses net of waiver and payments by affiliates[d]	0.59%		0.60%	0.57%	0.59%	0.60%

Net investment income	4.64%		4.18%	4.33%	4.69%	4.28%

Supplemental data

Net assets, end of year (000’s)	$608,317		$933,747	$1,070,103	$904,899	$1,130,796

Portfolio turnover rate	116.21%	[e]	115.94%	140.83%	88.04%	72.51%

Portfolio turnover rate excluding mortgage dollar rolls[f]	39.01%[e]		47.40%	87.33%	48.33%	49.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions. See Note 6.

fSee Note 1(i) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	15

FRANKLIN STRATEGIC SERIES

Consolidated Statement of Investments, April 30, 2019

Franklin Strategic Income Fund

	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 0.5%
Commercial & Professional Services 0.1%
a,aa Remington Outdoor Co. Inc.	United States	1,322,439	$ 2,909,366

Consumer Services 0.0%†
a,ab,b Turtle Bay Resort	United States	5,579,940	122,759

Energy 0.3%
[a] Birch Permian Holdings Inc.	United States	831,762	9,565,263
[a] Chaparral Energy Inc., A	United States	94,305	656,363
[a,c] Chaparral Energy Inc., A, 144A	United States	3,418	23,789
[a] Halcon Resources Corp.	United States	955,276	1,241,859
[a] Halcon Resources Corp., wts., 9/09/20	United States	75,770	591
[a] Midstates Petroleum Co. Inc.	United States	5,125	65,446
[a,b] Midstates Petroleum Co. Inc., wts., 4/21/20	United States	49,552	2
[a] Riviera Resources Inc.	United States	88,309	1,324,635
[a] Roan Resources Inc.	United States	88,309	500,712

			13,378,660

Materials 0.1%
[a,b,d] Appvion Operations Inc.	United States	331,325	4,615,489
[a] Verso Corp., A	United States	38,905	868,360
[a] Verso Corp., wts., 7/25/23	United States	4,095	17,813

			5,501,662

Retailing 0.0%†
[a,b,d] K2016470219 South Africa Ltd., A	South Africa	125,940,079	88,110
[a,b,d] K2016470219 South Africa Ltd., B	South Africa	12,532,821	8,768

			96,878

Software & Services 0.0%†
[a,b] WorkCapital BSD SARL, wts., 2/13/26	Brazil	6,000,000	750,000

Total Common Stocks and Other Equity Interests (Cost $64,996,831)			22,759,325

Management Investment Companies (Cost $218,117,419) 4.0%
Diversified Financials 4.0%
[e] Franklin Middle Tier Floating Rate Fund	United States	21,833,687	194,101,482

		Principal Amount*
Corporate Bonds 36.2%
Automobiles & Components 0.2%
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	10,000,000	10,449,650

Banks 2.0%
[c] Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	6,300,000	5,450,098
Bank of America Corp.,
senior bond, 3.248%, 10/21/27	United States	5,000,000	4,908,581
senior note, 3.50%, 4/19/26	United States	29,800,000	30,098,426
Citigroup Inc.,
senior note, 3.20%, 10/21/26	United States	20,000,000	19,641,924
sub. bond, 5.50%, 9/13/25	United States	10,000,000	11,048,024
sub. note, 4.05%, 7/30/22	United States	5,000,000	5,164,961

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Banks (continued)
[c] Intesa Sanpaolo SpA, senior note, 144A, 6.50%, 2/24/21	Italy	1,400,000		$ 1,467,130
JPMorgan Chase & Co.,
senior bond, 3.30%, 4/01/26	United States	3,200,000		3,202,411
sub. note, 3.875%, 9/10/24	United States	10,000,000		10,307,768
[f] Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	3,900,000	EUR	4,247,022

				95,536,345

Capital Goods 1.1%
[c] Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	15,000,000		14,475,000
CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	6,600,000		6,331,842
Legrand France SA, senior bond, 8.50%, 2/15/25	France	200,000		247,903
[g] Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	4,655,177		3,607,762
[c] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	14,600,000		14,800,750
[c] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	14,000,000		13,755,000

				53,218,257

Commercial & Professional Services 0.7%
United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	18,000,000		18,855,000
[c] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	19,300,000		17,104,625

				35,959,625

Consumer Durables & Apparel 1.0%
[c] Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	19,000,000		19,118,750
KB Home,
senior bond, 7.50%, 9/15/22	United States	5,000,000		5,512,500
senior note, 7.00%, 12/15/21	United States	10,000,000		10,737,500
PulteGroup Inc., senior bond, 5.00%, 1/15/27	United States	12,000,000		12,210,000

				47,578,750

Consumer Services 1.6%
[c] 1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 5.00%, 10/15/25	Canada	11,500,000		11,428,125
senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	4,000,000		3,952,180
[c] Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	13,200,000		13,530,000
[c] International Game Technology PLC, senior secured bond, 144A, 6.50%, 2/15/25	United States	11,200,000		11,942,000
[c] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
senior note, 144A, 5.00%, 6/01/24	United States	7,000,000		7,175,000
senior note, 144A, 5.25%, 6/01/26	United States	9,100,000		9,407,125
[c] Stars Group Holdings BV/Stars Group U.S. Co-Borrower LLC, senior note, 144A, 7.00%, 7/15/26	Canada	6,600,000		6,938,250
[c] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	13,700,000		13,867,003

				78,239,683

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Diversified Financials 2.1%
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	11,900,000	$ 11,779,744
The Goldman Sachs Group Inc.,
senior note, 3.50%, 1/23/25	United States	23,000,000	23,125,714
senior note, 3.75%, 2/25/26	United States	15,000,000	15,125,686
Morgan Stanley,
senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	10,000,000	10,003,784
senior note, 3.875%, 1/27/26	United States	32,300,000	33,121,711
Navient Corp., senior note, 6.125%, 3/25/24	United States	8,000,000	8,240,000

			101,396,639

Energy 4.4%
[c] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	7,852,000	6,036,225
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	8,800,000	9,889,000
senior secured note, first lien, 5.875%, 3/31/25	United States	8,200,000	8,856,000
Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	11,900,000	12,182,625
CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	11,076,000	11,089,845
Energy Transfer Operating LP,
senior bond, 5.20%, 2/01/22	United States	8,000,000	8,418,527
senior bond, 4.05%, 3/15/25	United States	1,300,000	1,321,475
senior note, 7.50%, 10/15/20	United States	11,000,000	11,704,316
Energy Transfer Partners LP/Regency Energy Finance Corp., senior note, 5.00%, 10/01/22	United States	10,000,000	10,531,277
[c,g] EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	12,855,122	10,744,697
Exxon Mobil Corp., senior note, 2.222%, 3/01/21	United States	3,000,000	2,990,233
[c,h] Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	20,000,000	20,146,300
Kinder Morgan Inc.,
senior bond, 4.30%, 6/01/25	United States	17,000,000	17,820,473
senior note, 3.15%, 1/15/23	United States	9,000,000	9,021,965
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	19,000,000	18,715,000
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	2,100,000	2,004,870
Sabine Pass Liquefaction LLC,
senior secured note, first lien, 5.625%, 2/01/21	United States	20,000,000	20,757,146
senior secured note, first lien, 5.625%, 3/01/25	United States	5,000,000	5,485,713
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	6,000,000	832,500
Sunoco LP/Sunoco Finance Corp., senior note, 4.875%, 1/15/23	United States	5,900,000	6,010,625
Weatherford International Ltd.,
senior note, 7.75%, 6/15/21	United States	9,000,000	7,965,000
senior note, 8.25%, 6/15/23	United States	7,000,000	4,865,000
[c] Woodside Finance Ltd., senior note, 144A, 3.70%, 9/15/26	Australia	5,400,000	5,316,945

			212,705,757

Food & Staples Retailing 0.6%
[c] Aramark Services Inc., senior bond, 144A, 5.00%, 2/01/28	United States	7,600,000	7,754,280
Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	21,900,000	22,145,663

			29,899,943

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Food, Beverage & Tobacco 1.2%
Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	2,000,000	$ 1,847,198
[c] Imperial Brands Finance PLC, senior note, 144A, 3.50%, 2/11/23	United Kingdom	20,400,000	20,458,528
[c] Lamb Weston Holdings Inc., senior note, 144A, 4.875%, 11/01/26	United States	16,500,000	16,830,000
[c] Post Holdings Inc.,
senior bond, 144A, 5.625%, 1/15/28	United States	10,000,000	10,155,600
senior note, 144A, 5.50%, 3/01/25	United States	8,000,000	8,220,000
Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	1,900,000	1,961,699

			59,473,025

Health Care Equipment & Services 1.6%
[c] Avantor Inc., senior secured note, first lien, 144A, 6.00%, 10/01/24	United States	15,000,000	15,689,063
Centene Corp.,
senior note, 4.75%, 5/15/22	United States	10,000,000	10,229,100
[c] senior note, 144A, 5.375%, 6/01/26	United States	8,600,000	8,997,750
CHS/Community Health Systems Inc.,
senior note, 6.875%, 2/01/22	United States	7,223,000	4,762,666
senior secured note, first lien, 6.25%, 3/31/23	United States	3,900,000	3,812,250
CVS Health Corp., senior bond, 4.30%, 3/25/28	United States	5,800,000	5,847,761
DaVita Inc.,
senior bond, 5.125%, 7/15/24	United States	10,000,000	10,025,000
senior bond, 5.00%, 5/01/25	United States	6,000,000	5,893,140
Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	2,700,000	2,817,940
HCA Inc., senior bond, 5.875%, 2/15/26	United States	3,000,000	3,231,570
[c] MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	6,300,000	6,441,750

			77,747,990

Materials 5.1%
ArcelorMittal,
senior note, 5.50%, 3/01/21	France	17,600,000	18,404,408
senior note, 6.125%, 6/01/25	France	2,700,000	3,016,406
[g] ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	1,300,000	1,306,500
[c] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	11,500,000	11,643,750
[c] BWAY Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	15,000,000	14,662,500
[c] Cemex SAB de CV,
senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	15,000,000	15,444,075
senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	4,000,000	4,168,220
The Chemours Co., senior note, 6.625%, 5/15/23	United States	10,860,000	11,291,142
Crown Americas LLC/Crown Americas Capital Corp. VI, senior note, 4.75%, 2/01/26	United States	7,100,000	7,233,125
[c] First Quantum Minerals Ltd.,
senior note, 144A, 7.00%, 2/15/21	Zambia	2,144,000	2,188,220
senior note, 144A, 7.25%, 4/01/23	Zambia	7,200,000	7,137,000
[c] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 5.125%, 3/15/23	Australia	3,600,000	3,690,000
senior note, 144A, 5.125%, 5/15/24	Australia	7,700,000	7,837,060
Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	15,000,000	14,943,750
[c] Glencore Funding LLC,
senior note, 144A, 4.125%, 5/30/23	Switzerland	5,000,000	5,110,597
senior note, 144A, 4.625%, 4/29/24	Switzerland	2,500,000	2,593,130

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials (continued)
[c] INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	10,000,000	$ 10,082,000
[c] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	6,900,000	5,554,500
[c] Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	3,800,000	3,201,500
[c] Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	14,000,000	14,262,500
[c] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	7,800,000	8,014,500
senior note, 144A, 5.875%, 8/15/23	United States	10,000,000	10,500,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Luxembourg SA,
senior secured note, first lien, 5.75%, 10/15/20	United States	5,427,003	5,450,068
[c] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	5,900,000	5,992,984
[c,i] senior secured note, first lien, 144A, FRN, 6.097%, (3-month USD LIBOR + 3.50%), 7/15/21	United States	6,500,000	6,540,625
[c] Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	11,300,000	11,780,250
senior note, 144A, 4.875%, 12/01/22	United States	5,000,000	5,181,250
[c] Sociedad Quimica y Minera de Chile SA, senior note, 144A, 3.625%, 4/03/23	Chile	1,500,000	1,518,420
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	9,700,000	10,039,500
senior note, 5.125%, 10/01/21	United States	5,000,000	5,037,500
[c] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	12,000,000	12,150,000

			245,975,480

Media & Entertainment 4.1%
[c] Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	3,000,000	3,041,250
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	8,500,000	8,654,062
[c] senior bond, 144A, 5.375%, 5/01/25	United States	13,000,000	13,487,500
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	3,000,000	3,075,000
senior note, 6.50%, 11/15/22	United States	5,000,000	5,137,500
[c] senior sub. note, 144A, 9.25%, 2/15/24	United States	1,600,000	1,726,000
[c] CSC Holdings LLC, senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	16,000,000	16,470,000
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	8,000,000	7,360,000
senior note, 5.875%, 11/15/24	United States	8,000,000	6,930,000
[j] iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	8,000,000	5,960,000
senior secured note, first lien, 9.00%, 9/15/22	United States	3,100,000	2,325,000
Netflix Inc.,
senior bond, 5.875%, 2/15/25	United States	5,000,000	5,403,125
senior bond, 4.375%, 11/15/26	United States	11,800,000	11,711,500
[c] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	17,000,000	17,300,900
Tegna Inc., senior note, 5.125%, 7/15/20	United States	4,000,000	4,025,000
Time Warner Inc., senior bond, 2.95%, 7/15/26	United States	25,400,000	24,382,757
[c] Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	16,000,000	16,640,000

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*		Value
Corporate Bonds (continued)
Media & Entertainment (continued)
[c] Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	18,000,000		$ 16,942,500
[c] Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24	United Kingdom	9,600,000	GBP	13,198,216
[c] Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	14,000,000		14,332,500

				198,102,810

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	25,000,000		25,271,562
[c] Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	3,100,000		3,146,500
senior note, 144A, 4.50%, 5/15/23	United States	8,000,000	EUR	9,076,347
senior note, 144A, 8.50%, 1/31/27	United States	5,000,000		5,459,375
senior note, first lien, 144A, 7.00%, 3/15/24	United States	2,100,000		2,218,125
[c] Bayer U.S. Finance II LLC, senior bond, 144A, 4.375%, 12/15/28	Germany	11,700,000		11,752,698
[c,g] Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	3,300,000		3,320,625
[c] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	11,000,000		8,442,500
senior note, 144A, 6.00%, 7/15/23	United States	1,637,000		1,342,340
[c] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	10,000,000		10,225,000
[c] SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	5,500,000		5,816,883

				86,071,955

Real Estate 1.2%
American Tower Corp., senior bond, 3.375%, 10/15/26	United States	28,900,000		28,475,238
Equinix Inc., senior bond, 5.375%, 4/01/23	United States	17,000,000		17,419,900
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	4,200,000		4,294,500
senior bond, 5.00%, 10/15/27	United States	5,700,000		5,728,500

				55,918,138

Retailing 0.3%
[b,d,g] K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	9,834,030		12,171
[b,d,g] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	2,108,028		77,835
[c] Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	5,300,000		5,266,981
[c] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23	United States	12,500,000		11,125,000

				16,481,987

Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	1,800,000		1,808,728
[c] Qorvo Inc., senior note, 144A, 5.50%, 7/15/26	United States	5,600,000		5,852,000

				7,660,728

Software & Services 0.4%
Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	8,400,000		8,656,826
[c] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	9,500,000		9,695,054

				18,351,880

franklintempleton.com	Annual Report	21

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Technology Hardware & Equipment 0.7%
[c] CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	16,600,000	$ 16,932,000
[c] Dell International LLC/EMC Corp.,
senior note, 144A, 5.875%, 6/15/21	United States	2,500,000	2,546,806
senior note, 144A, 7.125%, 6/15/24	United States	12,600,000	13,330,246
Juniper Networks Inc., senior bond, 5.95%, 3/15/41	United States	1,200,000	1,266,505
Tech Data Corp., senior bond, 4.95%, 2/15/27	United States	1,900,000	1,928,434

			36,003,991

Telecommunication Services 1.8%
[c] Digicel Group Two Ltd.,
senior note, 144A, 8.25%, 9/30/22	Bermuda	2,427,000	961,881
[g] senior note, 144A, PIK, 9.125%, 4/01/24	Bermuda	3,012,833	949,660
[c] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	10,000,000	8,815,500
Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	13,000,000	13,178,750
Sprint Communications Inc.,
senior note, 6.00%, 11/15/22	United States	10,000,000	10,087,500
[c] senior note, 144A, 7.00%, 3/01/20	United States	5,000,000	5,150,000
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	5,000,000	5,187,500
senior bond, 6.375%, 3/01/25	United States	13,000,000	13,548,730
senior note, 5.125%, 4/15/25	United States	6,000,000	6,202,500
Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	22,000,000	24,097,715

			88,179,736

Transportation 0.5%
[c] DAE Funding LLC,
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	4,000,000	4,060,000
senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	14,000,000	14,525,000
[c] Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	3,900,000	4,624,581
[f,h] RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	3,300,000	3,451,255

			26,660,836

Utilities 3.6%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	9,000,000	8,932,500
senior note, 5.375%, 1/15/23	United States	6,000,000	6,060,000
[c] Clearway Energy Operating LLC, senior note, 144A, 5.75%, 10/15/25	United States	12,800,000	13,136,000
Dominion Energy Inc., senior bond, 2.85%, 8/15/26	United States	11,400,000	10,931,418
[c,k] EDF SA,
junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	5,000,000	5,056,625
junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	25,000,000	25,490,750
Exelon Corp., senior bond, 3.95%, 6/15/25	United States	18,500,000	19,250,607
[c] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	4,800,000	4,434,000
[c] Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	9,200,000	9,323,234
The Southern Co., senior bond, 3.25%, 7/01/26	United States	24,200,000	23,905,678
[c] State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	12,800,000	12,772,672

22	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
[c] Talen Energy Supply LLC,
senior note, 144A, 9.50%, 7/15/22	United States	15,900,000	$17,410,500
senior note, 144A, 10.50%, 1/15/26	United States	3,000,000	3,142,500
[c] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.15%, 6/02/26	China	12,800,000	12,498,304
Virginia Electric & Power Co., senior bond, 6.35%, 11/30/37	United States	820,000	1,057,823

			173,402,611

Total Corporate Bonds (Cost $1,773,816,259)			1,755,015,816

[i,l] Senior Floating Rate Interests 11.9%
Automobiles & Components 0.1%
Allison Transmission Inc., Initial Term Loans, 4.479%, (1-month USD LIBOR + 2.00%), 3/29/26	United States	1,423,206	1,436,675
Thor Industries Inc., Initial USD Term Loans, 6.313%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	2,590,592	2,550,114

			3,986,789

Capital Goods 0.3%
Altra Industrial Motion Corp., Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	733,182	733,176
Doncasters U.S. Finance LLC, Second Lien Term Loan, 10.851%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	12,543,188	3,867,441
Harsco Corp., Term Loan B-2, 4.75%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	4,259,330	4,277,965
Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.983%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	3,404,855	3,353,782

			12,232,364

Commercial & Professional Services 0.2%
KAR Auction Services Inc., Tranche B-5 Term Loans, 5.125%, (3-month USD LIBOR + 2.50%), 3/09/23	United States	7,269,575	7,284,660
United Rentals North America Inc., Initial Term Loans, 4.233%, (1-month USD LIBOR + 1.75%), 10/30/25	United States	3,583,762	3,594,065
Ventia Pty. Ltd., Term B Loans (USD), 6.101%, (3-month USD LIBOR + 3.50%), 5/21/22	Australia	832,033	832,033

			11,710,758

Consumer Services 0.2%
Aristocrat Technologies Inc., Term B-3 Loans, 4.342%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	1,556,965	1,556,271
Avis Budget Car Rental LLC, Tranche B Term Loans, 4.49%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	6,327,748	6,272,412
Eldorado Resorts Inc., Initial Term Loan, 4.75%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	3,508,477	3,512,132

			11,340,815

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
[i,l] Senior Floating Rate Interests (continued)
Diversified Financials 0.2%
Asurion LLC, Second Lien Replacement B-2 Term Loans, 8.983%, (1-month USD LIBOR + 6.50%), 8/04/25	United States	636,940	$ 651,204
First Eagle Holdings Inc., Initial Term Loans, 5.351%, (3-month USD LIBOR + 2.75%), 12/01/24	United States	5,164,853	5,186,375
Trans Union LLC, 2017 Replacement Term A-2 Loans, 4.233%, (1-month USD LIBOR + 1.75%), 8/09/22	United States	3,408,400	3,408,400

			9,245,979

Energy 2.8%
Fieldwood Energy LLC, Closing Date Loans, 7.749%, (1-month USD LIBOR + 5.25%), 4/11/22	United States	74,097,871	71,844,035
Foresight Energy LLC, Term Loans, 8.379%, (3-month USD LIBOR + 5.75%), 3/28/22	United States	15,900,922	15,026,371
Utex Industries Inc.,
First Lien Initial Term Loan, 6.483%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	9,216,822	8,963,360
Second Lien Initial Term Loan, 9.733%, (1-month USD LIBOR + 7.25%), 5/20/22	United States	955,410	907,640
Wolverine Fuels Holding LLC,
First Lien Initial Term Loan, 8.379%, (3-month USD LIBOR + 5.75%), 8/14/20	United States	19,455,394	19,127,084
Second Lien Initial Term Loan, 13.379%, (3-month USD LIBOR + 10.75%), 2/16/21	United States	22,488,412	21,307,770

			137,176,260

Food & Staples Retailing 0.5%
Aramark Corp., U.S. Term B-3 Loan, 4.233%, (1-month USD LIBOR + 1.75%), 3/11/25	United States	3,656,382	3,657,907
Smart & Final Stores LLC, First Lien Term Loan, 6.129%, (3-month USD LIBOR + 3.50%), 11/15/22	United States	18,228,779	18,268,663

			21,926,570

Food, Beverage & Tobacco 1.1%
CSM Bakery Supplies LLC,
Second Lien Term Loan, 10.34%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	16,940,234	15,225,035
Term Loans, 6.59%, (3-month USD LIBOR + 4.00%), 7/03/20	United States	1,830,000	1,746,126
JBS USA Lux SA,
New Initial Term Loans, 4.98%, (1-month USD LIBOR + 2.50%), 10/30/22	United States	22,313,354	22,351,197
[m,n] Term Loan, TBD, 5/01/26	United States	14,729,802	14,779,780

			54,102,138

Health Care Equipment & Services 0.0%†
IQVIA Inc., Term B-3 Dollar Loans, 4.233%, (1-month USD LIBOR + 1.75%), 6/11/25	United States	1,451,686	1,448,446
U.S. Renal Care Inc., Initial Term Loan, 6.851%, (3-month USD LIBOR + 4.25%), 12/31/22	United States	978,473	980,552

			2,428,998

24	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
[i,l] Senior Floating Rate Interests (continued)
Household & Personal Products 0.9%
[b] FGI Operating Co. LLC (Freedom Group),
DDTL FILO, 10.129%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	2,605,664	$ 2,598,419
[g] Term Loan, PIK, 12.684%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	13,951,317	13,526,354
Term Loan FILO, 10.184%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	26,056,641	25,984,191

			42,108,964

Materials 1.1%
Appvion Operations Inc., Term Loan, 8.60%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	7,533,445	7,561,696
Ashland LLC, Term B Loan, 4.227% - 4.233%, (1-month USD LIBOR + 1.75%), 5/17/24	United States	3,998,772	4,001,272
Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 4.351%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	4,800,670	4,781,539
Chemours Co., Tranche B-2 US$ Term Loan, 4.24%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	11,443,554	11,413,457
Crown Americas LLC, Dollar Term B Loan, 4.482%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	530,376	534,810
Oxbow Carbon LLC,
Second Lien Term Loan, 9.983%, (1-month USD LIBOR + 7.50%), 1/04/24	United States	6,631,974	6,681,713
Tranche A Term Loan, 4.733%, (1-month USD LIBOR + 2.25%), 1/04/22	United States	11,921,875	11,862,265
Tranche B Term Loan, 5.983%, (1-month USD LIBOR + 3.50%), 1/04/23	United States	7,340,625	7,395,680

			54,232,432

Media & Entertainment 0.5%
Charter Communications Operating LLC, Term A-2 Loan, 3.99%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	8,732,121	8,721,206
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.723%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	12,699,430	12,683,556
Gray Television Inc., Term C Loan, 4.977%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	398,804	400,100
Lions Gate Capital Holdings LLC, Term A Loan, 4.483%, (1-month USD LIBOR + 2.00%), 3/22/23	Canada	2,541,660	2,506,712

			24,311,574

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, Initial Term Loans, 6.75%, (1-month USD LIBOR + 4.25%), 4/29/24	United States	9,661,003	9,600,507
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.674%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	12,791,599	12,825,752
Syneos Health Inc., Initial Term B Loans, 4.483%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	7,058,773	7,058,279
Valeant Pharmaceuticals International, Initial Term Loans, 5.474%, (1-month USD LIBOR + 3.00%), 6/02/25	United States	2,980,641	2,992,984

			32,477,522

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
[i,l] Senior Floating Rate Interests (continued)
Retailing 1.2%
[g] 99 Cents Only Stores,
First Lien Term Loan, PIK, 9.129%, (3-month USD LIBOR + 6.50%), 1/13/22	United States	3,766,144	$ 3,253,007
First Lien Term Loan, PIK, 9.151%, (6-month USD LIBOR + 6.50%), 1/13/22	United States	4,594,050	3,968,111
First Lien Term Loan, PIK, 11.00%, (Prime + 7.00%), 1/13/22	United States	1,774	1,532
Ascena Retail Group Inc., Tranche B Term Loan, 7.00%, (1-month USD LIBOR + 4.50%), 8/21/22	United States	34,153,335	29,554,930
General Nutrition Centers Inc.,
FILO Term Loan (ABL), 9.49%, (1-month USD LIBOR + 7.00%), 12/31/22	United States	2,706,793	2,739,275
Tranche B-2 Term Loans, 11.24%, (1-month USD LIBOR + 8.75%), 3/04/21	United States	10,168,853	9,700,628
Jo-Ann Stores Inc., Initial Loans, 7.592%, (3-month USD LIBOR + 5.00%), 10/23/23	United States	7,080,483	7,076,058
PETCO Animal Supplies Stores Inc., Second Amendment Term Loans, 5.833%, (3-month USD LIBOR + 3.25%), 1/26/23	United States	1,896,122	1,548,657
[m] PetSmart Inc., Amended Loan, 6.73%, (1-month USD LIBOR + 3.00%), 3/11/22	United States	630,374	609,449

			58,451,647

Semiconductors & Semiconductor Equipment 0.3%
MKS Instruments Inc.,
Tranche B-4 Term Loan, 4.483%, (1-month USD LIBOR + 2.00%), 4/29/23	United States	2,722,325	2,727,429
Tranche B-5 Term Loans, 4.733%, (1-month USD LIBOR + 2.25%), 2/01/26	United States	1,428,456	1,432,473
ON Semiconductor Corp., 2018 New Replacement Term B-3 Loans, 4.233%, (1-month USD LIBOR + 1.75%), 3/31/23	United States	11,425,542	11,395,196

			15,555,098

Software & Services 0.5%
LegalZoom.com Inc., 2018 Term Loans, 6.977%, (1-month USD LIBOR + 4.50%), 11/21/24	United States	1,094,702	1,101,517
Wex Inc., Term B-2 Loan, 4.733%, (1-month USD LIBOR + 2.25%), 7/01/23	United States	1,853,348	1,860,298
[b] WorkCapital BSD SARL, Loan, 18.688%, (3-month USD LIBOR + 16.00%), 11/29/21	Luxembourg	20,000,000	19,883,394

			22,845,209

Technology Hardware & Equipment 0.0%†
CommScope Inc., Initial Term Loans, 5.733%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	380,922	384,779

Telecommunication Services 0.3%
Global Tel*Link Corp., Second Lien Term Loan, 10.733%, (1-month USD LIBOR + 8.25%), 11/29/26	United States	3,245,755	3,193,687
Securus Technologies Holdings Inc., Second Lien Initial Loan, 10.733%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	10,588,688	10,359,263

			13,552,950

26	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*			Value
[i,l] Senior Floating Rate Interests (continued)
Transportation 0.7%
Air Canada, Term Loan, 4.479%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	410,166			$ 411,274
Allegiant Travel Co., Class B Term Loans, 7.233%, (3-month USD LIBOR + 4.50%), 2/05/24	United States	2,916,146			2,919,791
Hertz Corp., Tranche B-1 Term Loan, 5.24%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	8,905,975			8,904,861
International Seaways Operating Corp., Initial Term Loans, 8.49%, (1-month USD LIBOR + 6.00%), 6/22/22	United States	7,758,516			7,826,403
Navios Maritime Midstream Partners LP, Initial Term Loan, 7.14%, (3-month USD LIBOR + 4.50%), 6/18/20	Marshall Islands	13,027,190			12,620,091

					32,682,420

Utilities 0.3%
EFS Cogen Holdings I LLC (Linden), Term B Advance, 5.86%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	6,084,502			6,058,515
NRG Energy Inc., Term Loan B, 4.233%, (1-month USD LIBOR + 1.75%), 6/30/23	United States	8,392,675			8,402,159

					14,460,674

Total Senior Floating Rate Interests (Cost $582,626,074)					575,213,940

Foreign Government and Agency Securities 5.7%
[c] Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	16,800,000			17,616,564
[f] Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	6,300,000		EUR	6,896,353
Brazil Notas do Tesouro Nacional,
10.00%, 1/01/21	Brazil	97,200	[o]	BRL	25,872,242
10.00%, 1/01/23	Brazil	34,402	[o]	BRL	9,275,594
[p] Index Linked, 6.00%, 5/15/23	Brazil	19,500	[o]	BRL	17,269,542
[c] Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	40,700,000		DOP	805,402
[c] The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	16,000,000			15,838,888
Government of Colombia, senior bond, 9.85%, 6/28/27	Colombia	42,750,000,000		COP	16,377,615
[c] Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	10,750,000			10,390,198
Government of Indonesia,
senior bond, FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000		IDR	13,267,248
senior bond, FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000		IDR	2,536,378
senior bond, FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000		IDR	2,379,765
senior bond, FR44, 10.00%, 9/15/24	Indonesia	8,340,000,000		IDR	649,174
senior bond, FR56, 8.375%, 9/15/26	Indonesia	363,988,000,000		IDR	26,398,703
[c] Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	17,000,000			16,558,340
[c] Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	7,600,000			8,182,616
Government of Mexico, senior bond, M, 6.50%, 6/10/21	Mexico	3,990,000	[q]	MXN	20,465,981
Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	260,000,000		ZAR	15,297,007
[c] Government of Ukraine,
144A, 7.75%, 9/01/22	Ukraine	2,200,000			2,164,910
144A, 7.75%, 9/01/23	Ukraine	4,355,000			4,214,442
144A, 7.75%, 9/01/24	Ukraine	4,355,000			4,169,455
[a,r] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	9,990,000			6,406,038

franklintempleton.com	Annual Report	27

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
[c] Government of Ukraine, (continued)
senior bond, 144A, 7.375%, 9/25/32	Ukraine	6,000,000		$ 5,293,800
[s] Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	471,212,345	UYU	13,920,174
Republic of Colombia, senior bond, 5.00%, 6/15/45	Colombia	13,500,000		14,129,572

Total Foreign Government and Agency Securities (Cost $295,397,045)				276,376,001

U.S. Government and Agency Securities 5.8%
U.S. Treasury Bond,
7.125%, 2/15/23	United States	3,000,000		3,526,875
6.25%, 8/15/23	United States	4,000,000		4,646,250
6.875%, 8/15/25	United States	1,000,000		1,261,426
5.25%, 2/15/29	United States	1,750,000		2,165,317
3.00%, 11/15/45	United States	26,900,000		27,328,719
U.S. Treasury Note,
2.375%, 8/15/24	United States	5,000,000		5,018,360
3.125%, 11/15/28	United States	111,000,000		116,870,859
[s] Index Linked, 0.625%, 1/15/24	United States	24,859,130		25,136,291
[s] Index Linked, 0.125%, 7/15/24	United States	96,371,948		95,402,855

Total U.S. Government and Agency Securities (Cost $281,613,782)				281,356,952

Asset-Backed Securities and Commercial Mortgage-Backed Securities 26.2%
Banks 0.5%
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	2,706,225		2,621,620
[t] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.855%, 7/10/38	United States	7,193,000		6,550,068
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	10,050,000		10,353,006
[t] CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 5.21%, 3/25/34	United States	2,200,739		2,215,780
[u] Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 2.857%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	1,178,678		1,185,971

				22,926,445

Diversified Financials 25.7%
[u] American Express Credit Account Master Trust, 2017-2, A, FRN, 2.923%, (1-month USD LIBOR + 0.45%), 9/16/24	United States	9,170,000		9,233,152
[c,u] AMMC CLO XI Ltd.,
2012-11A, BR2, 144A, FRN, 4.183%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	3,000,000		2,958,930
2012-11A, CR2, 144A, FRN, 4.483%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	1,000,000		961,740
2012-11A, DR2, 144A, FRN, 5.433%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	1,450,000		1,381,981

28	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[c,u] Antares CLO Ltd., 2018-1A, B, 144A, FRN, 4.242%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	17,500,000	$ 17,078,775
[c,u] Ares CLO Ltd., 2018-48A, D, 144A, FRN, 5.292%, (3-month USD LIBOR + 2.70%), 7/20/30	United States	3,550,000	3,398,415
[c,t] ARES L CLO Ltd., 2018-50A, B, 144A, FRN, 4.478%, 1/15/32	United States	15,700,000	15,659,023
[c,t] ARES LII CLO Ltd.,
2019-52A, A2, 144A, FRN, 4.259%, 4/22/31	United States	2,522,358	2,513,605
2019-52A, B, 144A, FRN, 4.459%, 4/22/31	United States	3,500,000	3,487,155
2019-52A, C, 144A, FRN, 5.289%, 4/22/31	United States	1,000,000	998,350
2019-52A, D, 144A, FRN, 6.559%, 4/22/31	United States	1,703,704	1,697,111
[c,u] Ares XLIII CLO Ltd., 2017-43A, A, 144A, FRN, 3.817%, (3-month USD LIBOR + 1.22%), 10/15/29	United States	3,870,000	3,867,214
[c,t] Atrium XIV LLC, 14A, D, 144A, FRN, 5.551%, 8/23/30	United States	3,750,000	3,580,988
Banc of America Commercial Mortgage Trust,
2015-UBS7, A3, 3.441%, 9/15/48	United States	10,920,000	11,165,466
2015-UBS7, A4, 3.705%, 9/15/48	United States	12,450,000	12,908,914
[t] 2015-UBS7, B, FRN, 4.507%, 9/15/48	United States	6,740,000	7,148,572
[c,t] BBC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 4.742%, 10/20/30	United States	6,300,000	6,092,919
[c,t] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 4.831%, 5/26/35	United States	6,191,781	6,043,097
[c] Betony CLO 2 Ltd.,
[t] 2018-1A, A1, 144A, FRN, 3.663%, 4/30/31	United States	15,300,000	15,185,250
[u] 2018-1A, C, 144A, FRN, 5.483%, (3-month USD LIBOR + 2.90%), 4/30/31	United States	4,000,000	3,831,320
[c,t] BlueMountain CLO Ltd.,
2012-2A, BR2, 144A, FRN, 4.094%, 11/20/28	United States	6,710,000	6,691,682
2012-2A, CR2, 144A, FRN, 4.644%, 11/20/28	United States	2,730,000	2,715,176
2014-2A, CR2, 144A, FRN, 4.792%, 10/20/30	United States	3,800,000	3,759,758
2018-1A, D, 144A, FRN, 5.633%, 7/30/30	United States	5,000,000	4,883,700
[c,u] BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 3.792%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	4,200,000	4,203,192
[c,u] BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, A2, 144A, FRN, 3.747%, (3-month USD LIBOR + 1.15%), 1/15/30	United States	4,600,000	4,504,412
[c] BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	United States	12,000,000	12,006,120
[c] Burnham Park CLO Ltd.,
[u] 2016-1A, A, 144A, FRN, 4.022%, (3-month USD LIBOR + 1.43%), 10/20/29	United States	4,590,000	4,607,442
[t] 2016-1A, BR, 144A, FRN, 4.092%, 10/20/29	United States	3,500,000	3,453,135
[t] 2016-1A, CR, 144A, FRN, 4.742%, 10/20/29	United States	4,000,000	3,936,120
[c,t] Buttermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 4.697%, 10/15/31	United States	9,730,950	9,455,856
[u] Capital One Multi-Asset Execution Trust,
2016-A2, A2, FRN, 3.103%, (1-month USD LIBOR + 0.63%), 2/15/24	United States	44,033,000	44,408,553
2016-A7, A7, FRN, 2.983%, (1-month USD LIBOR + 0.51%), 9/16/24	United States	4,400,000	4,436,176

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[c,u] Carlyle Global Market Strategies CLO Ltd., 2014-4RA, C, 144A, FRN, 5.497%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	3,000,000	$ 2,853,750
[c,t] Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.797%, 10/15/31	United States	12,000,000	11,547,480
[c,u] Carlyle U.S. CLO Ltd., 2017-2A, A1B, 144A, FRN, 3.812%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	8,500,000	8,483,850
[c,u] Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 5.551%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	11,770,000	11,773,884
[c,t] CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.703%, 3/13/35	United States	7,700,000	7,811,122
[c,t] CIM Trust, 2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	United States	17,904,129	18,237,503
[t] Citibank Credit Card Issuance Trust,
2016-A3, A3, FRN, 2.964%, 12/07/23	United States	4,800,000	4,835,859
2017-A7, A7, FRN, 2.844%, 8/08/24	United States	36,060,000	36,162,627
[c,t] Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 4.192%, 10/20/28	United States	3,530,000	3,513,833
[t] COMM Mortgage Trust, 2014-CR19, B, FRN, 4.703%, 8/10/47	United States	7,700,000	8,094,148
[c,t] Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
2018-29, PT, 144A, FRN, 23.67%, 12/15/43	United States	3,230,233	2,713,086
2019-S1, PT, 144A, FRN, 17.91%, 4/15/44	United States	9,354,058	8,753,905
2019-S2, PT, 144A, FRN, 13.852%, 5/16/44	United States	6,394,719	6,081,243
2018-14, PT, 144A, FRN, 9.61%, 9/16/41	United States	7,861,776	7,873,607
[c] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	14,291,733	14,473,393
[t] Discover Card Execution Note Trust, 2017-A7, A7, FRN, 2.833%, 4/15/25	United States	5,360,000	5,367,314
[c,t] Dryden 38 Senior Loan Fund,
2015-38A, CR, 144A, FRN, 4.597%, 7/15/30	United States	7,186,000	7,054,568
2015-38A, DR, 144A, FRN, 5.597%, 7/15/30	United States	4,556,000	4,446,519
[c,u] Dryden 42 Senior Loan Fund, 2016-42A, DR, 144A, FRN, 5.527%, (3-month USD LIBOR + 2.93%), 7/15/30	United States	8,400,000	8,125,068
[c,u] Dryden 55 CLO Ltd.,
2018-55A, A1, 144A, FRN, 3.617%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	6,000,000	5,934,840
2018-55A, D, 144A, FRN, 5.447%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	3,000,000	2,880,270
[c,u] Dryden 64 CLO Ltd.,
2018-64A, A, 144A, FRN, 3.571%, (3-month USD LIBOR + 0.97%), 4/18/31	United States	5,070,000	4,997,702
2018-64A, D, 144A, FRN, 5.251%, (3-month USD LIBOR + 2.65%), 4/18/31	United States	2,200,000	2,128,500
[c,t] Eaton Vance CLO Ltd.,
2014-1RA, C, 144A, FRN, 4.697%, 7/15/30	United States	1,972,575	1,905,823
2014-1RA, D, 144A, FRN, 5.647%, 7/15/30	United States	3,653,850	3,557,461

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[c,t] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	14,920,000	$15,379,794
FHLMC Structured Agency Credit Risk Debt Notes,
[u] 2013-DN2, M2, FRN, 6.727%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	13,084,231	14,289,648
[u] 2014-DN1, M2, FRN, 4.677%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	7,444,438	7,571,085
[u] 2014-DN2, M3, FRN, 6.077%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	21,379,000	23,031,620
[u] 2014-DN3, M3, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	1,181,806	1,277,522
[u] 2014-DN4, M3, FRN, 7.027%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	15,408,935	16,891,774
[u] 2014-HQ1, M3, FRN, 6.577%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	3,564,368	3,867,324
[u] 2014-HQ2, M2, FRN, 4.677%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	9,044,165	9,218,402
[u] 2014-HQ3, M3, FRN, 7.227%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	7,038,601	7,741,379
[u] 2015-DNA1, M3, FRN, 5.777%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	2,830,000	3,066,956
[u] 2015-DNA3, M3, FRN, 7.177%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	18,411,581	21,152,925
[u] 2015-HQ1, M3, FRN, 6.277%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	9,211,480	9,717,630
[u] 2015-HQA1, M3, FRN, 7.177%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	18,830,000	21,133,521
[u] 2016-DNA2, M3, FRN, 7.127%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	17,820,000	19,850,559
[t] 2017-DNA1, M2, FRN, 5.727%, 7/25/29	United States	7,300,000	7,820,056
[t] 2017-DNA2, M2, FRN, 5.927%, 10/25/29	United States	5,868,312	6,362,107
[u] 2017-DNA3, M2, FRN, 4.977%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	26,312,269	27,154,193
[t] 2017-HQA1, M2, FRN, 6.027%, 8/25/29	United States	28,226,000	30,320,191
[c,u] Flagship CLO VIII Ltd.,
2014-8A, ARR, 144A, FRN, 3.451%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	6,392,792	6,382,308
2014-8A, DR, 144A, FRN, 5.651%, (3-month USD LIBOR + 3.05%), 1/16/26	United States	3,000,000	2,982,690
FNMA Connecticut Avenue Securities,
[u] 2013-C01, M2, FRN, 7.727%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	16,098,592	18,152,176
[u] 2014-C01, M2, FRN, 6.877%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	17,420,000	19,432,210
[u] 2014-C02, 1M2, FRN, 5.077%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	14,572,000	15,291,309
[u] 2014-C03, 1M2, FRN, 5.477%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	32,953,958	35,243,388
[u] 2014-C03, 2M2, FRN, 5.377%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	4,386,698	4,614,349

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
FNMA Connecticut Avenue Securities, (continued)
[u] 2015-C01, 1M2, FRN, 6.777%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	8,812,977	$9,579,582
[u] 2015-C01, 2M2, FRN, 7.027%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	11,589,457	12,467,952
[u] 2015-C02, 1M2, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	25,268,655	27,229,907
[u] 2015-C02, 2M2, FRN, 6.477%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	13,181,668	14,048,092
[u] 2015-C03, 1M2, FRN, 7.477%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	30,408,863	33,811,372
[u] 2015-C03, 2M2, FRN, 7.477%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	16,336,499	17,986,243
[t] 2016-C04, 1M2, FRN, 6.727%, 1/25/29	United States	9,910,000	10,914,757
[u] 2017-C01, 1M2, FRN, 6.027%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	22,910,000	24,619,269
[t] 2017-C03, 1M2, FRN, 5.477%, 10/25/29	United States	9,290,000	9,877,213
[t] 2017-C03, 2M2, FRN, 5.327%, 11/25/29	United States	5,225,499	5,441,379
[c] Galaxy XVIII CLO Ltd.,
[t] 2018-28A, A2, 144A, FRN, 3.667%, 7/15/31	United States	9,500,000	9,453,260
[u] 2018-28A, C, 144A, FRN, 4.547%, (3-month USD LIBOR + 1.95%), 7/15/31	United States	3,070,000	2,965,313
[c,t] Galaxy XXV CLO Ltd., 2018-25A, D, 144A, FRN, 5.68%, 10/25/31	United States	4,734,850	4,591,952
[c,t] Galaxy XXVI CLO Ltd., 2018-26A, A, 144A, FRN, 3.852%, 11/22/31	United States	7,600,000	7,550,524
[c,u] Galaxy XXVII CLO Ltd., 2018-27A, C, 144A, FRN, 5.433%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	5,750,000	5,505,855
GS Mortgage Securities Trust,
[t] 2016-GS3, B, FRN, 3.395%, 10/10/49	United States	8,037,000	8,003,085
2017-GS6, B, 3.869%, 5/10/50	United States	7,700,000	7,865,060
[c,t] HPS Loan Management Ltd., 2013A-18, C, 144A, FRN, 4.747%, 10/15/30	United States	4,950,000	4,808,381
[c,t] J.P. Morgan Chase Commercial Mortgage Securities Trust, 2016-NINE, B, 144A, FRN, 2.949%, 10/06/38	United States	9,600,000	9,058,669
JPMCC Commercial Mortgage Securities Trust, 2017-JP6, B, 3.946%, 7/15/50	United States	9,250,000	9,454,194
[c,t] LCM XVI LP,
2016A, A2R, 144A, FRN, 3.777%, 10/15/31	United States	7,655,557	7,610,236
2016A, BR2, 144A, FRN, 4.347%, 10/15/31	United States	13,525,832	13,514,200
[c,t] LCM XVII LP,
2017A, BRR, 144A, FRN, 4.197%, 10/15/31	United States	4,590,000	4,540,933
2017A, CRR, 144A, FRN, 4.697%, 10/15/31	United States	4,240,000	4,159,737

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[c,u] LCM XVIII LP, 2018A, DR, 144A, FRN, 5.392%, (3-month USD LIBOR + 2.80%), 4/20/31	United States	6,860,000	$6,587,384
[c,u] LCM XXIV Ltd., 24A, A, 144A, FRN, 3.902%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	4,300,000	4,310,793
[c,u] Madison Park Funding XXIII Ltd.,
2017-23A, B, 144A, FRN, 4.282%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	2,400,000	2,397,288
2017-23A, C, 144A, FRN, 4.932%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	5,000,000	5,006,850
[c,t] Magnetite Ltd., 2015-14RA, A1, 144A, FRN, 3.721%, 10/18/31	United States	2,000,000	1,982,880
[c,t] Mill City Mortgage Loan Trust, 2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	16,720,000	16,852,256
[u] MortgageIT Trust,
2004-1, A2, FRN, 3.377%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	1,888,004	1,892,722
2005-5, A1, FRN, 2.997%, (1-month USD LIBOR + 0.26%), 12/25/35	United States	1,734,780	1,725,400
[c,t] Mountain View Funding CLO XIV Ltd.,
2019-1A, A1, 144A, FRN, 4.058%, 4/15/29	United States	5,000,000	5,007,600
2019-1A, C, 144A, FRN, 5.518%, 4/15/29	United States	4,500,000	4,468,770
[c,t] Neuberger Berman CLO Ltd., 2016-22A, CR, 144A, FRN, 4.788%, 10/17/30	United States	2,129,630	2,095,705
[c,u] NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 4.196%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	15,500,000	15,033,760
[c,t] Octagon Investment Partners 24 Ltd., 2015-1A, BS, 144A, FRN, 4.529%, 4/21/31	United States	4,485,000	4,477,151
[c,t] Octagon Investment Partners 28 Ltd.,
2016-1A, A2R, 144A, FRN, 4.031%, 10/24/30	United States	10,000,000	10,020,600
2016-1A, BR, 144A, FRN, 4.381%, 10/24/30	United States	3,914,730	3,923,264
[c,u] Octagon Investment Partners 30 Ltd., 144A, FRN, 3.912%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	4,300,000	4,293,550
[c,u] Octagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN, 5.43%, (3-month USD LIBOR + 2.85%), 7/25/30	United States	4,000,000	3,847,880
[c,t] Octagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN, 5.542%, 7/20/30	United States	5,000,000	4,844,400
[c,u] Octagon Investment Partners XVI Ltd., 2013-1A, DR, 144A, FRN, 5.588%, (3-month USD LIBOR + 3.00%), 7/17/30	United States	6,000,000	5,833,260
[c,u] Octagon Investment Partners XX Ltd., 2014-1A, AR, 144A, FRN, 3.828%, (3-month USD LIBOR + 1.13%), 8/12/26	United States	4,524,140	4,529,931
[c,u] Octagon Investment Partners XXIII Ltd.,
2015-1A, BR, 144A, FRN, 3.797%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	4,590,000	4,565,398
2015-1A, DR, 144A, FRN, 5.147%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	6,400,000	6,316,800
[u] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 2.787%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	2,060,638	2,055,612
[c,t] Strata CLO I Ltd., 2018-1A, B, 144A, FRN, 5.016%, 1/15/31	United States	14,100,000	14,209,275
[u] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 4.002%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	1,942,657	1,941,992
[t] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 4.576%, 4/25/45	United States	2,521,594	2,562,688

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[c] Voya CLO Ltd.,
[t] 2013-2A, A2AR, 144A, FRN, 3.98%, 4/25/31	United States	2,200,000	$2,147,354
[u] 2013-2A, BR, 144A, FRN, 4.43%, (3-month USD LIBOR + 1.85%), 4/25/31	United States	5,770,000	5,567,819
[u] 2014-1A, CR2, 144A, FRN, 5.401%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	8,000,000	7,674,640
[t] 2015-2A, BR, 144A, FRN, 4.092%, 7/23/27	United States	9,290,000	9,239,927
[t] 2016-3A, A1R, 144A, FRN, 3.791%, 10/18/31	United States	10,000,000	9,955,300
[u] 2017-2A, B, 144A, FRN, 4.947%, (3-month USD LIBOR + 2.35%), 6/07/30	United States	19,200,000	19,206,144
[u] 2018-2A, D, 144A, FRN, 5.347%, (3-month USD LIBOR + 2.75%), 7/15/31	United States	2,900,000	2,773,270
Wells Fargo Mortgage Backed Securities Trust,
[t] 2004-W, A9, FRN, 4.845%, 11/25/34	United States	990,234	1,025,930
2007-3, 3A1, 5.50%, 4/25/22	United States	163,357	166,199

			1,249,402,727

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $1,282,799,916)			1,272,329,172

Mortgage-Backed Securities 9.4%
[v] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 4.929%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/33	United States	17,487	18,066

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.6%
FHLMC Gold 15 Year, 4.50%, 6/01/19 - 9/01/19	United States	6,143	6,273
FHLMC Gold 15 Year, 5.00%, 6/01/19 - 7/01/22	United States	49,166	50,593
FHLMC Gold 30 Year, 3.50%, 12/01/47	United States	13,898,119	14,073,340
[w] FHLMC Gold 30 Year, 3.50%, 4/01/49	United States	59,600,000	60,186,233
[w] FHLMC Gold 30 Year, 4.00%, 4/01/49	United States	117,450,000	120,647,468
FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	146,926	156,330
[w] FHLMC Gold 30 Year, 4.50%, 4/01/49	United States	23,000,000	23,973,906
FHLMC Gold 30 Year, 5.00%, 5/01/27 - 2/01/38	United States	1,141,747	1,219,618
FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	799,234	869,588
FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37	United States	269,796	295,547
FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	126,003	139,796
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	22,951	23,837
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	5,534	6,398
FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	72	72
FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	64	70

			221,649,069

[v] Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 4.622%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/34	United States	119,260	125,344

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate 3.3%
FNMA 15 Year, 2.50%, 7/01/27	United States	268,938	$267,724
FNMA 15 Year, 4.50%, 3/01/20	United States	7,054	7,182
FNMA 15 Year, 5.50%, 3/01/21 - 4/01/22	United States	29,812	30,051
FNMA 30 Year, 3.00%, 9/01/48	United States	41,532,980	41,128,192
FNMA 30 Year, 3.50%, 11/01/47	United States	14,556,136	14,711,880
[w] FNMA 30 Year, 3.50%, 4/01/49	United States	62,320,000	62,895,053
FNMA 30 Year, 4.50%, 3/01/28 - 2/01/41	United States	455,864	481,876
[w] FNMA 30 Year, 4.50%, 4/01/49	United States	36,000,000	37,462,108
FNMA 30 Year, 5.00%, 9/01/23 - 10/01/35	United States	1,226,499	1,308,092
FNMA 30 Year, 5.50%, 9/01/33 - 12/01/35	United States	1,096,223	1,200,557
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	2,302,292	2,546,608
FNMA 30 Year, 6.50%, 3/01/28 - 10/01/37	United States	320,753	362,080
FNMA 30 Year, 7.50%, 10/01/29	United States	5,229	6,092
FNMA 30 Year, 8.00%, 1/01/25 - 5/01/26	United States	2,792	3,091

			162,410,586

Government National Mortgage Association (GNMA) Fixed Rate 1.5%
GNMA I SF 30 Year, 4.50%, 9/20/48	United States	29,010,876	30,182,729
GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	151,466	162,555
GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	363,608	392,855
GNMA I SF 30 Year, 6.00%, 8/15/36	United States	22,978	25,484
GNMA I SF 30 Year, 6.50%, 2/15/29 - 3/15/32	United States	39,310	42,841
GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	10,194	10,411
GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	707	728
GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	3,646	3,911
GNMA I SF 30 Year, 8.50%, 8/15/24	United States	47	49
GNMA I SF 30 Year, 9.00%, 1/15/25	United States	203	203
GNMA I SF 30 Year, 9.50%, 6/15/25	United States	405	406
[w] GNMA II SF 30 Year, 4.50%, 4/01/49	United States	19,000,000	19,703,387
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	204,845	218,980
[w] GNMA II SF 30 Year, 5.00%, 4/01/49	United States	22,500,000	23,472,510
GNMA II SF 30 Year, 5.50%, 6/20/34	United States	104,028	113,966
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	99,252	112,524
GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	56,187	63,232
GNMA II SF 30 Year, 7.50%, 4/20/32	United States	16,398	18,195

			74,524,966

Total Mortgage-Backed Securities (Cost $457,522,279)			458,728,031

Municipal Bonds 1.8%
California State GO, Various Purpose, Refunding, 5.00%, 9/01/29	United States	17,200,000	20,839,004
New York City HDC Capital Fund Grant Program Revenue, New York City Housing Authority Program, Series B1, 5.00%, 7/01/33	United States	3,500,000	3,817,205
Orlando Health Obligated Group, 3.777%, 10/01/28	United States	3,870,000	3,924,358
Port Authority of New York and New Jersey Revenue, Consolidated, One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	14,165,000	15,195,788

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country	Principal Amount*	Value
Municipal Bonds (continued)
[j] Puerto Rico Electric Power Authority Power Revenue,
Series A, 6.75%, 7/01/36	United States	30,900,000	$ 25,338,000
Series XX, 5.25%, 7/01/40	United States	15,000,000	12,187,500
San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.25%, 8/01/29	United States	5,675,000	5,678,575

Total Municipal Bonds (Cost $84,331,665)			86,980,430

		Shares/ Units
Escrows and Litigation Trusts 0.0%†
[a,b] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Escrow Account	United States	15,000,000	—
[a,b] NewPage Corp., Litigation Trust	United States	14,000,000	—
a,aa,b,d Remington Outdoor Co. Inc., Litigation Units	United States	124,500	—
[a,b] T-Mobile USA Inc., Escrow Account	United States	29,900,000	—
[a] Vistra Energy Corp., Escrow Account	United States	30,000,000	75,000

Total Escrows and Litigation Trusts (Cost $878,370)			75,000

Total Investments before Short Term Investments (Cost $5,042,099,640)			4,922,936,149

		Shares
Short Term Investments 3.3%

Money Market Funds (Cost $63,183,777) 1.3%
[e,x] Institutional Fiduciary Trust Money Market Portfolio, 2.10%	United States	63,183,777	63,183,777

		Principal Amount*
Repurchase Agreements (Cost $97,392,171) 2.0%
[y] Joint Repurchase Agreement, 2.702%, 5/01/19 (Maturity Value $97,399,481)
BNP Paribas Securities Corp. (Maturity Value $73,729,459)
Deutsche Bank Securities Inc. (Maturity Value $19,456,520)
HSBC Securities (USA) Inc. (Maturity Value $4,213,502)
Collateralized by U.S. Government Agency Securities, 2.50% - 4.50%, 9/08/31 - 3/20/49; [z]U.S. Treasury Bills, 7/05/19; U.S. Treasury Notes, 1.375% - 3.375%, 5/15/19 - 5/15/21; and U.S. Treasury Strips, 2/15/35 - 5/15/47 (valued at 99,428,023)	United States	97,392,171	97,392,171

Total Investments (Cost $5,202,675,588) 104.8%			5,083,512,097
Other Assets, less Liabilities (4.8)%			(234,323,304)

Net Assets 100.0%			$4,849,188,793

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

aaSee Note 10 regarding holdings of 5% voting securities.

abThe security is owned by FT Holdings Corporation ll, a wholly-owned subsidiary of the Fund. See Note 1(h).

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $1,522,931,224, representing 31.4% of net assets.

dSee Note 8 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2019, the aggregate value of these securities was $14,594,630, representing 0.3% of net assets.

gIncome may be received in additional securities and/or cash.

hSee Note 1(g) regarding loan participation notes.

iThe coupon rate shown represents the rate at period end.

jSee Note 7 regarding defaulted securities.

kPerpetual security with no stated maturity date.

lSee Note 1(j) regarding senior floating rate interests.

mSecurity purchased on a delayed delivery basis. See Note 1(d).

nA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

oPrincipal amount is stated in 1,000 Brazilian Real Units.

pRedemption price at maturity and coupon payment is adjusted for inflation. See Note 1(l).

qPrincipal amount is stated in 100 Mexican Peso Units.

rThe principal represents the notional amount. See Note 1(e) regarding value recovery instruments.

sPrincipal amount of security is adjusted for inflation. See Note 1(l).

tAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

uThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(d).

xThe rate shown is the annualized seven-day effective yield at period end.

ySee Note 1(c) regarding joint repurchase agreement.

zThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2019, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Contracts
U.S. Treasury 30 Yr. Bond	Long	310	$45,715,312	6/19/19	$ 492,352
Ultra 10 Yr. U.S. Treasury Note	Long	2,027	267,120,594	6/19/19	3,353,208

Total Futures Contracts					$3,845,560

*As of period end.

At April 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	JPHQ	Buy	6,900,000	$4,894,860	5/10/19	$ —	$(27,380)
Australian Dollar	JPHQ	Sell	19,500,000	13,949,266	5/10/19	193,344	—
Norwegian Krone	JPHQ	Buy	137,300,000	15,944,907	5/20/19	—	(17,807)
Norwegian Krone	JPHQ	Sell	137,300,000	16,187,659	5/20/19	260,559	—
Indonesian Rupiah	JPHQ	Buy	40,000,000,000	2,772,003	6/20/19	19,490	—
Indonesian Rupiah	JPHQ	Sell	246,000,000,000	17,030,114	6/20/19	—	(137,567)
Indian Rupee	DBAB	Buy	1,326,000,000	18,317,447	6/21/19	586,342	—
Indian Rupee	DBAB	Sell	417,000,000	5,962,253	6/21/19	17,397	—
Indian Rupee	DBAB	Sell	909,000,000	12,937,660	6/21/19	—	(21,272)
Indian Rupee	JPHQ	Buy	442,000,000	6,090,671	6/21/19	210,592	—
Indian Rupee	JPHQ	Sell	442,000,000	6,325,581	6/21/19	24,318	—
Mexican Peso	JPHQ	Buy	273,200,000	14,079,208	6/21/19	213,731	—
Mexican Peso	JPHQ	Sell	75,000,000	3,939,076	6/21/19	15,319	—
Mexican Peso	JPHQ	Sell	198,200,000	10,340,798	6/21/19	—	(28,384)
South Korean Won	JPHQ	Sell	18,600,000,000	16,696,589	6/21/19	694,799	—
Brazilian Real	JPHQ	Sell	30,400,000	8,105,370	6/24/19	379,830	—
Australian Dollar	DBAB	Sell	3,000,000	2,149,200	7/26/19	28,876	—
Canadian Dollar	JPHQ	Sell	15,200,000	11,492,428	7/26/19	119,298	—
British Pound	JPHQ	Sell	10,000,000	13,144,300	9/18/19	10,288	—
Canadian Dollar	JPHQ	Buy	6,500,000	4,855,812	9/18/19	13,422	—
Canadian Dollar	JPHQ	Sell	16,900,000	12,708,764	9/18/19	48,754	—
Canadian Dollar	JPHQ	Sell	27,000,000	20,192,653	9/18/19	—	(33,399)
Euro	JPHQ	Buy	31,213,600	35,689,419	9/18/19	—	(245,931)
Euro	JPHQ	Sell	6,400,000	7,211,040	9/18/19	—	(56,251)
Euro	JPHQ	Sell	40,125,400	45,825,213	9/18/19	262,250	—
Swedish Krona	JPHQ	Buy	143,700,000	15,448,872	9/18/19	—	(143,553)
Swedish Krona	JPHQ	Sell	143,700,000	15,691,199	9/18/19	385,880	—
Swiss Franc	JPHQ	Sell	1,600,000	1,616,145	9/18/19	23,830	—
Chinese Yuan Renminbi	JPHQ	Buy	78,000,000	11,622,207	9/27/19	—	(48,505)
Chinese Yuan Renminbi	JPHQ	Sell	143,000,000	21,284,830	9/27/19	66,376	—
Brazilian Real	JPHQ	Sell	95,000,000	24,209,990	10/10/19	294,006	—

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Australian Dollar	JPHQ	Sell	55,850,000	$39,994,958	10/11/19	$ 440,930	$ —
Turkish Lira	JPHQ	Buy	62,000,000	9,537,728	10/18/19	—	(231,015)

Total Forward Exchange Contracts						$ 4,309,631	$ (991,064)

Net unrealized appreciation (depreciation)						$ 3,318,567

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Sell Protection[c,d]
Traded Index
CDX.EM.30	1.00%	Quarterly		12/20/23	$43,150,000	$(1,562,243)	$(1,717,492)	$ 155,249	Investment

									Grade

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	6/20/24	$19,800,000	$(3,710,868)	$(3,221,267)	$ (489,601)
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	14,200,000	(34,492)	128,085	(162,577)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	9,100,000	135,584	272,457	(136,873)

Contracts to Sell Protection[c,d]
Single Name
Government of Argentina	5.00%	Quarterly	MSCO	6/20/23	48,600,000	(9,752,680)	4,019,049	(13,771,729)	B
Government of Indonesia	1.00%	Quarterly	CITI	6/20/24	24,700,000	88,732	(82,782)	171,514	BBB-
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	14,200,000	(350,372)	(561,671)	211,299	NR
Government of Russia	1.00%	Quarterly	BNDP	6/20/24	13,500,000	(142,538)	(180,023)	37,485	BBB-
Traded Index
[e]BNP Paribas Bespoke
Bordeaux Index,
Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	6,850,000	99,814	—	99,814	Non-
									Investment
									Grade
[e]BNP Paribas Bespoke
Rodez2 Index,
Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	3,300,000	99,244	—	99,244	Non-
									Investment
									Grade

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e]Citibank Bespoke Bogota
Index, Mezzanine
Tranche 7-10%	1.35%	Quarterly	CITI	6/20/20	$7,000,000	$65,242	$—	$65,242	Non-
									Investment
									Grade
[e]Citibank Bespoke Broker
Index, Mezzanine Tranche 3-7%	1.30%	Quarterly	CITI	6/20/19	16,200,000	53,129	—	53,129	Non-
									Investment
									Grade
[e]Citibank Bespoke Broker
Index, Mezzanine Tranche 3-7%	1.40%	Quarterly	CITI	6/20/19	13,200,000	46,620	—	46,620	Non-
									Investment
									Grade
[e]Citibank Bespoke
Cambridge Index, Equity
Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	27,300,000	(3,599,163)	(1,432,615)	(2,166,548)	Non-
									Investment
									Grade
[e]Citibank Bespoke Lisbon
Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/19	5,440,000	(157,050)	(89,926)	(67,124)	Non-
									Investment
									Grade
[e]Citibank Bespoke Palma
Index, Mezzanine
Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	6,700,000	48,332	—	48,332	Non-
									Investment
									Grade
[e]Citibank Bespoke
Singapore Index, Equity
Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	7,000,000	(788,618)	(1,115,885)	327,267	Non-
									Investment
									Grade
[e]Citibank Bespoke
Sydney Index, Equity
Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	5,500,000	(1,029,744)	(1,000,944)	(28,800)	Non-
									Investment
									Grade

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e]Citibank Bespoke Verona
Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	$10,900,000	$(1,243,167)	$(702,131)	$(541,036)	Non-
									Investment
									Grade
[e]Citibank Bespoke Verona
Index, Mezzanine
Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	31,000,000	64,333	—	64,333	Non-
									Investment
									Grade
MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	23,060,000	406,877	216,800	190,077	Investment

									Grade
Total OTC Swap Contracts						$(19,700,785)	$(3,750,853)	$(15,949,932)

Total Credit Default Swap Contracts						$(21,263,028)	$(5,468,345)	$(15,794,683)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

At April 30, 2019, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counter- party	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			3,834,600	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	3,300,000	EUR	$99,462

franklintempleton.com	Annual Report	41

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	BOFA	6/20/19	$14,000,000	$ 970,858
iBoxx USD Liquid High Yield Index	3-month USD LIBOR	Quarterly	CITI	6/20/19	38,000,000	2,546,646
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	6/20/19	170,000,000	6,805,392

Total Total Return Swap Contracts						$10,322,896

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page 66.

42	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

April 30, 2019

Franklin Strategic Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,822,296,112
Cost - Controlled affiliates (Note 3f and 10)	218,117,419
Cost - Non-controlled affiliates (Note 3f and 10)	64,869,886
Cost - Unaffiliated repurchase agreements	97,392,171

Value - Unaffiliated issuers	$4,725,925,301
Value - Controlled affiliates (Note 3f and 10)	194,101,482
Value - Non-controlled affiliates (Note 3f and 10)	66,093,143
Value - Unaffiliated repurchase agreements	97,392,171
Cash	23,688,023
Restricted cash for OTC derivative contracts (Note 1f)	7,650,000
Foreign currency, at value (cost $1,658,796)	1,660,457
Receivables:
Investment securities sold	54,198,072
Capital shares sold	7,379,638
Dividends and interest	40,317,595
Deposits with brokers for:
OTC derivative contracts	13,655,000
Futures contracts	3,628,300
Centrally cleared swap contracts	6,985,197
Variation margin on futures contracts	756,756
OTC swap contracts (upfront payments $6,063,118)	4,636,391
Unrealized appreciation on OTC forward exchange contracts	4,309,631
Unrealized appreciation on OTC swap contracts	11,836,714
FT Subsidiary deferred tax benefit (Note 1h)	532,014
Other assets	4,534

Total assets	5,264,750,419

Liabilities:
Payables:
Investment securities purchased	364,051,986
Capital shares redeemed	11,504,686
Management fees	1,705,390
Distribution fees	1,063,831
Transfer agent fees	1,052,121
Distributions to shareholders	1,300,928
Variation margin on centrally cleared swap contracts	11,468
Deposits from brokers for:
OTC derivative contracts	7,650,000
OTC swap contracts (upfront receipts $15,459,060)	8,387,244
Unrealized depreciation on OTC forward exchange contracts	991,064
Unrealized depreciation on OTC swap contracts	17,364,288
Deferred tax	80,365
Accrued expenses and other liabilities	398,255

Total liabilities	415,561,626

Net assets, at value	$4,849,188,793

Net assets consist of:
Paid-in capital	$5,462,247,550
Total distributable earnings (loss)	(613,058,757)

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	43

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

April 30, 2019

Franklin Strategic Income Fund

Net assets, at value	$ 4,849,188,793

Class A:
Net assets, at value	$ 3,131,799,335

Shares outstanding	325,800,344

Net asset value per share[a]	$9.61

Maximum offering price per share (net asset value per share ÷ 96.25%)	$9.98

Class C:
Net assets, at value	$ 716,326,834

Shares outstanding	74,525,777

Net asset value and maximum offering price per share[a]	$9.61

Class R:
Net assets, at value	$ 85,457,789

Shares outstanding	8,925,682

Net asset value and maximum offering price per share	$9.57

Class R6:
Net assets, at value	$ 307,287,406

Shares outstanding	31,922,933

Net asset value and maximum offering price per share	$9.63

Advisor Class:
Net assets, at value	$ 608,317,429

Shares outstanding	63,208,451

Net asset value and maximum offering price per share	$9.62

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

44	Annual Report	| The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended April 30, 2019

Franklin Strategic Income Fund

Investment income:
Dividends:
Unaffiliated issuers	$890,188
Controlled affiliates (Note 3f and 10)	36,824,034
Non-controlled affiliates (Note 3f and 10)	1,736,770
Interest: (net of foreign taxes)~
Unaffiliated issuers	239,738,955
Other income (Note 1h)	1,070,873

Total investment income	280,260,820

Expenses:
Management fees (Note 3a)	24,390,811
Distribution fees: (Note 3c)
Class A	7,867,315
Class C	5,672,646
Class R	471,129
Transfer agent fees: (Note 3e)
Class A	4,945,053
Class C	1,376,550
Class R	148,468
Class R6	116,356
Advisor Class	1,329,184
Custodian fees (Note 4)	140,938
Reports to shareholders	454,273
Registration and filing fees	177,089
Professional fees	372,464
Trustees’ fees and expenses	80,307
Other	231,883

Total expenses	47,774,466
Expense reductions (Note 4)	(128,191)
Expenses waived/paid by affiliates (Note 3f and 3g)	(2,803,479)

Net expenses	44,842,796

Net investment income	235,418,024

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(45,475,779)
Controlled affiliates (Note 3f and 10)	(34,375,561)
Foreign currency transactions	(1,764,067)
Forward exchange contracts	2,758,198
Futures contracts	7,842,483
Swap contracts	9,636,494

Net realized gain (loss)	(61,378,232)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	63,832,844
Controlled affiliates (Note 3f and 10)	(12,445,202)
Non-controlled affiliates (Note 3f and 10)	1,223,257
Translation of other assets and liabilities denominated in foreign currencies	(23,059)
Forward exchange contracts	3,007,356

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	45

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations (continued)

for the year ended April 30, 2019

Franklin Strategic Income Fund

Futures contracts	2,810,354
Swap contracts	(4,159,859)
Change in FT Subsidiary deferred tax benefit (Note 1h)	(858,525)
Change in deferred taxes on unrealized appreciation	239,363

Net change in unrealized appreciation (depreciation)	53,626,529

Net realized and unrealized gain (loss)	(7,751,703)

Net increase (decrease) in net assets resulting from operations	$227,666,321

~Foreign taxes withheld on interest	$359,552
#Net of foreign taxes	$21,122

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Strategic Income Fund

	Year Ended April 30,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$235,418,024	$249,545,798
Net realized gain (loss)	(61,378,232)	(113,213,321)
Net change in unrealized appreciation (depreciation)	53,626,529	(92,950,330)

Net increase (decrease) in net assets resulting from operations	227,666,321	43,382,147

Distributions to shareholders: (Note 1l)
Class A	(138,743,800)	(106,537,907)
Class C	(34,243,715)	(31,329,580)
Class R	(3,918,092)	(3,355,206)
Class R6	(18,669,569)	(13,824,604)
Advisor Class	(38,939,889)	(32,910,570)

Total distributions to shareholders	(234,515,065)	(187,957,867)

Capital share transactions: (Note 2)
Class A	(160,333,285)	(461,379,634)
Class C	(360,085,250)	(280,427,839)
Class R	(19,998,642)	(38,252,437)
Class R6	(123,669,688)	75,196,883
Advisor Class	(322,273,887)	(113,689,921)

Total capital share transactions	(986,360,752)	(818,552,948)

Net increase (decrease) in net assets	(993,209,496)	(963,128,668)
Net assets:
Beginning of year	5,842,398,289	6,805,526,957

End of year (Note 1l)	$4,849,188,793	$5,842,398,289

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. |	Annual Report	47

FRANKLIN STRATEGIC SERIES

Notes to Consolidated Financial Statements

Franklin Strategic Income Fund

1.   Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any

franklintempleton.com	Annual Report	49

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

c.   Joint Repurchase Agreement (continued)

other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Consolidated Statement of Investments, had been entered into on on April 30, 2019.

d.   Securities Purchased on a Delayed Delivery and TBA Basis

The Fund purchases securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

e.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives

Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a

50	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

f.   Restricted Cash

At April 30, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

g.   Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

h.   FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2019, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

During the year ended April 30, 2019, Turtle Bay Resort paid a distribution to FT Subsidiary. The distribution received is reflected as other income in the Consolidated Statement of Operations. At April 30, 2019, FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%.

When the Turtle Bay investment liquidates, the FT Subsidiary will recognize a capital loss which can be carried-back to offset prior year capital gains, resulting in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At April 30, 2019, the net assets of FT Subsidiary were $18,615,261, representing less than 1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

i.   Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

j.   Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

k.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

l.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

m.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

n.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com	Annual Report	53

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of

Changes in Net Assets.

For the year ended April 30, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(106,537,907)
Class C	(31,329,580)
Class R	(3,355,206)
Class R6	(13,824,604)
Advisor Class	(32,910,570)

For the year ended April 30, 2018, distributions in excess of net investment income included in net assets was $(39,100,421).

2.   Shares of Beneficial Interest

At April 30, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended April 30,
	2019		2018
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold[a]	50,096,209	$476,428,245	43,921,154	$432,817,045
Shares issued in reinvestment of distributions	13,459,738	127,947,689	10,060,731	98,645,567
Shares redeemed	(80,356,291)	(764,709,219)	(100,902,437)	(992,842,246)

Net increase (decrease)	(16,800,344)	$(160,333,285)	(46,920,552)	$(461,379,634)

Class C Shares:
Shares sold	4,597,179	$43,711,512	8,181,686	$80,552,705
Shares issued in reinvestment of distributions	3,342,536	31,796,374	2,971,594	29,122,692
Shares redeemed[a]	(45,752,627)	(435,593,136)	(39,654,519)	(390,103,236)

Net increase (decrease)	(37,812,912)	$(360,085,250)	(28,501,239)	$(280,427,839)

Class R Shares:
Shares sold	1,437,455	$13,630,121	2,109,693	$20,673,849
Shares issued in reinvestment of distributions	405,340	3,838,586	334,005	3,263,282
Shares redeemed	(3,962,132)	(37,467,349)	(6,343,188)	(62,189,568)

Net increase (decrease)	(2,119,337)	$(19,998,642)	(3,899,490)	$(38,252,437)

Class R6 Shares:
Shares sold	10,323,576	$98,464,071	16,787,902	$165,966,032
Shares issued in reinvestment of distributions	1,882,797	17,913,831	1,355,636	13,298,999
Shares redeemed	(25,303,121)	(240,047,590)	(10,569,929)	(104,068,148)

Net increase (decrease)	(13,096,748)	$(123,669,688)	7,573,609	$75,196,883

Advisor Class Shares:
Shares sold	18,952,628	$180,567,542	27,736,896	$273,558,768
Shares issued in reinvestment of distributions	3,899,671	37,096,165	3,187,566	31,290,077
Shares redeemed	(56,752,457)	(539,937,594)	(42,428,324)	(418,538,766)

Net increase (decrease)	(33,900,158)	$(322,273,887)	(11,503,862)	$(113,689,921)

[a]May include a portion of Class C shares that were automatically converted to Class A.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the year ended April 30, 2019, the gross effective investment management fee rate was 0.455% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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Franklin Strategic Income Fund (continued)

3.   Transactions with Affiliates (continued)

c.   Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$222,236

CDSC retained	$25,401

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Fund’s Prospectus.

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2019, the Fund paid transfer agent fees of $7,915,611, of which $3,441,566 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Controlled Affiliates
Franklin Lower Tier Floating Rate Fund	25,361,119	—	(25,361,119)[a]	—	$—	$21,162,839	$(34,375,561)	$—
Franklin Middle Tier Floating Rate Fund	21,833,687	—	—	21,833,687	194,101,482	15,661,195	—	(12,445,202)

Total Controlled Affiliates					$194,101,482	$36,824,034	$(34,375,561)	$(12,445,202)

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Franklin Strategic Income Fund (continued)

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.10%	200,193,361	284,937,373	(421,946,957)	63,183,777	$63,183,777	$1,736,770	$—	$—

Total Affiliated Securities					$257,285,259	$38,560,804	$(34,375,561)	$(12,445,202)

a The Fund sold shares of the affiliate through an in-kind transfer of common stocks and other equity interests, corporate bonds and senior floating rate interests securities and cash. See Note 6.

g.   Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future.

h.   Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended April 30, 2019, these purchase and sale transactions (excluding in-kind transactions) aggregated $589,399 and $0, respectively. See Note 3(f).

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2019, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$33,032,070
Long term	441,662,444

Total capital loss carryforwards	$474,694,514

The tax character of distributions paid during the years ended April 30, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from ordinary income	$234,515,065	$187,957,867

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Franklin Strategic Income Fund (continued)

5.   Income Taxes (continued)

At April 30, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$5,227,364,068

Unrealized appreciation	$79,689,821
Unrealized depreciation	(227,603,542)

Net unrealized appreciation (depreciation)	$(147,913,721)

Distributable earnings-undistributed ordinary income	$2,304,402

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums, swaps and financial futures transactions.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2019, aggregated $6,423,784,686 and $7,399,557,434, respectively. Purchases and sales of investments exclude in-kind transactions of $182,139,208 and $218,465,749, respectively.

7.   Credit Risk and Defaulted Securities

At April 30, 2019, the Fund had 43.5% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2019, the aggregate value of these securities was $45,810,500, representing 0.9% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8.   Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value
331,325	[a] Appvion Operations Inc.	4/12/19	$4,481,262	$4,615,489
125,940,079	K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	977,122	88,110
12,532,821	K2016470219 South Africa Ltd., B	2/01/17	9,305	8,768

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Franklin Strategic Income Fund (continued)

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value
9,834,030	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/08/13 -12/31/18	$14,330,270	$12,171
2,108,028	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 12/31/18	1,683,618	77,835
124,500	[b] Remington Outdoor Co. Inc., Litigation Units	4/12/19	—	—

	Total Restricted Securities (Value is 0.1% of Net Assets)		$21,481,577	$4,802,373

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $7,561,696 as of April 30, 2019.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $2,909,366 as of April 30, 2019.

9. Other Derivative Information

At April 30, 2019, the investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on futures contracts	$3,845,560	[a]	Variation margin on futures contracts	$—

	Unrealized appreciation on OTC swap contracts	10,422,358		Unrealized depreciation on OTC swap contracts	—

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	4,309,631		Unrealized depreciation on OTC forward exchange contracts	991,064

Credit contracts	Variation margin on centrally cleared swap contracts	155,249	[a]	Variation margin on centrally cleared swap contracts	—

	OTC swap contracts (upfront payments)	4,636,391		OTC swap contracts (upfront receipts)	8,387,244

	Unrealized appreciation on OTC swap contracts	1,414,356		Unrealized depreciation on OTC swap contracts	17,364,288

Value recovery instruments	Investments in securities, at value	6,406,038	[b]

Totals		$31,189,583			$26,742,596

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

For the year ended April 30, 2019, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$ 7,842,483	Futures contracts	$ 2,810,354
	Swap contracts	(2,928,599)	Swap contracts	10,422,358
Foreign exchange contracts	Forward exchange contracts	2,758,198	Forward exchange contracts	3,007,356

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Franklin Strategic Income Fund (continued)

9. Other Derivative Information (continued)

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year		Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Credit contracts	Swap contracts	$12,565,093		Swap contracts	$(14,582,217)
Value recovery instruments	Investments	2,235,000	[a]	Investments	(3,340,936)[a]

Totals		$22,472,175			$ (1,683,085)

aVRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended April 30, 2019, the average month end notional amount of futures contracts and swap contracts, the average month end contract value for forward exchange contracts and average month end fair value of VRI, were as follows:

Futures Contracts	$266,841,534
Swap contracts	655,848,008
Forward exchange contracts	544,155,048
VRI	10,520,209

At April 30, 2019, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$ 4,309,631	$ 991,064
Swap contracts	16,473,105	25,751,532

Total	$20,782,736	$26,742,596

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2019, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BNDP	$ 236,543	$ (180,023)	$ (56,520)	$ —	$ —
BOFA	970,858	—	—	(890,000)	80,858
BZWS	611,841	(611,841)	—	—	—
CITI	3,829,422	(3,829,422)	—	—	—
DBAB	632,615	(21,272)	(611,343)	—	—
GSCO	6,805,392	—	—	(6,760,000)	45,392
JPHQ	3,677,016	(3,677,016)	—	—	—
MSCO	4,019,049	(4,019,049)	—	—	—

Total	$20,782,736	$(12,338,623)	$(667,863)	$(7,650,000)	$126,250
At April 30, 2019, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:
		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 180,023	$ (180,023)	$ —	$ —	$ —
BZWS	861,121	(611,841)	—	(249,280)	—
CITI	7,227,791	(3,829,422)	—	(3,260,000)	138,369
DBAB	21,272	(21,272)	—	—	—
JPHQ	4,680,660	(3,677,016)	—	(325,000)	678,644
MSCO	13,771,729	(4,019,049)	—	(9,752,680)	—

Total	$26,742,596	$(12,338,623)	$ —	$(13,586,960)	$ 817,013

aAt April 30, 2019, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page 66.

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Franklin Strategic Income Fund (continued)

10.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended April 30, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions		Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Remington Outdoor Co. Inc.	—	1,322,439	[a]	—	1,322,439	$2,909,366	$ —	$ —	$1,223,257
Remington Outdoor Co. Inc., Litigation Units	—	124,500	[a]	—	124,500	—	—	—	—

Total Affiliated Securities (Value is 0.1% of Net Assets)						$2,909,366	$ —	$ —	$1,223,257

aGross addition was the result of an in-kind transfer of securities.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended April 30, 2019, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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Franklin Strategic Income Fund (continued)

A summary of inputs used as of April 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$2,909,366	$—		$2,909,366
Consumer Services	—	—	122,759		122,759
Energy	3,813,395	9,565,263	2		13,378,660
Materials	886,173	—	4,615,489		5,501,662
Retailing	—	—	96,878		96,878
Software & Services	—	—	750,000		750,000
All Other Equity Investments	194,101,482	—	—		194,101,482
Corporate Bonds:
Retailing	—	16,391,981	90,006		16,481,987
All Other Corporate Bonds	—	1,738,533,829	—		1,738,533,829
Senior Floating Rate Interests:
Household & Personal Products	—	—	42,108,964		42,108,964
Software & Services	—	2,961,815	19,883,394		22,845,209
All Other Senior Floating Rate Interests	—	510,259,767	—		510,259,767
Foreign Government and Agency Securities	—	276,376,001	—		276,376,001
U.S. Government and Agency Securities	—	281,356,952	—		281,356,952
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	1,272,329,172	—		1,272,329,172
Mortgage-Backed Securities	—	458,728,031	—		458,728,031
Municipal Bonds	—	86,980,430	—		86,980,430
Escrows and Litigation Trusts	—	75,000	—	[c]	75,000
Short Term Investments	63,183,777	97,392,171	—		160,575,948

Total Investments in Securities	$261,984,827	$4,753,859,778	$67,667,492		$5,083,512,097

Other Financial Instruments:
Futures Contracts	$3,845,560	$—	$—		$3,845,560
Forward Exchange Contracts	—	4,309,631	—		4,309,631
Swap Contracts	—	11,991,963	—		11,991,963

Total Other Financial Instruments	$3,845,560	$16,301,594	$—		$20,147,154

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$991,064	$—		$991,064
Swap Contracts	—	17,364,288	—		17,364,288

Total Other Financial Instruments	$—	$18,355,352	$—		$18,355,352

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at April 30, 2019.

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Franklin Strategic Income Fund (continued)

12.  Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year. At April 30, 2019, the reconciliation of assets is as follows:

	Balance at Beginning of Year		Purchases		Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Services	$1,009,115		$ —		$ —	$ —	$—	$—	$ —	$ (886,356)	$ 122,759		$(886,356)
Energy	1,083		—		—	—	—	—	—	(1,081)	2		(1,081)
Materials	—		4,481,262	[c]	—	—	—	—	—	134,227	4,615,489		134,227
Retailing	111,118		—		—	—	—	—	—	(14,240)	96,878		(14,240)
Software & Services	—		750,000		—	—	—	—	—	—	750,000		—
Transportation	1,895,749		—		(1,512,758)	—	—	—	(5,977,606)	5,594,615	—		—
Corporate Bonds:
Retailing	230,474		—		—	12,081	—	—	—	(152,549)	90,006		(152,549)
Senior Floating Rate Interests:
Household & Personal Products	—		42,008,717	[c]	—	—	—	—	—	100,247	42,108,964		100,247
Software & Services	—		20,000,000	[c]	—	—	—	—	—	(116,606)	19,883,394		(116,606)
Escrows and Litigation Trusts	—	[d]	—	[c,d]	—	—	—	—	—	—	—	[d]	—

Total Investments in Securities	$ 3,247,539		$67,239,979		$(1,512,758)	$12,081	$—	$—	$(5,977,606)	$4,658,257	$67,667,492		$(936,358)

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs.

bIncludes common stocks as well as other equity interests.

cIncludes securities received as a result of an in-kind transfer.

dIncludes securities determined to have no value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2019, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Input	Amount/ Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]

Assets:
Investments in Securities:
Senior Floating Rate Interests:
Household & Personal Products	$39,510,545	Discounted cash flow	Free cash flow	$18.9 - $32.4 mil	Increase[c]

			Discount rate	11.4% - 12.3% (11.7%)	Decrease

Software & Services	19,883,394	Discounted cash flow	Free cash flow	$28.7 mil	Increase[c]

			Discount rate	20.0%	Decrease[d]

All other investments[e]	8,273,553[f]

Total	$67,667,492

aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cRepresents a significant impact to fair value and net assets.

dRepresents a significant impact to fair value but not net assets.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

fIncludes securities determined to have no value at April 30, 2019.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
BOFA	Bank of America Corp.	COP	Colombian Peso	CLO	Collateralized Loan Obligation
BZWS	Barclays Bank PLC	DOP	Dominican Peso	CMT	Constant Maturity Treasury Index
CITI	Citigroup, Inc.	EUR	Euro	FRN	Floating Rate Note
DBAB	Deutsche Bank AG	GBP	British Pound	GDP	Gross Domestic Product
GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	GO	General Obligation
JPHQ	JP Morgan Chase & Co.	MXN	Mexican Peso	HDC	Housing Development Corp.
MSCO	Morgan Stanley	USD	United States Dollar	LIBOR	London InterBank Offered Rate
		UYU	Uruguayan Peso	MBS	Mortgage-Backed Security
		ZAR	South African Rand	PIK	Payment-In-Kind
				RDA	Redevelopment Agency/Authority
				SF	Single Family
				TBD	To be determined
				T-Note	Treasury Note
				VRI	Value Recovery Instruments

Index
CDX.EM.30	CDX Emerging Markets Index
MCDX.NA.31	MCDX North America Index

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of Franklin Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin Strategic Income Fund and its subsidiary (the “Fund”) as of April 30, 2019, the related consolidated statements of operations for the year ended April 30, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of April 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended April 30, 2019 and the consolidated financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since March 2019	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	136	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and, Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 28 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of nine of the investment companies in Franklin Templeton (since December 2018).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and effective May 21, 2019, designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Strategic Income Fund

(Fund)

At an in-person meeting held on April 16, 2019 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

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Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional multi-sector income funds. The Board noted that the Fund’s annualized income return for the three-year period was below the median of its Performance Universe, but for the one-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed the performance of the Fund with management and noted that the Fund’s annualized total return for the one- and three-year periods was only slightly below the median of its Performance Universe and that such relative underperformance was due to a shorter duration profile of its portfolio holdings. The Board also noted management’s continued enhancements to the Fund’s investment team and process. Given the Fund’s income-oriented investment objective and the considerations noted above, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Fund and Class A and Class M shares for the other funds in the Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and ten other multi-sector income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation

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SHAREHOLDER INFORMATION

methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

74	Annual Report	franklintempleton.com

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Annual Report and Shareholder Letter
Franklin Strategic Income Fund
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	194 A 06/19

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $403,045 for the fiscal year ended April 30, 2019 and $407,625 for the fiscal year ended April 30, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $204,500 for the fiscal year ended April 30, 2019 and $16,250 for the fiscal year ended April 30, 2018. The services for which these fees were paid included tax compliance services related to year-end, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2019 and $6,535 for the fiscal year ended April 30, 2018. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $36,500 for the fiscal year ended April 30, 2019 and $65,225 for the fiscal year ended April 30, 2018. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), account maintenance project, training on partnership tax accounting and capital account maintenance and benchmarking services in connection with the ICI TA survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $241,000 for the fiscal year ended April 30, 2019 and $88,010 for the fiscal year ended April 30, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.     N/A

Item 6. Schedule of Investments.     N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.     N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.     N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls: Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer –
Finance and Administration

Date June 26, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date June 26, 2019